Registration No. 333-282591
As filed with the Securities and Exchange Commission on October 11, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. ___1	☒

Midland National Life Insurance Company
(Name of Insurance Company )

8300 Mills Civic Parkway
West Des Moines, Iowa 50266-1071
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code:
(877) 586-0240

Name and Address of Agent for Service:	Copy to:
Brett L. Agnew
Midland National Life Insurance Company	Dodie Kent
8300 Mills Civic Parkway	Eversheds Sutherland
West Des Moines, Iowa	New York, New York
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Approximate date of commencement of proposed sale to the public: Continuously on and after the effective date of this registration statement.
It is proposed that this filing will become effective:

☒    on December 30, 2024 pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933
(“Securities Act”).

Check each box that appropriately characterizes the Registrant:

☒    Insurance Company relying on Rule 12h-7 under the Exchange Act

1

Rate Sheet Supplement dated January 14, 2025
to the Prospectus dated January 14, 2025
for the Oak Elite Advisory Registered Index-Linked Variable Annuity
issued by Midland National Life Insurance Company

through the Midland National Life Separate Account C

This Rate Sheet Supplement should be read carefully and retained with the prospectus dated January 14, 2025 for the Oak Elite Advisory Registered Index- Linked Variable Annuity Contract (the “Contract”).
This Rate Sheet Supplement provides the current Lifetime Payment Percentages under the GLWB riders as described in the “Guaranteed Living Withdrawal Benefits” section of the prospectus. This Rate Sheet Supplement is effective until superseded by a subsequent Rate Sheet Supplement. For as long as this Rate Sheet Supplement is in effect, we will apply the Lifetime Payment Percentages in this Rate Sheet Supplement to GLWB riders issued pursuant to an application that was submitted while this Rate Sheet Supplement is in effect. We will file a new Rate Sheet Supplement at least 10 Business Days before the new Lifetime Payment Percentages go into effect.
Before submitting your application for a Contract, please confirm that you have obtained the current Rate Sheet Supplement. To obtain the current Rate Sheet Supplement:
•Contact your Advisor
•Contact us at 833-492-0022
•Go to www.midlandnational.com/midlandadvisory
•Go to www.sec.gov under File No. 333-262682
The Lifetime Payment Percentage is used to determine your Lifetime Payment Amount under your GLWB rider based on the age of the younger Covered Person on the Contract Issue Date. The applicable Lifetime Payment Percentage is increased for each full Contract Year that elapses after the Contract Issue Date but before you elect to begin Lifetime Payments under your GLWB rider. The Lifetime Payment Percentage applicable to you is set forth in the Rate Sheet Supplement in effect when we receive your application and initial premium payment in Good Order. If we receive your application and initial premium payment in Good Order and a different Rate Sheet Supplement is in effect from the one that was in effect when you signed your application:
•If the subsequent Rate Sheet Supplement has lower Lifetime Payment Percentages than the Rate Sheet Supplement that was in effect when you signed your application, we will inform you and your Advisor and request confirmation that you accept the lower Lifetime Payment Percentages then in effect. You or your Advisor may also instruct us to issue the Contract without the GLWB Rider.
•If the subsequent Rate Sheet Supplement has higher Lifetime Payment Percentages than the Rate Sheet Supplement that was in effect when you signed your application, we will issue your Contract with the GLWB Rider at the higher Lifetime Payment Percentages then in effect.
Once your Contract and GLWB Rider are issued, the Lifetime Payment Percentage applicable to you will not change for the life of your Contract. Please refer to Appendix D for historical Lifetime Payment Percentages from superseded Rate Sheet Supplements.
The current Lifetime Payment Percentages are contained in the table below:

Age of Younger Covered Person at Contract Issue	Single Covered Person Lifetime Payment Percentage (as a percentage of Benefit Base)	Joint Covered Person Lifetime Payment Percentage (as a percentage of Benefit Base)	Lifetime Payment Percentage increase for each increase in Attained Age from Contract Issue to GLWB Exercise Date

50	3.500%	3.000%	+0.100%
51	3.575%	3.075%	+0.100%
52	3.650%	3.150%	+0.100%
53	3.725%	3.225%	+0.100%
54	3.800%	3.300%	+0.100%
55	3.875%	3.375%	+0.100%
56	3.950%	3.450%	+0.100%
57	4.025%	3.525%	+0.100%
58	4.100%	3.600%	+0.100%
59	4.175%	3.675%	+0.100%
60	4.250%	3.750%	+0.100%
61	4.400%	3.900%	+0.100%
62	4.550%	4.050%	+0.100%
63	4.700%	4.200%	+0.100%
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64	4.850%	4.350%	+0.100%
65	5.000%	4.500%	+0.125%
66	5.150%	4.650%	+0.125%
67	5.300%	4.800%	+0.125%
68	5.450%	4.950%	+0.125%
69	5.600%	5.100%	+0.125%
70	5.750%	5.250%	+0.125%
71	5.900%	5.400%	+0.125%
72	6.050%	5.550%	+0.125%
73	6.200%	5.700%	+0.125%
74	6.350%	5.850%	+0.125%
75	6.500%	6.000%	+0.150%
76	6.650%	6.150%	+0.150%
77	6.800%	6.300%	+0.150%
78	6.950%	6.450%	+0.150%
79	7.100%	6.600%	+0.150%
80	7.250%	6.750%	+0.150%
81	7.400%	6.900%	+0.150%
82	7.550%	7.050%	+0.150%
83	7.700%	7.200%	+0.150%
84	7.850%	7.350%	+0.150%
85	8.000%	7.500%	+0.150%

3

Oak Elite Advisory Registered Index-Linked Variable Annuity Prospectus
January 14, 2025
A Flexible Premium Deferred Registered Index Linked Variable Annuity issued by: Midland National Life Insurance Company through the Midland National Life Separate Account C
This prospectus describes the Oak Elite Advisory Registered Index-Linked Variable Annuity (the “Contract”) issued by Midland National Life Insurance Company (the “Company,” “us,” “we,” “our”). This prospectus provides information you should know before purchasing the Contract.
The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. The Contract does not provide tax deferral benefits beyond those already provided under the Internal Revenue Code for a Contract purchased as a Qualified Contract through an Individual Retirement Account (“IRA”). Amounts withdrawn from the Contract prior to age 59 1⁄2 may also be subject to taxes, including a 10% federal penalty tax. You should consult with your tax advisor for more information. The Contract is available for purchase through financial intermediaries (“Advisors”) that may charge a fee for their asset management and/or investment advisory services (“Advisory Fee”). The Company is not a party to the Advisory Fee. The Advisory Fee that your Advisor charges you, if any, is solely between you and your Advisor, and is in addition to the fees and expenses for the Contract described in this prospectus. You may elect to have the Advisory Fee deducted from your Contract Value or arrange to pay the Advisory Fee from a separate source. If you invest in the Cycle Investments, it may be better for you to pay Advisory Fees from a separate source because (as discussed further below) withdrawals from Cycle Investments prior to the end of the investment period are subject to a “Fair Value” calculation and the downside protection will not apply until the end of the investment period. You should discuss with your Advisor before deciding to have Advisory Fees paid from your Contract Value. If you choose to pay the Advisory Fee from your Contract Value, this deduction will reduce the standard death benefit and annuity benefits under the Contract and may be subject to federal and state income taxes, including a 10% federal penalty tax if you are under age 591⁄2. The deduction of Advisory Fees from your Contract Value will not reduce the value of any optional benefit riders you may elect. However, all deductions, including deductions for Advisory Fees, will reduce the likelihood of increasing the value of the optional Annual Ratchet Death Benefit or Guaranteed Living Withdrawal Benefit (“GLWB”) riders.
The Contract offers two types of investment options: (i) Cycle Investments, which are linked to the performance of an Index; and (ii) Subaccounts (“Subaccount(s)”), which, in turn, each invest in a mutual fund portfolio (“Investment Portfolio”). See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each investment option.
•Each Cycle Investment provides a return based on the performance, positive or negative, of the Index to which it is linked for specified period of time (the “Cycle Term”). Any positive return will be subject to either a Cap Rate and/or a Participation Rate (the “Crediting Type”), which will limit the amount you can earn on a Cycle Investment. A Cap Rate is the maximum positive return that you could be credited on the last day of the Cycle Term (the “Cycle End Date”). A Participation Rate is the portion of positive Index performance, if any, that you will be credited on the Cycle End Date, and your potential increase is not subject to a maximum. We guarantee that we will never offer a Cycle Investment with a Cap Rate Below 2.5 % or a Participation Rate below 10% for the life of your Contract.
Any negative return will be subject to a certain level of downside protection in the form of either a Floor Rate or Buffer Rate (the “Cycle Structure”). A Floor Rate is the maximum loss that you will bear on the Cycle End Date. A Buffer Rate is the maximum Index loss that the Company will protect you from on the Cycle End Date, and you will be subject to any Index loss in excess of the Buffer Rate. You could lose up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; and up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate. We reserve the right to remove or substitute the Cycle Investments currently available and to add new Cycle Investment options in the future. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than 5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses. This Contract may not be appropriate for you if you intend to invest solely in the Index-linked Cycle Investments.
•Your Accumulation Value in each Subaccount will increase or decrease based on investment performance of the underlying Investment Portfolio. This means that a Subaccount’s Accumulation Unit Value is not based on a Fair Value calculation, unlike a Cycle Investment Unit Value prior to the Cycle End Date.

4

The contract is a complex investment vehicle and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in negative contract adjustments based on the Fair Value of the Cycle Investments, taxes, and tax penalties. Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means on any day prior to the Cycle End Date if you make a withdrawal (including Lifetime Payments under the GLWB riders, withdrawals to pay Advisory Fees, systematic withdrawals and required minimum distributions), transfer to the Subaccounts, surrender or annuitize the Contract, or if a death benefit becomes payable, your Cycle Investment Value could reflect lower gains and higher losses than on the Cycle End Date and you could lose up to 100% of your principal investment and any earnings. This Contract may not be appropriate for you if you intend or need to make withdrawals prior to the Cycle End Dates.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.

Before you purchase the Contract, you should carefully read this prospectus and speak with your financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objective. You should also consult with a tax professional.
There are also risks associated with investing in the Subaccounts, including the risk of loss of up to all or a significant amount of your principal investment and any earnings. You should not buy this Contract if you are not willing to assume these investment risks.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although the amount you receive may reflect negative adjustments based on the Fair Value of the Cycle Investments. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. See “Right to Cancel” in this prospectus for more detail.
The Contract described in this Prospectus:
•Is not a bank deposit;
•Is not an obligation or guarantee of a bank or credit union;
•Is not insured or guaranteed by the FDIC or a government agency;
•Is subject to loss of principal.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional Information about certain investment products, including variable and index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: January 14, 2025
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DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus. These terms are generally capitalized throughout this document.
Accumulation Unit means the units credited to each Subaccount in the Registered Separate Account before the Maturity Date.
Accumulation Unit Value means the value of an Accumulation Unit of a Subaccount for a Valuation Period.
Accumulation Value means the sum of the amounts you have in the Subaccounts.
Advisor means a registered investment advisor providing asset management and/or investment advisory services to you with respect to your Contract Value.
Advisory Fee means the fees paid by you to an Advisor for asset management and/or investment advisory services with respect to your Contract Value. The Company is not a party to the Advisory Fee. The Advisory Fee, if any, is solely between you and your Advisor. You may elect to have the Advisory Fee deducted from your Contract Value or arrange to pay the Advisory Fee from a separate source.
Annual Ratchet Death Benefit Rider means the optional Annual Ratchet Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your Contract Value, or (ii) your total premium payments, adjusted for Gross Partial Withdrawals, with the potential for annual “step ups” on each Contract Anniversary prior to the oldest Owner’s age 85. For more detailed information, see “Death Benefits.”
Annuitant means the person(s) whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The Annuitant may not be changed during the Annuitant’s lifetime. If you elect the Joint and Survivor Income Payment option, the duration of any annuity payment will depend on the life of the Annuitant and the Joint Annuitant.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract is irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available. In addition, the standard Death Benefit, and any optional death benefits you have elected will terminate without value. If you elected an optional GLWB Rider and Lifetime Payments have begun, your GLWB Rider will not terminate and your benefits under the GLWB Rider will continue until the death(s) of the Covered Person(s). If you elected an optional GLWB Rider and Lifetime Payments have not yet begun, you may choose to begin Lifetime Payments or you may purchase a Single Pay Immediate Annuity (“SPIA”) with your Contract Value.
Beneficiary means the person(s) to whom Death Benefit will be paid in the event of the death of an Owner.
Benefit Base means the base amount that is used to determine your Lifetime Payment Amount each Contract Year under a GLWB rider.
Buffer Rate means the rate used to determine the Cycle End Date Unit Value Buffer as described in “Valuation of a Cycle Investment - On the Cycle End Date” later in this Prospectus. It represents the maximum loss due to negative Index performance from which the Owner is protected on a Cycle End Date. The Buffer Rate does not apply before the Cycle End Date.
Business Day means any day the New York Stock Exchange is open for regular trading. Our Business Day ends when the New York Stock Exchange closes for regular trading, generally 3:00 p.m. Central Time.
Cap Rate means the rate used to determine the Cycle Investment’s Unit Value gain. It represents the maximum potential increase in the Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date for Cycles with a Cap Rate Crediting Type.
Contract Anniversary means the same date in each Contract Year as the Issue Date.
Contract Month means a month that starts on the same date as the Issue Date in each month. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (February 1, March 31, April 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the Issue Date in each three-month period. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).

Contract Value means the sum of amounts invested in the Cycle Investments and the Subaccounts, plus any amounts in the Default Account.
Contract Value Death Benefit means the standard Death Benefit included under your Contract at no additional charge, which pays your beneficiary your Contract Value. We also refer to this as the standard Death Benefit.
Contract Year means a year that starts on the Issue Date or on each Contract Anniversary thereafter.
Covered Person means the person(s) whose life is used to determine the amount and duration of any Lifetime Payments under a GLWB rider.
Crediting Type means the upside investment exposure type associated with a Cycle Investment. We offer three upside investment exposure types: (i) the Cap Rate, (ii) Participation Rate and (ii) the Cap Rate with Participation Rate.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, IA 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833. This should only be used for mail delivered via a courier.
Cycle Business Day means any Business Day on which the Cycle Investment Unit Value for a Cycle Investment is determined.
Cycle End Date means the Cycle Business Day on which a Cycle Investment is scheduled to end. Any Cycle End Date will be the Business Day prior to the 3rd Thursday of each month, provided the 3rd Thursday is a Business Day. If the 3rd Thursday of the month is not a Business Day, the following Business Day will be used.
Cycle Investment means an index-linked investment under the Contract that has a specific Cycle Type Start Date, and Cycle End Date.
Cycle Investment Unit means the measurement we use to calculate a Cycle Investment Value. Units may only be purchased on the Cycle Start Date.
Cycle Investment Unit Value means the value of a Cycle Investment Unit on a Cycle Investment Business Day. The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00. Prior to the Cycle End Date, the Cycle Investment Unit Value is determined by the Fair Value, and the Floor and Buffer rates do not apply.
Cycle Investment Value means the sum of the amounts you have invested in the Cycle Investments. The value of a Cycle Investment on any Cycle Business Day is equal to the number of Cycle Investment Units multiplied by that day’s Cycle Investment Unit Value. We also use this term, in context, to define the amount you have invested in a single Cycle Investment.
Cycle Start Date means the Business Day on which a Cycle Investment is established. Any Cycle Start Date will be the 3rd Thursday of each month, provided the 3rd Thursday is a Business Day. If the 3rd Thursday of the month is not a Business Day, the following Business Day will be used.
Cycle Structure means the downside protection type associated with a Cycle Investment. We offer two downside protection types: (i) the Floor Rate, and (ii) the Buffer Rate.
Cycle Term, for any Cycle Investment, means the period from the Cycle Start Date to the Cycle End Date.
Cycle Type means all Cycle Investments having the same Index, Cycle Term, Crediting Type, Cycle Structure, and corresponding Floor Rate or Buffer Rate.
Death Benefit means the amount that we will pay to the Beneficiary in the event of the death of an Owner if the Contract is still in force and in the Accumulation phase. The amount of the Death Benefit is based on which Death Benefit option is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
Default Account means the Fidelity VIP Government Money Market Portfolio - Service Class 2 Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) transfers of proceeds designated for a new Cycle Investment(s) as of one Business Day prior to the Cycle Start Date, (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch.

Excess Gross Partial Withdrawal means the aggregate amount of Gross Partial Withdrawals during any Contract Year that exceeds the Lifetime Payment Amount under a GLWB rider. An Excess Gross Partial Withdrawal will reduce the Benefit Base by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the GLWB Rider.
Fair Value means a value used to determine the Cycle Investment Unit Value on each Business Day during the Cycle Term prior to the Cycle End Date. It is the Fair Value of the Cycle based on the current value of the financial instruments used to calculate the Cycle payout on the Cycle End Date as determined by the independent third party Fair Value Calculation Agent.
Fair Value Calculation Agent means an independent third party with whom the Company contracts to determine the Fair Value of a Cycle Investment during the Cycle Term. Currently, the Fair Value Calculation Agent is S&P Global Market Intelligence. We may use different Fair Value Calculation Agents for different Cycle Investments.
Floor Rate means the rate used to determine the Cycle End Date Unit Value Floor as described in “Valuation of a Cycle Investment—On the Cycle End Date” later in this Prospectus. It represents the maximum potential loss in Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date. The Floor Rate does not apply before the Cycle End Date.
General Account means assets we own that are not in a separate account, but rather are held as part of our general assets and are subject to claims of our general creditors.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the Business Day they are received at the Customer Service Center as long as the request is in Good Order. For more detailed information see “Administrative Procedures.”
GLWB Exercise Date means the date you elect to begin Lifetime Payments under a GLWB rider. It is the date on which your Lifetime Payment Percentage and the initial Benefit Base are established.
Gross Partial Withdrawal is the total amount requested as a partial withdrawal (before any reduction for Premium Tax, if applicable).
Guaranteed Living Withdrawal Benefit (“GLWB”) Rider means one of the two optional Guaranteed Living Withdrawal Benefits available for an additional charge, which guarantees you can withdraw the Lifetime Payment Amount each Contract Year regardless of investment performance. If you select the Contract Value GLWB Rider, your initial Benefit Base will equal your Contract Value on the date you first exercise the benefit. If you select the Return of Premium GLWB Rider, your initial Benefit Base will equal the greater of (i) your Contract Value on the date you first exercise the benefit or (ii) your total premium payments, adjusted for Gross Partial Withdrawal, as of the date you first exercise the benefit. For more detailed information, see “Guaranteed Living Withdrawal Benefits.”
Index means the index to which a Cycle Investment is linked.
Index Value means the value of an Index as reported to us by the Index provider.
Indicative Rates means the rates we post and update on our website every Tuesday before any Cycle Start Date. They are the Cap Rate(s) or Participation Rate(s) we would declare if that day was a Cycle Start Date, based on then current market conditions.
Initial Cycle Investment Unit Value means the Cycle Investment Unit Value on any Cycle Start Date. The Initial Cycle Investment Unit Value is set as $10.00 for each Cycle on the Cycle Start Date.
Investment Options means the investments available under the Contract, which are: (i) the Cycle Investments, each of which is linked to the performance of a specified Index; and (ii) the Subaccounts, which are each a division of our Registered Separate Account, each of which, in turn, invests exclusively in one share class of one Investment Portfolio.
Investment Portfolio means a mutual fund portfolio in which a Subaccount invests.
Issue Age means the age of the Owner on the last birthday before the Issue Date. in the case of Joint Owners, Issue Age is based on the age of the oldest Joint Owner. In the case of non-natural owners, Issue Age is based on the age of the Annuitant.
Issue Date means the date the Contract goes into effect.
Lifetime Payment Amount means the maximum amount you can withdraw each Contract Year under a GLWB rider without triggering an Excess Gross Partial Withdrawal and reducing your Benefit Base. If the Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal, we will pay the Lifetime Payment Amount from our general account assets for the remainder of the Covered Person(s). We refer to individual withdrawals of the Lifetime Payment Amount that you take after the GLWB Exercise Date or payments of the Lifetime Payment Amount that we make to you under a GLWB Rider as "Lifetime Payments.

Lifetime Payment Percentage means the percentage of the Benefit Base that determines your Lifetime Payment Amount under a GLWB rider each Contract Year. The Lifetime Payment Percentage applicable to you is set forth in the Rate Sheet Supplement in effect when we receive your application and initial premium payment for the Contract in Good Order. Please refer to Appendix D for historical Lifetime Payment Percentages from superseded Rate Sheet Supplements.
Maturity Date means either the date, specified in your Contract, on which income payments will begin, or an earlier date that you specify. The earliest possible Maturity Date is the first Contract anniversary, at which time you may annuitize your full Contract Value. The maximum Maturity Date is the Contract anniversary immediately following the Annuitant’s 115th birthday.
Non-Registered Separate Account means the separate account under the Contract that holds amounts allocated to the Cycle Investments. The Non-Registered Separate Account is non-unitized, was established under Iowa law and is not registered under the Investment Company Act of 1940.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Participation Rate means the rate used to determine the Cycle Investment’s Unit Value gain. It represents the portion of positive Index performance, if any, for a Cycle Investment that your Cycle Investment Unit Value will participate in on the Cycle End Date for Cycles with a Participation Rate Crediting Type.
Payee means the person who is entitled to receive annuity payments after Annuitization. On or after the Maturity Date, the Owner will be the Payee. The Beneficiary is the Payee of the proceeds at the death of the Owner, if the date of death is prior to the Maturity Date.

Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.
Rate Sheet Supplement refers to a periodic supplement to this prospectus that provides the current Lifetime Payment Percentages under a GLWB Rider applicable to new purchases. See “Guaranteed Living Withdrawal Benefits.”
Rate Threshold means (1) the minimum Cap Rate we will declare for any Cycle Type with a Cap Rate Crediting Type, (2) the minimum Participation Rate we will declare for any Cycle Type with a Participation Rate Crediting Type, or (3) the minimum Cap Rate and Participation Rate for any Cycle Type with a Cap with Participation Crediting Type. Each Cycle Type will have a specific Rate Threshold. A Cycle Investment will not be launched on a scheduled Start Date if the resulting Cycle Cap Rate and/or Cycle Participation Rate is lower than its Rate Threshold.
Registered Separate Account means Midland National Life Separate Account C, which receives and invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. Our Registered Separate Account is divided into Subaccounts. Separate Account C is registered as an investment company under the Investment Company Act of 1940, as amended.
Return of Premium Death Benefit Rider means the optional Return of Premium Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your Contract Value or (ii) your total premium payments, adjusted for Gross Partial Withdrawal. For more detailed information, see “Death Benefits.”
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”
Surrender Value means the Contract Value on the date of surrender less any applicable state premium tax.
Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one Business Day and ending at the close of regular trading on the New York Stock Exchange on the next Business Day. Midland National reserves the right to revise the definition of Valuation Period as needed in accordance with applicable federal securities laws and regulations.
Written Notice or Written Request means a notice or request submitted in a written form satisfactory to us, which is signed by the Owner and received by us in Good Order at our Customer Service Center, P.O. Box 9261, Des Moines, IA 50306-9261, or via fax (866) 511-7038. The overnight mailing address is Midland National Customer Service Center, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833.

OVERVIEW OF THE OAK ELITE ADVISORY REGISTERED INDEX-LINKED AND VARIABLE ANNUITY
Q: What is the Contract, and what is it designed to do?
A: The Oak Elite Advisory Registered Index-Linked Variable Annuity is designed to enable you to accumulate assets through Cycle Investments and Subaccounts of the Registered Separate Account. The Cycle Investments provide returns linked to the performance of a single specified Index. Each Subaccount invests in one share class of an Investment Portfolio.
The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin income payments, the Contract also provides a standard Contract Value Death Benefit for your designated beneficiaries. The amount of the Death Benefit is based on which death benefit is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. In the case of multiple primary Beneficiaries, the amount received by each primary Beneficiary will be their proportional share of the Death Benefit.
The Contract is available through financial intermediaries (“Advisors”) that may charge an Advisory Fee for their asset management and/or investment advisory services. You may elect to have the Advisory Fee that your Advisor charges, if any, deducted from your Contract Value or arrange to pay the Advisory Fee from a separate source. If you choose to pay the Advisory Fee from your Contract Value, this deduction will reduce the standard Contract Value Death Benefit and annuity benefits under the Contract and may be subject to federal and state income taxes, including a 10% federal penalty tax if you are under age 591⁄2. The deduction of Advisory Fees will also reduce the likelihood of increasing the value of the Annual Ratchet Death Benefit or the Benefit Base of a GLWB rider through a step up on an eligible Contract Anniversary. See “Advisory Fees Deducted From Contract Value” for more information.
The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Subaccounts. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as a short-term investment vehicle. In addition, prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Lifetime Payments under a GLWB Rider withdrawn from the Cycle Investments prior to the Cycle End Date are subject to the Fair Value calculation and proportional reduction in Cycle Investment Units described above. A GLWB Rider may not be appropriate for you if you intend or need to (i) take withdrawals before you elect to exercise your GLWB Rider benefits, which may reduce your initial Benefit Base when you choose to begin Lifetime Payments under the rider; or (ii) take Excess Gross Partial Withdrawals after you elect to exercise your GLWB Rider benefits, which will reduce your Benefit Base and, consequently, the Lifetime Payment Amounts for future Contract Years. A GLWB Rider could be appropriate if you want to have the contingent guarantee in place to continue to receive Lifetime Payments if your Contract Value is reduced to zero from poor investment performance and/or withdrawals that are not Excess Gross Partial Withdrawals. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets. You should discuss with your Advisor before electing a GLWB Rider.
For these reasons, your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Q: How do I accumulate assets in the Contract and receive income from the Contract?
A: The Contract has two phases: the Accumulation Phase and the Income Phase.
1.    Accumulation Phase
During the Accumulation Phase, subject to certain restrictions, you may apply premium payments to the Contract and allocate the premium payments among available Cycle Investments, each which provides a return linked to the performance of a specified Index over a specified Cycle Term and available Subaccounts, each of which invests an Investment Portfolio which has its own investment strategy, investment adviser, expense ratio and returns.
Additional information about available Cycle Investments and the Investment Portfolios offered through the Subaccounts is provided in an appendix to this Prospectus. See APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
A.Cycle Investments
Each Cycle Investment tracks the performance of an Index for a Cycle Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Cycle Term to amounts allocated to an Cycle Investment based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value. The value of your Cycle Investment on any day is calculated by multiplying the Cycle Investment Unit Value for that day by the number of Cycle Investment Units credited to your

Contract (“Cycle Investment Value”). The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00, and we determine the number of Cycle Investment Units initially credited to your Contract by dividing your initial Cycle Investment by the Initial Cycle Investment Unit Value.
On the Cycle End Date, we calculate the Cycle Maturity Value. The Cycle Maturity Value is the final Cycle Investment Unit Value for a Cycle investment on the Cycle End Date. The Cycle Maturity Value is calculated based on the Index’s performance over the Cycle Term, which is the difference between the Index value on the Cycle Start Date and the Index value on the Cycle End Date, subject to the Cap Rate (for a Cycle Investment with a Cap Rate Crediting Type) or the Participation Rate (for a Cycle Investment with a Participation Rate Crediting Type) or both (for a Cycle Investment with a Cap Rate and with Participation Rate Crediting Type), and subject to the Floor Rate (for a Cycle Investment with a Floor Rate Cycle Structure) or the Buffer Rate (for a Cycle Investment with a Buffer Rate Cycle Structure).
Protection Against Negative Index Return. Each Cycle Investment provides a type of downside protection (“Cycle Structure”), which limits the negative Index return used in calculating the return on the Cycle Investment credited on the Cycle End Date. The Cycle Structure is either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer Rate.
•If a Cycle Investment has a Floor Rate Cycle Structure, you will be protected against loss attributable to negative Index performance in excess of the Floor Rate on the Cycle End Date. Any percentage decline in an Index’s performance reduces the Contract Owner’s Cycle Maturity Value up to a maximum loss of the Floor Rate. For example, if you invest in a Cycle Investment with a Floor Rate of 10% and the Index decreases by 25%, you will lose 10% on the Cycle End Date.
•If a Cycle Investment has a Buffer Rate Cycle Structure, the Buffer Rate is the amount of the Index’s negative performance from which Midland will protect you on the Cycle End Date. You will be subject to any negative Index performance in excess of the Buffer Rate on the Cycle End Date. For example, if you invest in a Cycle Investment with a Buffer Rate of 20% and the Index decreases by 25%, on the Cycle End Date the Company will bear a loss of 5%, the amount of the Index loss that exceeds the Buffer Rate.
•We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than 5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.
Limits on Positive Index Return. Each Cycle Investment also limits the positive Index return used in calculating the return on the cycle Investment credited on the Cycle End Date based on its “Crediting Type. ” The Crediting Types are: (i) the maximum positive rate of return at the end of the Cycle Term, or the Cap Rate, or (ii) the portion of positive Index performance, if any, for the Cycle Term in which you will participate, or the Participation Rate, or (iii) the portion of the positive Index performance, if any, for the Cycle Term subject to the Cap Rate, or the Cap Rate with Participation Rate.
•If a Cycle Investment has a Cap Rate Crediting Type, the Cap Rate is the maximum potential increase due to positive Index performance, if any, that the Contract Owner may be credited on the Cycle End Date. The return on a Cycle Investment on the Cycle End Date is limited to the Cap Rate even if the Index performance on the Cycle End Date is higher. For example, if you invest in a Cycle Investment with a Cap Rate of 8%, on the Cycle End Date you will be credited with any Index gain up to 8%. This means that if the Index increases 10%, your rate of return would be limited to 8%, which is the Cap Rate. If the Index increases 5%, your rate of return would be the full 5% because it is below the Cap Rate.
•If a Cycle Investment has a Participation Rate Crediting Type, the Participation Rate is the portion of positive Index performance, if any, that the Contract Owner will participate in on the Cycle End Date. The return on an Investment Cycle is not limited to a maximum amount. For example, if you invest in a Cycle Investment with a Participation Rate of 90%, on the Cycle End Date you will be credited with 90% of any positive Index gain, no matter how high or low the Index gain may be. This means that if the Index increases 10%, your rate of return would be 9%, which is 90% of the Index gain. If the Index increases 5%, your rate of return would be 4.5%, which is 90% of the Index gain.
•If a Cycle Investment has a Cap Rate with Participation Rate Crediting Type, the Contract Owner, the Cap Rate is the maximum potential increase due to positive Index performance, if any, that the Contract Owner may be credited on the Cycle End Date and the Participation Rate is the percentage of any positive Index performance that the Contract Owner will participate in on the Cycle End Date, subject to the Cap Rate (if any). The return on an Investment Cycle is limited to the Cap Rate even if the Index performance on the Cycle End Date is higher. For example, if you invest in a Cycle Investment with a Cap Rate of 8% and a Participation Rate of 90%, on the Cycle End Date you will be credited with 90% of any positive Index gain up to a maximum of 8%. This means that if the Index increases 10%, your rate of return would be limited to 8%, which is the Cap Rate. If the Index increases 5%, your rate of return would be 4.5%, which is 90% of the Index gain and is below the Cap Rate. We may declare the Cap Rate for a Cycle Term to be unlimited, in which case there is no maximum potential increase. We may declare the Participation Rate to be greater than 100%, in which case the rate of return would be greater than the Index gain, subject to the Cap Rate (if applicable).
•We guarantee that we will never offer a Cycle Investment with a Cap Rate Below 2.5 % and a Participation Rate below 10% for the life of your Contract.
B.     Subaccounts

The available Subaccounts each invest an Investment Portfolio which has its own investment strategy, investment adviser, expense ratio and returns.
2.    Income Phase
During the Income Phase, you may receive annuity payments under the Contract by applying your Contract Value to an annuity payment option. Depending on the income payment option you select, payments may continue for the life of the Annuitant (and the Joint Annuitant, if any) or for a specified period between five and twenty years.
When you elect to annuitize the Contract, your Contract Value will be converted into income payments and you will no longer be able to make withdrawals from the Contract. At this time, the Accumulation Phase will end, and the standard Death Benefit and any optional death benefits you have elected will terminate. If you elected an optional GLWB Rider and Lifetime Payments have begun, your GLWB Rider will not terminate and your benefits under the GLWB Rider will continue until the death(s) of the Covered Person(s). If you elected an optional GLWB Rider and Lifetime Payments have not yet begun, you may choose to begin Lifetime Payments or you may purchase a Single Pay Immediate Annuity (“SPIA”) with your Contract Value.

Q: What are the primary features and options of the Contract?
A.    Contract Types. The Contract is available for purchase as a Non-Qualified Contract for accounts that do not qualify for special federal tax advantages under the Internal Revenue Code and as a Qualified Contract for retirement accounts that qualify for such tax advantages. The Contract does not offer any additional tax benefits when purchased in a retirement account.
B.    Available Investments. You may allocate your Contract Value to one or more Cycle Investments and/or to one or more Subaccounts.
C.    Accessing Your Money. You may make a full or partial withdrawal of your Contract Value at any time before the Maturity Date by submitting a written request to our Customer Service Center. You may also submit requests for partial withdrawals by telephone with prior authorization.
D.    Tax Treatment. You may transfer your Contract Value among Investment Options without tax implications. Returns credited to your Contract are generally tax-deferred and are taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the Death Benefit.
E.    Death Benefit. Your Contract includes a standard Contract Value Death Benefit payable to your designated beneficiaries. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. For an additional charge, you can purchase either the optional Return of Premium Death Benefit Rider or the Annual Ratchet Death Benefit Rider, which may increase the amount of money payable to your designated beneficiaries.
F.    Living Benefits. For an additional charge, you can purchase either the optional Contract Value GLWB Rider or the Return of Premium GLWB Rider, which guarantee Lifetime Payments to protect you from outliving your assets if your investments decline in value or underperform your expectations.
G.    Additional Features and Services. We make certain optional services available under the Contract at no additional charge:
•    The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a Subaccount to any other Subaccount on a regular schedule. This program does not permit Contract Value to be transferred to or from any Cycle Investments.
•    The Automatic Rebalancing Program automatically rebalances your Accumulation Value among your selected Subaccounts in order to restore your allocation to the original level. Contract Value allocated to the Cycle Investments cannot participate.
•    Systematic Withdrawals enable you to automatically withdraw a portion of your Contract Value at a frequency you select. If you choose to take Systematic Withdrawals from a Cycle Investment prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal, including a Systematic Withdrawal, prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.
Q. How is the value of a Cycle Investment determined prior to the end of a Cycle Term?
You could lose a significant amount of money due to an adjustment for Fair Value if amounts are removed from a Cycle Investment prior to the end of a Cycle Term. On each Business Day, other than the Cycle Start Date and the Cycle End Date, an independent third party (the “Fair Value Calculation Agent”) determines the Fair Value for each Cycle Investment based on the economic value of hypothetical financial instruments designed to equal the Cycle Investment value at maturity. We calculate the Cycle Investment Unit

Value based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. Your Cycle Investment Value is the amount available for withdrawals prior to the Cycle End Date, including Systematic Withdrawals, Required Minimum Distributions, Lifetime Payments under the GLWB riders, transfers to the Subaccounts, full or partial surrenders of your Contract (including exercising your right to cancel the Contract), withdrawals to pay Advisory Fees, payment of a death benefit or annuitization. You should seek advice from financial and/or tax professionals before investing in the Cycle Investments.
Lifetime Payments under the GLWB riders withdrawn from the Cycle Investments prior to the Cycle End Date are subject to the Fair Value calculation and proportional reduction in Cycle Investment Units described above. You should consider taking Lifetime Payments on the Cycle End Date of your Cycle Investments to avoid the potential for a negative Fair Value calculation and proportional reduction in Cycle Investment Units and maximize potential Contract Value growth. A GLWB rider may not be appropriate for you if you intend or need to (i) take withdrawals before you elect to exercise your GLWB rider benefits, which may reduce your initial Benefit Base when you choose to begin Lifetime Payments under the rider; or (ii) take withdrawals after you elect to exercise your GLWB rider benefits that exceed the Lifetime Payment Amount permitted under the rider (“Excess Gross Partial Withdrawals”), which will reduce your Benefit Base and, consequently, the Lifetime Payment Amount for future Contract Years. A GLWB rider could be appropriate if you want to have the contingent guarantee in place to continue to receive lifetime income if your Contract Value is reduced to zero from poor investment performance and/or withdrawals that are not Excess Gross Partial Withdrawals. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets. You should discuss with your Advisor before electing a GLWB rider.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes. Although the Contract does not include charges for early withdrawal,if you remove money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value using an adjustment based on the Fair Value of the Cycle Investment, which may be lower than your principal invested in the Cycle Investment, and the Floor Rate or the Buffer Rate do not apply. This means you can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date. For example, if you allocate $100,000 to a Cycle Investment with a 3-year Cycle Term and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The Fair Value calculation applies to all withdrawals from a Cycle Investment prior to the Cycle End Date (including Systematic Withdrawals, Required Minimum Distributions, Lifetime Payments under the GLWB riders, full or partial surrenders of your Contract (including exercising your right to cancel the Contract), and withdrawals to pay Advisory Fees), transfers to the Subaccounts, payment of a death benefit or annuitization.
The Cycle Investment Options - Examples
Are There Transaction Charges?
Yes. We reserve the right to impose a Transfer Fee of $15.00 per transfer on transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract Year. We are not currently charging this fee. We will never charge for any transfers of initial or additional premium payments that included allocation instructions to Cycle Investment Options for the next Cycle Start Date.
Charges, Fees and Deductions - Transaction Expenses – Transfer Fee
Are There Ongoing Fees and Expenses?
Yes.

The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected. Fees and expenses in the table do not reflect any Advisory Fees paid from your Contract Value or other assets of yours. If such charges were reflected, the fees and expenses would be higher.

For the Cycle Investments, there is an implicit ongoing fee to the extent that the investor’s participation in Index gains is limited by our use of a Cap Rate, Participation Rate or Cap Rate with Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
Charges, Fees and Deductions

Annual Fee	Minimum	Maximum
Base Contract Expenses[1]	0.25%	0.25%
Portfolio Company fees and expenses[2]	0.52%	1.02%
Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.15%	1.15%

1 As a percentage of the Accumulation Value. These fees are not applied against the Cycle Investment Value.
2 As a percentage of Investment Portfolio assets. These fees are not applied against the Cycle Investment Value.
3 As a percentage of the rider Benefit Base. These fees are applied pro-rata against all Investment Options, including the Cycle Investment Value and amounts held in the Default Account.
			Charges, Fees and Deductions

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could result in a negative adjustment based on the Fair Value to each Cycle Investment’s Cycle Investment Value.

FEES AND EXPENSES	Lowest Annual Cost: $725	Highest Annual Cost: $2,145	LOCATION IN PROSPECTUS
	Assumes: •Investment of $100,000 (to the Subaccounts only)	Assumes: •Investment of $100,000 (to the Subaccounts only)
	•5% annual appreciation	•5% annual appreciation
	•Least expensive investment portfolio fees and expenses	•Most expensive investment portfolio fees and expenses
	•No optional benefits	•Both the Annual Ratchet Death Benefit Rider and the Return of Premium GLWB Rider
	•Base Contract Expenses of 0.25%	•Base Contract Expenses of 0.25%
	•No Surrender Charges or Advisory Fees	•No Surrender Charges or Advisory Fees
	•No additional premium payments, transfers, or withdrawals •No Fair Value adjustment to Cycle Investment Unit Values.	•No additional premium payments, transfers, or withdrawals •No Fair Value adjustment to Cycle Investment Unit Values.

RISKS	LOCATION IN PROSPECTUS

Is There a Risk of Loss from Poor Performance?
Yes.

• You can lose money by investing in this Contract, including loss of principal and prior Contract earnings.
• For a Cycle Investment, the maximum amount of loss that you could experience from negative Index performance at the end of a Cycle Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; and up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate.
• The limits on Index loss offered under the Contract may change from one Cycle Term to the next; however, we guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than 5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.

Principal Risks
Is This a Short-Term Investment?
No.

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The benefit of tax deferral means the Contract is more beneficial to investors with a long time horizon.
Amounts withdrawn may result in taxes and tax penalties. Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. In each of these scenarios, if you transfer or take a withdrawal prior to the Cycle End Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Your Cycle Investment Value is the amount available for withdrawals prior to the Cycle End Date, including withdrawals to pay Advisory Fees, Systematic Withdrawals, Required Minimum Distributions, Lifetime Payments under a GLWB Rider, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a Death Benefit or Annuitization.
If you do not provide written instructions directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, either based on the current allocation instructions or new allocation instructions, we will allocate the proceeds of maturing Cycle Investments to a new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.

Principal Risks

Are There Risks Associated with the Investment Options?	Yes. •An investment in this Contract is subject to the risk of poor investment performance of the Indices underlying the Cycle Investments and the Investment Portfolios that you select.	Principal Risks
•Each Cycle Investment, Subaccount, and the Default Account has its own unique risks.

•You should review this prospectus as well as the prospectuses for available Investment Portfolios.
For Cycle Investments:
• The Cap Rate, Participation Rate or Cap Rate with Participation Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return. For example:
◦For a Cycle Investment with a Cap Rate Crediting Type, if the Index return is 12% and the Cap Rate is 4%, we will credit 4% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Participation Rate Crediting Type, if the Index return is 12% and the Participation Rate is 90%, we will credit 10.8% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Cap Rate with Participation Crediting Type, if the Index return is 12%, the Cap Rate is 4% and the Participation Rate is 90%, we will credit 4% in interest at the end of the Cycle Term. If the Index return is 8%, the Cap Rate is 10% and the Participation Rate is 90%, we will credit 7.2% (the Index return multiplied by the Participation Rate) in interest at the end of the Cycle Term.
• The Buffer Rate or Floor Rate, as applicable, may limit negative Index returns (e.g., limited protection in the case of market decline). For example:
◦If the Index return is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Cycle Term.
◦If the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Cycle Term.
• Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	Any obligations, guarantees, and benefits of the Contract are subject to our claims-paying ability. If Midland National experiences financial distress, it may not be able to meet its obligations to you. More information about Midland National, including its financial strength ratings, is available upon request. You may make such request by calling 1-833-492-0022 or visiting https://www.midlandnational.com/midlandadvisory.	Principal Risks

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
Yes.
•We reserve the right not to offer any Cycle Investments and to reject or limit the amount that may be invested in a Cycle Investment. If we exercise our right not to offer any Cycle Investments, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.
The Cycle Investments; Subaccounts;

•We may change the limits on Index gains from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Cap Rate Below 2.5 % and a Participation Rate below 10% for the life of your Contract.

•We reserve the right to substitute the Index for a Cycle Investment during its Cycle Term
•You are not permitted to transfer Contract Value into a Cycle Investment on any day other than a Cycle Start Date.

•Currently, we allow unlimited transfers without charge among Subaccounts and between the Subaccounts and Cycle Investments during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 15 per year.

•Currently, we allow you to invest in an unlimited number of Investment Options at one time. However, we reserve the right to limit the number of Subaccounts and/or Cycle Investments in which you may invest at any one time.

•We reserve the right to limit transfers among Subaccounts in circumstances of frequent or large transfers.
•We reserve the right to remove or substitute the Subaccounts and/or Cycle Investments currently available.
•We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums,

Are There any Restrictions on Contract Benefits?	Yes. •The optional benefit riders may only be elected at the time you purchase the Contract for an additional charge.	Benefits Under the Contract:
	•You may elect only one optional Death Benefit rider (the Return of Premium Death Benefit Rider or the Annual Ratchet Death Benefit Rider), with or without a GLWB rider.	Advisory Fees Deducted From Contract Value; Federal Tax Status
•You may elect only one GLWB rider (the Contract Value GLWB Rider or the Return of Premium GLWB Rider), with or without an optional Death Benefit rider.
•Once elected, you cannot voluntarily terminate an optional benefit rider without surrendering or annuitizing your Contract.

•Lifetime Payments withdrawn while the Contract Value is greater than zero will reduce the Contract Value and are withdrawals of your money. We do not make Lifetime Payments to you out of our general account assets unless your Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets.

•Withdrawals (including Lifetime Payments under a GLWB Rider) may reduce the value of an optional Death Benefit by more, even significantly more, than the amount withdrawn.

•Excess Gross Partial Withdrawals may significantly reduce or eliminate the value of the GLWB rider benefits, and this reduction may be more, even significantly more, than the amount withdrawn and terminate the GLWB Rider.

•Withdrawals after you elect to begin Lifetime Payments under a GLWB Rider, including Excess Gross Partial Withdrawals, are taken pro-rata across all investments, including the Cycle Investments and the Default Account. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.

•If a GLWB Rider is elected, additional premium payments are only permitted during the first 6 months after the Contract Issue Date.

•If you elect to pay third-party Advisory Fees from your Contract Value, any Death Benefit based on the Contract Value and the annuity benefit will be reduced by the amount of the third-party Advisory Fees paid. The deduction of Advisory Fees will reduce the likelihood of increasing the value of the Annual Ratchet Death Benefit or the Benefit Base of a GLWB Rider through a step up on an eligible Contract Anniversary. In addition, federal and state income taxes, including the 10% federal penalty tax if you are under age 59 1⁄2, may apply.

•You may participate in either the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, but not both. For either program, transfers are only available among Subaccounts. Cycle Investments are not eligible.

TAXES		LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?	•You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and payments received under the Contract.	Federal Tax Status
•If you purchase the Contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
In order to purchase the Contract, you must engage an Advisor that provides investment advice with respect to the Contract. We do not pay sales commissions to your Advisor in connection with sales of the Contracts.

Your Advisor may charge an Advisory Fee. We do not set your Advisory Fee. We may deduct the Advisory Fee from your Contract Value if you elect to have the Advisory Fee that your Advisor charges deducted from your Contract Value. However, we do not retain any portion of these fees.

Advisors and their managers may be eligible for benefits in connection with the Contract, such as production incentive bonuses, insurance benefits, and non-cash compensation items. Selling firms may also receive marketing support payments for marketing services and costs associated with Contract sales. These compensation arrangements create potential conflicts of interest that may influence your investment professional to recommend this Contract over another investment.
Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Tax-Free Section 1035 Exchanges

FEE TABLE
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the tables do not reflect any Advisory Fees paid from your Contract Value or other assets of yours. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
State Premium Tax[1]	0% to 3.5%
Transfer Fee[2]	$15

1.State premium tax is based on current resident state and varies by state. If applicable in your state, it is generally payable upon full surrender, death, or the Income Payment Start Date.
2.Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract Year. If applied, the Transfer Fee would apply both to transfers among Subaccounts and between Subaccounts and Cycle Investments. We will not charge for any transfers of initial or additional premium payments that include allocation instructions to Cycle Investment Options for the next Cycle Start Date.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.

Adjustments

Fair Value Calculation Maximum Potential Loss1                 100%
(as a percentage of Contract Value in a Cycle Investment
at the start of the Cycle Term)
1.If you remove money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. In the event of severe market disruption where the value of the financial instruments become worthless, this means you can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date.Your Cycle Investment Value, which is based on the Cycle Investment Unit Value, is the amount available for withdrawals prior to the Cycle End Date, including Systematic Withdrawals, Required Minimum Distributions, Lifetime Payments under the GLWB riders, transfers to the Subaccounts, full or partial surrenders of your Contract (including exercising your right to cancel the Contract), withdrawals to pay Advisory Fees, payment of a death benefit or annuitization. See “Valuation of a Cycle Investment” later in this Prospectus, as well as “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Investment Portfolio company fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Contract Expenses	Charge
Base Contract Expenses (as a percentage of average Accumulation Value)[1]	0.25%
Return of Premium Death Benefit Rider[2] (as a percentage of Contract Value)	0.15%
Annual Ratchet Death Benefit Rider[2] (as a percentage of Contract Value)	0.40%
Contract Value GLWB Rider[2] (as a percentage of Contract Value)	0.95%
Return of Premium GLWB Rider[2] (as a percentage of Contract Value)	1.15%
1    1    This charge is a percentage of the Accumulation Value in each Subaccount including the Default Account. It does not apply to Contract Value allocated to the Cycle Investments. This annual charge is deducted daily. Once we issue your Contract, current rates for periodic charges are guaranteed for the life of the Contract. We call this charge the Separate Account Annual Expense charge later in this prospectus.
2    This charge is a percentage of the rider Benefit Base. It applies pro-rata against all Investment Options, including the Cycle Investment Value and amounts held in the Default Account. This annual charge is deducted quarterly.
In addition to the fees described above, we limit the amount you can earn on the Cycle Investments. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Investment Portfolios available under the Contract, including the Default Account, as well as their annual expenses, may be found in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” at the back of this Prospectus.

Annual Investment Portfolio Expenses[1]
(expenses that are deducted from portfolios assets, including management fees, distribution, and/or service (12b-1) fees and other expenses)	Minimum	Maximum
Total annual operating expenses	0.52%	1.02%
1    The investment portfolio expenses used to prepare this table were provided to us by the fund company(ies). We have not independently verified such information of unaffiliated investment portfolio options. The expenses are those incurred as of the fiscal year ending December 31, 2024. Current or future expenses may be higher or lower than those shown. These charges do not apply to Contract Value allocated to the Cycle Investments.
Expense Examples

This Example is intended to help you compare the cost of investing in the Subaccounts with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and Annual Investment Portfolio Expenses.
The Example assumes all Contract Value is allocated to the Subaccounts. The Example does not reflect any contract adjustment based on the Fair Value of the Cycle Investments. Your costs could differ from those shown below if you invest in Cycle Investments.
The Example assumes that you invest $100,000 in the Subaccounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Investment Portfolio Expenses and optional benefits available for an additional charge. The Example does not reflect any Advisory Fees paid from your Contract Value or other assets of yours. If such charges were reflected, the fees and expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)    If you surrender, annuitize, or continue to own your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$2,502	$7,696	$13,156	$28,062
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
General Risk of Loss
Investments in the Contract are subject to the risk of loss of principal and previously credited earnings due the negative performance of the Index to which a Cycle is linked or of the Investment Portfolio in which a Subaccount invests.
General Liquidity Risk
The Contract is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. If you are not a long-term investor, this Contract may not be appropriate for you. Early withdrawals may have adverse tax consequences, and early withdrawals from. Cycle Investments may result in negative adjustments based on Fair Value. See “RISKS OF INVESTING IN THE CYCLE INVESTMENTS - Liquidity Risk” below for more information.

RISKS OF INVESTING IN THE CYCLE INVESTMENTS
Risk of Loss
Investments in Cycle Investments will fluctuate in value based on the performance of the Index. Losses on Cycle Investments may be substantial depending on the performance of the Index and the Cycle Investment to which you allocate Contract Value despite limits on negative Index returns provided by the Floor Rate or Buffer Rate. You will bear the portion of the loss that exceeds the Buffer Rate or the loss up to the amount of the Floor Rate, as applicable. You could lose up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; and up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than 5% for the life of your Contract, but we reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.The Floor Rate and the Buffer Rate provide downside protection from negative Index Performance only on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.
Liquidity Risk
The amount of Cycle Investment Value available for withdrawal on any Business Day is equal to the Cycle Investment Unit Value on that day multiplied by the number of Cycle Investment Units credited to your Contract. Prior to the Cycle End Date, the Cycle Investment Unit Value for each Cycle Investment is based on the Fair Value of the financial instruments that equal the Cycle Investment at maturity. The Fair Value estimates the market value of the risk of loss and possibility of gain if the Cycle Investment is held to the Cycle End Date. The Fair Value determination takes into account a variety of factors, including the change in Index value from the Cycle Start Date, volatility of the Index, interest rate changes, dividend yield on the index, and time remaining to the Cycle End Date. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the Index performance is positive due to the possibility that the Index performance could decrease before the Cycle End Date. Changes in the Index, volatility, and interest rates also may reduce the Cycle Investment Unit Value.
The Floor Rate and the Buffer Rate do not apply prior to the Cycle End Date. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair

Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. This means on any day prior to the Cycle End Date if you make a withdrawal (including Lifetime Payments under a GLWB Rider, withdrawals to pay Advisory Fees, to pay rider fees, if any, systematic withdrawals and RMDs), transfer Contract Value to the Subaccounts, surrender or annuitize the Contract, or if a death benefit becomes payable, you could lose up to 100% of your principal investment and any earnings.
Your Cycle Investment Value is the amount available for withdrawals prior to the Cycle End Date, including withdrawals to pay Advisory fees, Systematic Withdrawals, Required Minimum Distributions, Lifetime Payments under a GLWB rider, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.
Transfers, withdrawals, and optional benefit rider charges deducted before the Cycle End Date will reduce your Cycle Investment Value dollar for dollar.
Changes to the Cycle Investments
Availability of the Cycle Investments for future Cycle Types are solely at our discretion, and we can change or remove them without Contract Owner consent. You bear the risk that a Cycle Type in which you initially invest will not continue to be available in the future. We reserve the right not to offer any Cycle Investments, and to reject or limit the amount that can be invested in a Cycle Investment. If we exercise our right not to offer any Cycle Investments, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index. We set Cap Rates and Participation Rates at our discretion based on a variety of factors. These rates may change from Cycle Term to Cycle Term and may be less than your initial rates. Contract Owners bear the risk that the rates we set will be less favorable than they find acceptable. We will amend the prospectus should we cease offering Cycle Investments.
In the event that the Index for a Cycle Investment is discontinued, or is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, for future Cycle Investments, we may replace the Index with an available comparable Index, subject to any necessary regulatory filings. If the Index is discontinued, for Cycle Investments that are ongoing, the Cycle Term will end, i.e., we will “mature” it, on the date the Index is discontinued, and we will calculate the Cycle Investment return, positive or negative, based on the Crediting Type (i.e., Cap Rate, Participation Rate, or Cap Rate with Participation Rate) and the Cycle Structure (i.e. Floor Rate or Buffer Rate), as applicable. See “Replacement of the Index” below for additional information.
Limited Participation in Positive Performance
Any increase in the value of the Contract Owner’s Cycle Investment for any Cycle, on the Cycle End Date, is limited by the Cycle’s Cap Rate and/or Participation Rate, which could cause the Contract Owner’s Cycle Investment on any Cycle Business Day to be lower than they would otherwise be if the Contract Owner invested, for example, in a mutual fund or exchange-traded fund tracking the same Index. The Cap Rates and Participation Rates benefit us because they limit the hedging costs to cover the amount of increase in the Cycle Investment that we may be obligated to pay. We set the Cap Rates and Participation Rates at our discretion. Generally, Cycle Investments that provide greater protection against negative Index performance through the Floor Rate or Buffer Rate have lower Cap Rates and Participation Rates than Cycle Investments with the same Index and Cycle Term that provide less protection.
Cap Rates and Participation Rates
The Cap Rate for a Cycle Investment with a Cap Rate Crediting Type and the Participation Rate for a Cycle Investment with a Participation Rate Crediting Type and the Cap Rate and Participation Rate for a Cycle Investment with a Cap Rate with Participation Rate Crediting Type are declared on the Cycle Start Date and will be disclosed on our website https://www.midlandnational.com/oakeliteadv. Prior to the Cycle Start Date, we will post Indicative Rates every Tuesday. The Cap Rate and/or Participation Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate and/or Participation Rate for the prior Cycle Term and/or the Indicative Rate. There is a risk that the Cap Rate will be lower than the Index’s rate of return. For Participation Rates lower than 100%, investors will not fully participate in the Index’s positive rate of return.
We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type and a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type and a minimum Cap Rate and minimum Participation Rate for each available Cycle Investment with a Cap Rate with Participation Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate and/or Participation Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. If this occurs, there is a risk that allocation of your Contract Value to a different Cycle Investment will be delayed until the following month because a new Cycle Investment can only be established on a Cycle Start Date (i.e., the third Thursday of each month). There is also a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future. Contract Value that you allocate to a Cycle Investment that does not launch will remain in the Default Account until you provide us with alternative allocation instructions.
The Cap Rates and Participation Rates apply from the Cycle Start Date to the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. It is not an annual limit. For Participation Rates with multi-year Cycle Terms, the Participation Rate is the portion of the Index gain on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
We will inform you and your Advisor of the final Cap Rate and/or Participation Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate and/or Participation Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you or your Advisor must notify us within 10 business days from the day we send you and your Advisor notice of the final Cap Rate(s) and/or Participation Rate(s). When you do so, you must instruct us where to reallocate your investment. Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges.Your bailout right permits you to (i) reallocate your proceeds from the Cycle Investment to different investment options under the Contract without being subject to the Fair Value calculation or any transfer charges, or (ii) withdraw your proceeds from the Cycle Investment less any Gross Partial Withdrawals taken from the Cycle Investment, Advisory Fees, and optional rider fees, without being subject to the Fair Value calculation. Amounts withdrawn or surrendered may be subject to applicable surrender charges and taxes, including a 10% federal penalty tax before age 59½. If you or your Advisor do not exercise your right to bailout within 10 business days of the notice, then your Cycle Investment Value allocated to the Cycle Investment will remain invested in the Cycle Investment. This means that if you later decide to transfer or withdraw proceeds from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. See “Transfers out of a Cycle Investment” and “Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.
Cycle Investment Unit Value Based Upon Fair Value During Cycle Term
On each Cycle Business Day, other than the Cycle Start Date and Cycle End Date, we determine the Cycle Investment Unit Value for a Cycle Investment by reference to its Fair Value. The Fair Value of a Cycle Investment reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term, but without regard to the Floor Rate or the Buffer Rate, as applicable. We contract with Fair Value Calculation Agents to determine the Fair Value of a Cycle Investment based on a variety of factors such as the change in the Index Value from the Cycle Start Date, implied volatility of the Index, interest rate changes, dividend yield on the index, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is determined based on the economic value of a hypothetical financial investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The formula is based on the value of each of these financial instruments and is determined by a Fair Value Calculation Agent using standard financial industry calculations. This means the Fair Value of a Cycle Investment before the Cycle End Date could be different than the performance of the reference Index during the calculation period. For more information on the formula used to calculate Fair Value, see “Valuation of a Cycle Investment – Cycle Value Unit Value – During the Cycle Term.”
Midland National will publish the Cycle Investment Unit Values each Business Day on its website: https://www.midlandnational.com/midlandadvisory. For more information and to see how Fair Value and Cycle Investment Unit Value are calculated, see “Cycle Investment Unit Value Examples” in the Statement of Additional Information and “Investing in the Cycle Investments” section below.
Risk Associated with Indices
The value of the Contract Owner’s Cycle Investment is dependent on the performance of the reference Index. The performance of an Index is based on changes in the values of the securities or other investments that comprise or define the Index. The securities comprising or defining the Indices are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indices may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause the Contract Owner to lose money. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Cycle Term.
While it is not possible to invest directly in an Index, if the Contract Owner chooses to allocate amounts to a Cycle Investment, the Contract Owner is indirectly exposed to the investment risks associated with the referenced Index. Because each Index is comprised or defined by a collection of equity securities, each Index is largely exposed to market risk and issuer risk. Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.
Over time, we may also change the Indices to which the Cycle Investments are linked. Below is a summary of important investment risks to which each Index is exposed. For more information, see “The Indices” later in this prospectus.

•    S&P 500® Price Return Index (Bloomberg Ticker: SPX). The S&P 500® Price Return Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. The S&P 500® Price Return does not include dividends or distributions.
•    MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA). The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies, and the securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). The price return index does not include dividends or distributions.

•    Dimensional US Equity Core Plus Index (Bloomberg Ticker: DFAUECP) The Dimensional US Equity Core Plus Index is a US equity market index designed to offer broad diversification with a strong emphasis on areas of the market that research has shown to outperform over time. The Index is comprised of Dimensional ETFs based on target weights, rebalanced monthly. Constituent ETFs and their current target weights include the Dimensional US Core Equity 2 ETF (60.0%), Dimensional US Large Cap Vector ETF (12.5%), Dimensional US High Profitability ETF (12.5%), and Dimensional US Small Cap Value ETF (15.0%). At each rebalance, the Index redistributes weight in the eligible ETFs according to the Index’s ETF target weight distribution. The data used at rebalance will be the most recent end-of-day prices of the ETF components. The Index Committee of Dimensional Fund Advisors LP may adjust the ETF constituents and/or target weights from time to time depending on market conditions, ETF liquidity, and other factors deemed relevant in the Committee’s discretion. The Index is an “excess return” index, meaning its return reflects the investment return of its component ETFs (including reinvestment of all dividends and distributions), which is then further calculated in excess of a daily accrual of the effective federal funds rate (EFFR), less a constant markdown (synthetic dividend) of 1.2% on an annual basis.

Additional risks related to the Index and its underlying ETFs’ investment activities are described below.
•Performance Drag: The Index includes a daily deduction which will exert a drag on Index performance, offsetting any positive performance of the underlying components for each day and exacerbating any negative performance, and may cause the level of the Index to decline even if the underlying components perform positively. In addition, the underlying components of the Index are subject to their own management fees, other expenses, and transaction costs that lower their performance and, consequently, the performance of the Index. These deductions negatively impact the performance of the Index. The performance of the Index would be higher if these deductions were not applied.
•Concentration: The Index allocates to underlying components at different weights, and as such the Index will be subject to the risks affecting the underlying components concentrated to different degrees.
•Disruptive Events: The occurrence of certain disruptive and extraordinary events, such as the unavailability of necessary data to apply the Index methodology, could impair the operation of the Index. Should such an event occur, the Index publisher may take any actions permitted by the Index rules, such as exercising limited discretion in determining the Index values or discontinuing the Index.
•New Index: The Index has limited performance history and may perform in unanticipated ways. Generally, there is less publicly available information about the Index compared to more established market indices.
•Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause an underlying ETF to at times underperform equity funds that use other investment strategies.
•Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause an underlying ETF to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.
•Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When an underlying ETF uses derivatives, the ETF will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and an underlying ETF could lose more than the principal amount invested.
•Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an underlying ETF may lose money and there may be a delay in recovering the loaned securities. An underlying ETF could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

We reference the S&P 500® Price Return Index (Bloomberg Ticker: SPX), and the MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA), which are “price return” indices, meaning the Index return does not include any dividends or other distributions declared by the companies included in the Index. This results in lower Index returns and, therefore, may negatively impact the performance of the Cycle Investments. We also reference the Dimensional US Equity Core Plus Index (Bloomberg Ticker: DFAUECP), which is an “excess return” index that deducts a synthetic dividend at an annual rate of 1.2%. The deduction of the synthetic dividend will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.

No Rights in the Securities Underlying the Index
A Cycle Investment does not involve investing in the associated Index nor in any securities included in that Index or in any underlying ETFs included in that Index. As a result, Contract Owners will not have voting rights, rights to receive cash dividends or other distributions or other rights that holders of securities comprising the indices would have. We calculate the increase in value of Cycle Investment without taking into account any such distributions or dividends paid.
Replacement of an Index
If an Index is discontinued, we reserve the right to replace it with an alternative index for future Cycle Investments. We will give at least a 30 day notice of the change, unless the Index provider gives us less than 30 days’ notice, in which case we will give you and your Advisor notice as soon as practicable at our discretion. We will attempt to choose a replacement index that has a similar investment objective and risk profile to the discontinued Index. If we replace an Index, any future Cycle Investments will be available with the same Rate Threshold, Floor Rate and Buffer Rate features. In addition, in the event the Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments. You bear the risk that the replacement index may not be acceptable to you.
Due to the possibility that an Index may be discontinued, we cannot guarantee that any Index will remain available through the end of a Cycle Term. In the event an Index is discontinued, we will terminate the Cycle Investment, as described below.
If an Index were to be discontinued, we will end, or mature, the Cycle Term before its scheduled Cycle End Date as of the date of the most recently available closing value of the Index before its discontinuance. We will use that closing value to calculate the Cycle Investment return, positive or negative, through that date. We will apply the Index performance as of that date subject to the Crediting Type (i.e., Cap Rate or Participation Rate or Cap Rate with Participation Rate) and the Cycle Structure (i.e., the Floor Rate or Buffer Rate, as applicable). For example, if the Index was up 10% at the time we matured the Cycle for a Cycle with an 8% Cap Rate, we would credit an 8% return to your Cycle Investment Value and for a Cycle with a 90% Participation Rate, we would credit a 9% return to your Cycle Investment Value and for a Cycle with an 8% Cap Rate and a 90% Participation Rate, we would credit an 8% return to your Cycle Investment Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a 20% negative return to your Cycle Investment Value and for a Cycle with a -10% Floor Rate, we would credit a -10% negative return to your Cycle Investment Value. We would provide notice about ending the Cycle, as soon as practicable and ask for instructions on where to transfer your Cycle End Date value. If you do not provide us with instructions, your Cycle End Date value will be transferred to the Default Account and will remain there until you provide us with alternative allocation instructions.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount or to a Cycle Investment on the next Cycle Start Date, if available. Contract Owners may not transfer from the affected Cycle Investment into another Cycle Investment that has already commenced. Contract Owners are always able to transfer to the Subaccounts.

RISKS OF INVESTING IN THE SUBACCOUNTS
Risk of Loss
You bear the risk of any decline in the Accumulation Value of your Subaccounts resulting from the performance of the Investment Portfolios you have chosen. The Accumulation Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Investment Portfolio. The investment risks are described in the prospectuses for the Investment Portfolios.
Availability of Investment Portfolios
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of an Investment Portfolio that are held in the Subaccount. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.
OTHER GENERAL RISKS OF INVESTING IN THE CONTRACT
Financial Strength of Midland National
Midland National is solely responsible for all guarantees provided under the Contract, including without limitation values calculated for the Cycle Investments, a Death Benefit, a GLWB Rider, and any annuity payments. Our General Account assets, which support these guarantees and payments are subject to the claims of our creditors. As such, the guarantees and payments are subject to our financial strength and claims paying ability and, therefore, to the risk that we may default on the guarantees and payments. For information on our financial condition, please review our financial statements included in this prospectus. Additional information about our business and operations is set forth in “Midland National Life Insurance Company”, later in this prospectus.
Optional Benefit Risks
Optional Benefit Fees. If you choose to purchase one or more of the optional benefits available for an additional charge, the fees for the optional benefit(s) will be deducted from your Contract Value, including the Cycle Investments.
The fees for the optional benefit(s) you select will be deducted from your Contract Value each Contract Quarter for the life of the Contract. You cannot voluntarily terminate an optional benefit rider without surrendering or annuitizing your Contract. There is a risk that any financial return provided by an optional benefit will ultimately be less than the fees you paid for the benefit.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. When charges for optional benefits are deducted from the Cycle Investments, the Cycle Investment Value from which the deduction is taken is based on the Fair Value calculation unless the deduction is made on the Cycle End Date. If a deduction is taken to pay optional benefit charges on any day before the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the deduction reduced the Cycle Investment Value (which is based on the Fair Value).
This means that if a deduction is taken to pay optional benefit charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Effect of Withdrawals on Optional Benefits. Gross Partial Withdrawals (including Lifetime Payments under a GLWB Rider, systematic withdrawals, and RMDs) may reduce the Return of Premium Death Benefit or the Annual Ratchet Death Benefit by more than the amount withdrawn, and it is possible that these optional Death Benefits will be not be greater than the Contract Value Death Benefit for which there is no additional charge.
Any transaction that reduces the Contract Value (including withdrawals, Lifetime Payments under a GLWB Rider, Advisory Fee deductions, and deductions for optional benefit rider charges) reduces the likelihood of increasing the Annual Ratchet Death Benefit and/or a GLWB Benefit Base through a step up on any eligible Contract Anniversary.
Excess Gross Partial Withdrawals will reduce a GLWB Benefit Base and, consequently, the Lifetime Payment Amount for future Contract Years.
Gross Partial Withdrawals after you elect to begin Lifetime Payments under a GLWB Rider, including Excess Gross Partial Withdrawals, are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each Investment Option bears to the total Contract Value. Lifetime Payments under a GLWB Rider withdrawn from the Cycle Investments prior to the Cycle End Date are subject to the Fair Value calculation and proportional reduction in

Cycle Investment Units described above. An Excess Gross Partial Withdrawal will reduce the Benefit Base of your GLWB Rider by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation. See “Guaranteed Living Withdrawal Benefits” for more information about Excess Gross Partial Withdrawals.
GLWB Lifetime Payment Amounts. Lifetime Payments withdrawn under a GLWB Rider (when the Contract Value is greater than zero) reduce your Contract Value. We do not make Lifetime Payments to you out of our general account assets unless your Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets. We will not refund the charges you have paid even if you never choose to begin Lifetime Payments or never receive any Lifetime Payments paid out of our general account assets. Any amounts paid by us under a GLWB Rider in excess of the Contract Value are subject to our financial strength and claims-paying ability.
You should carefully consider when to begin Lifetime Payments. There is a risk that you will not begin taking withdrawals under a GLWB Rider at the most financially beneficial time for you. If you begin taking withdrawals too soon or delay taking withdrawals for too long, you may limit the value of a GLWB Rider. Taking withdrawals early will increase the time in which you will be able to receive Lifetime Payments, but will reduce the Lifetime Payment Amount because the initial Benefit Base is established and the Lifetime Payment Percentage is locked in on the GLWB Exercise Date. Taking withdrawals later will increase the Lifetime Payment Amount because the Lifetime Payment Percentage increases the longer you hold the Contract before beginning Lifetime Payments, but delaying taking withdrawals will shorten the time in which you will be able to receive Lifetime Payments. You should consider taking Lifetime Payments on the Cycle End Date of your Cycle Investments to avoid the potential for a negative Fair Value calculation and proportional reduction in Cycle Investment Units described above and maximize potential Contract Value growth.
GLWB Benefit Base. Your initial Benefit Base when you begin Lifetime Payments will differ depending on which GLWB Rider you elected when you purchased the Contract, and each of the GLWB Riders has its own charge that we assess for the life of the Contract. Even if you do not take any withdrawals prior to the GLWB Exercise Date, it is possible your initial Benefit Base under the Return of Premium GLWB Rider will be not be greater than the initial Benefit Base you would have received under the Contract Value GLWB, for which a lower charge is assessed. If your Contract Value is greater than the Return of Premium GLWB Benefit Base on the GLWB Exercise Date, your initial Benefit Base will equal the Contract Value and you will have paid a higher charge without receiving a higher initial Benefit Base. You will remain subject to the higher charge for the Return of Premium GLWB Rider for the life of the Contract, even if your initial Benefit Base established on the GLWB Exercise Date is no greater than the Contract Value. If you elect the Contract Value GLWB Rider, you will be subject to a lower charge, but your initial Benefit Base could be less than the total premium payments you have made, even if you have not taken any withdrawals, as a result of poor investment performance, charges deducted and Advisory Fees paid from your Contract Value from the Issue Date to the GLWB Exercise Date.
Lifetime Payments under the GLWB Riders withdrawn from the Cycle Investments prior to the Cycle End Date are subject to the Fair Value calculation and proportional reduction in Cycle Investment Units described above. A GLWB Rider may not be appropriate for you if you intend or need to (i) take withdrawals before you elect to exercise your GLWB Rider benefits, which may reduce your initial Benefit Base when you choose to begin Lifetime Payments under the rider; or (ii) take Excess Gross Partial Withdrawals after you elect to exercise your GLWB Rider benefits, which will reduce your Benefit Base and, consequently, the Lifetime Payment Amount for future Contract Years. A GLWB Rider could be appropriate if you want to have the contingent guarantee in place to continue to receive lifetime income if your Contract Value is reduced to zero from poor investment performance and/or withdrawals that are not Excess Gross Partial Withdrawals. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets. You should discuss with your Advisor before electing a GLWB Rider.
GLWB Restrictions on Premium Payments. If you elect a GLWB Rider, additional premium payments are only permitted during the first 6 months after Contract issue. This will limit your ability to increase your Contract Value, the value of the GLWB Rider, and the value of the Death Benefit (including the optional Return of Premium Death Benefit or Annual Ratchet Death Benefit) by making additional premium payments.
Termination on Maturity Date. Upon the Contract’s Maturity Date, the Death Benefits, including any optional Death Benefits you have elected, will terminate with no value. If you elected an optional GLWB Rider and Lifetime Payments have begun, your GLWB Rider will not terminate and your benefits under the GLWB Rider will continue until the death(s) of the Covered Person(s). If you elected an optional GLWB Rider and Lifetime Payments have not yet begun, you may choose to begin Lifetime Payments on the Maturity Date or you may purchase a Single Pay Immediate Annuity (“SPIA”) with your Contract Value.

Advisory Fee Risk
If you choose to pay Advisory Fees from your Contract Value, this deduction will reduce your Contract Value. This will reduce the amount available to be applied to an annuity payout option when you annuitize your Contract. Currently, income payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. If the deduction of Advisory Fees reduces your Contract Value below these thresholds, your options will be limited to receiving your remaining Contract Value in one lump sum. Because the standard Contract Value Death Benefit under the Contract is equal to your Contract Value, the deduction of the Advisory Fee from your Contract Value will also reduce the standard Contract Value Death

Benefit. Advisory Fee deductions reduce your Contract Value and reduces the likelihood of increasing the Annual Ratchet Death Benefit and/or a GLWB Benefit Base through a step up on any eligible Contract Anniversary. You should consider making Advisory Fee payments from a separate source other than your Contract Value in order to avoid incurring these consequences.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. This means on any day prior to the Cycle End Date, if you take a withdrawal from a Cycle Investment (including any withdrawals to pay Advisory Fees), it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this would always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with your Advisor before authorizing Advisory Fees to be deducted from the Cycle Investments prior to the Cycle End Date.
In a series of recent private letter rulings (“PLRs”), the IRS has recognized that investment advisor fees paid out of Contract Value will, in certain circumstances and subject to conditions, not be treated as taxable distributions from a Non-Qualified Contract, will not be taxable to the Contract Owner, are not reportable to the IRS as distributions from the Contract and are not subject to the 10% tax penalty for Contract Owners who are under age 59 1⁄2. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. Accordingly, advisory fees will be treated as non-taxable distributions for reporting purposes by the Company. However, these rulings generally only can be relied upon by the taxpayers who obtained them, and the IRS is not bound by these rulings with respect to your tax treatment under your Contract. Regardless of how we treat the deduction of Advisory Fees for tax reporting purposes, there is a risk that federal and state taxing authorities may determine that these deductions are subject to federal and state income taxes, including a 10% tax penalty if you are under age 59 1⁄2. See “Advisory Fees Deducted From Contract Value” and “Federal Tax Status – Advisory Fees” for more information.

Adverse Tax Consequences
Certain transactions including, but not limited to, withdrawals (including withdrawals to pay Advisory Fees, systematic withdrawals, required minimum distributions and Lifetime Payments under a GLWB Rider) and surrenders may lead to a taxable event. If you purchase the Contract through a tax advantaged retirement account, distributions received before you attain age 59 1/2 may be includable in income and subject to a 10% penalty tax. If you take a withdrawal from a Non-Qualified Contract, any earnings before you attain age 59 1/2 may be included in income and subject to a 10% penalty tax in addition to ordinary income tax. In addition, existing tax laws that benefit this Contract may change at any time.
Premium Payment Risk
Your ability to make subsequent premium payments is subject to restrictions. We reserve the right to refuse any premium payment, to further limit your ability to make subsequent premium payments with advance notice, and require our prior approval before accepting premium payments.
There is no guarantee that you will always be permitted to make premium payments. If you elect a GLWB Rider, additional premium payments are only permitted during the first 6 months after the Contract Issue Date.
If we refuse and/or limit your premium payments:
•your ability to increase your Contract Value will be affected, which in turn will affect the amounts that may be applied to an annuity payout option or toward the Contract Value Death Benefit;
•you will be unable to increase the value of the Return of Premium Death Benefit;
•the likelihood of increasing the value of the Annual Ratchet Death Benefit through a step up on any eligible Contract Anniversary is reduced; and
•the likelihood of increasing the Benefit Base of a GLWB Rider before beginning Lifetime Payments will be limited.
Minimum Contract Value Risk
The minimum amount that can be left in the entire Contract after a withdrawal (except withdrawals after the GLWB Exercise Date under a GLWB Rider) is $1,000.00. The entire Contract will be terminated and the balance will be distributed to the Contract Owner if a withdrawal causes the Contract Value to drop below $1,000.00. If you elected a GLWB Rider, the Contract will not be closed if a withdrawal after the GLWB Exercise Date causes your Contract Value to drop below $1,000.00. However, if your Contract Value is reduced to zero after the GLWB Exercise Date as a result of an Excess Gross Partial Withdrawal, the Contract will be closed and the GLWB Rider will terminate without value.
Cybersecurity
We rely heavily on interconnected computer systems and digital data to conduct our insurance business activities. Because our insurance business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (affecting the internet, cloud services, or other infrastructure) or targeted (failure in or breach of our systems or those of third parties on whom we rely). There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Due to the increasing sophistication of cyber-attacks, such cybersecurity incidents could occur and persist for an extended period of time without detection. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage.
Cybersecurity risks may also affect the Indices and the Investment Portfolios in which the Subaccounts invest. Breaches in cybersecurity may cause the performance of an Index or Investment Portfolio to be calculated incorrectly, which could affect the calculation of values under the Contract. We are not responsible for the calculation of any Index or the performance of any Investment Portfolio, Breaches in cybersecurity may also negatively affect the value of the securities or other investments that comprise or define an Index or in which a portfolio invests.
Catastrophic Events
Catastrophic events including, but not limited to, terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, military actions, or a pandemic disease like the novel coronavirus known as COVID-19, could have a material and adverse effect on our business in several respects by:
•    causing long-term interruptions in our service and the services provided by our significant vendors;
•    creating economic uncertainty, and reducing or halting economic activity;
•    disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments;
•    increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance.
The extent to which these types of catastrophic events, may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.

THE OAK ELITE ADVISORY REGISTERED INDEX-LINKED VARIABLE ANNUITY CONTRACT
The Oak Elite Advisory Registered Index-Linked Variable Annuity Contract is a flexible premium deferred registered index variable annuity that is designed to aid in long-term financial planning for retirement or other savings needs. It is available for purchase as a Non-Qualified Contract, as well as through Individual Retirement Accounts (“IRAs”), including Traditional IRAs and Roth IRAs.
The prospectus and the Statement of Additional Information (SAI) describe all material terms and features of the Contract. Certain non-material provisions of your Contract may be different than the general description in this prospectus and the SAI because of legal requirements in the state in which you purchased the Contract. Any such variation will be included in your Contract. All material state variations are described in this prospectus. You may also contact your Advisor or our Customer Service Center for additional information about Contract variations applicable to your state. A summary of such material state specific variations is included in APPENDIX B– STATE VARIATIONS at the back of this prospectus.
PURCHASING THE CONTRACT
Any person wishing to purchase a Contract must submit an application form and an initial premium payment of at least $50,000. The sale must take place through an Advisor who is licensed, registered and authorized to sell the Contract. The maximum Issue Age for the Contract is 85 years.
If your application is complete and in Good Order (see “Administrative Procedures”), we will accept or reject it within two Business Days of receipt. If the application is incomplete, we will attempt to complete it within five Business Days. If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned unless you let us keep the premium until the application is complete. Your initial premium is held in a non-interest bearing suspense account (which is part of our General Account and is subject to claims of our general creditors) until your Contract is issued or your premium is refunded.
You may allocate your premium payments among the Subaccounts and/or Cycle Investments available in the Contract. Because Cycle Investments only start on the third Thursday of each month, any amount of your initial premium payment and any subsequent premium payments that you wish to allocate to an upcoming Cycle Investment will be held in the Default Account until the Cycle Start Date.

We will allocate your initial premium payment according to your instructions when we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (generally, 3:00 p.m. Central Time). If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, for investments in the Subaccounts, we will credit Accumulation Units at the Accumulation Unit Value determined at the close of the next Valuation Period.
All premium payments that you allocate to any Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions. Cycle Investments begin on the third Thursday of each month. If the third Thursday of the month is not a Business Day, the Cycle Investments will launch on the next Business Day.
There may be delays in our receipt of applications that are outside of our control because of the failure of the Advisor who recommended this Contract to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you. Any such delays will affect when your Contract can be issued and when your premium payment is allocated among the Subaccounts and the Cycle Investments.
Right to Cancel
You may cancel your Contract within the ten (10) day Right to Cancel period (also called the “Free Look Period”). We deem the Right to Cancel period to expire 10 days after you have received your Contract. Some states and circumstances may provide you with a longer Right to Cancel period. To cancel your Contract, you need to return your Contract and any other documentation that we may require, in Good Order, to the Advisor who recommended it to you or to our Customer Service Center. If you cancel your Contract, regardless of whether it is a Qualified Contract or a Non-Qualified Contract, then we will return:
•    The Contract Value (which may be more or less than the premium payments you paid), or
•    If greater and required by law, your premiums paid minus any Gross Partial Withdrawals.
If we return the Contract Value, the amount you receive will reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. Contract Value that is allocated to the Cycle Investments will be based on the Cycle Investment Unit Value at the time, which, if prior to the Cycle End Date, is based on the Fair Value and does not provide the protection of the Floor Rate or Buffer Rate.
If we return the premiums paid minus any Gross Partial Withdrawals, the amount you receive will not reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. If you allocated Contract Value to the Cycle Investments, the amount due to you is not based on the Cycle Investment Unit Value at the time. The amount you receive will only be reduced to the extent you took any Gross Partial Withdrawals before exercising your Right to Cancel.
Tax-free Section 1035 Exchanges
You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuity contracts carefully. Remember that if you exchange another annuity contract for the one described in this prospectus, you might have to pay a surrender charge on your old annuity contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract. If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
You should consult with and rely upon a tax adviser if you are considering a contract exchange.
ADDITIONAL PREMIUM PAYMENTS
You may make additional premium payments at any time after the Free Look Period and prior to Annuitization in any amount of $1,000 or more, within certain limits and subject to our right to refuse any premium payments. By current Company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month. Unless you receive approval from us, the maximum amount of premium you may pay into this Contract prior to the Maturity Date is $2,000,000 if any optional benefit riders are elected, or $3,000,000 if no optional benefit riders are elected. In addition, an initial or additional premium that would cause the Contract Value or total value of all annuity contracts that you maintain with Midland National to exceed $5,000,000 requires our prior approval. We calculate this limit for each Annuitant or Owner based on all active annuity contracts.

Additional premium payments to Subaccounts will be credited as of the end of the Valuation Period in which they are received by us, in Good Order. Because Cycle Investments only start every third Thursday, any amount of your additional premium payments that you wish to allocate to an upcoming Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions.
We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders), and we reserve the right to accept or reject any premium payment or form of payment. If you elect a GLWB Rider, additional premium payments are only permitted during the first 6 months after the Contract Issue Date.
If we exercise our right to reject or place limitations on the acceptance and allocation of additional premiums,
•your ability to increase your Contract Value through additional premium payments will be affected, which in turn will affect the amounts that may be applied to an annuity payout option or toward the Contract Value Death Benefit;
•you will be unable to increase the value of the Return of Premium Death Benefit;
•the likelihood of increasing the value of the Annual Ratchet Death Benefit through a step up on any eligible Contract Anniversary is reduced; and
•the likelihood of increasing the value of the Benefit Base of a GLWB Rider before beginning Lifetime Payments is reduced.
You may mail premium payments by regular mail to Midland National Life Insurance Company at P.O. Box 9261 Des Moines, IA 50306-9261 or by overnight delivery service to 8300 Mills Civic Pkwy, West Des Moines, IA 50266-3833.

Allocation of Premium Payments
You will provide premium payment allocation instructions in your application for the Contract. These instructions will dictate how we allocate your additional premium payments. Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. The allocation instructions in your application will apply to all additional premium payments, unless you change your allocation instructions by providing us with written instructions. We reserve the right to limit the number of Cycle Investments and Subaccounts to which you may allocate your premium payments or transfer your Contract Value.
Changing Your Premium Payment Allocation Instructions
You may change your allocation instructions by submitting a written request to our Customer Service Center that provides new allocation instruction in whole numbers from 0 to 100, the sum of which must equal 100. We may allow other means to make this type of request with proper authorization and verification. Changes to allocation instructions will apply to premium payments received as of the date we receive your request at our Customer Service Center. Changing your allocation instructions will not affect how your existing Contract Value is allocated among the Investment Options. When the Dollar Cost Averaging (DCA) program is in effect, the DCA allocation percentages will apply to any premium payments received unless you specify otherwise. (See “Dollar Cost Averaging” later in this prospectus.
THE CYCLE INVESTMENT OPTIONS
We will credit positive or negative interest at the end of a Cycle Term to amounts allocated to a Cycle Investment based, in part, on the performance of the Index. An investment in a Cycle Investment is not an investment in the Index or any Index fund. You could lose a significant amount of money if the Index declines in value. Additionally, if you remove amounts from a Cycle Investment prior to the end of the Cycle Term, you could lose a significant amount of money due to the adjustment based on the Fair Value of the Cycle Investment.
Information regarding the features of each currently available Cycle Investment, including (i) its name, (ii) its type, (iii) its Cycle Term, (iv) its Index Crediting Type, (v) its current limits on Index loss, and (vi) its minimum limit on Index gain, is available in an appendix to this prospectus. See “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT”.
Over time, we may add and/or remove the Cycle Investments offered for new Cycle Terms. If we do so, we will amend this Prospectus.
Features of a Cycle Investment
The key features of a Cycle Investment are:
•    the Cycle Term, which is the period between Cycle Start Date and Cycle End Date;

•    The type of downside protection (“Cycle Structure”), which are either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer Rate; and
•    the type of upside investment exposure (“Crediting Type”), which are either: (i) the maximum positive rate of return at the end of the Cycle Term, which is the Cap Rate (subject to the Rate Threshold set forth in the table above), or (ii) the portion of positive Index performance, if any, for the Cycle Term in which you will participate, which is the Participation Rate (subject to the Rate Threshold set forth in the table above), or (iii) the Cap Rate with Participation Rate (each subject to the Rate Threshold set forth in the table above), which is the percentage of positive Index performance, if any, for the Cycle Term in which you will participate, subject to the Cap Rate (if any); and
•    the Index to which it is linked.

Cycle Terms.
A Cycle Term begins on the Cycle Start Date and ends on the Cycle End Date. We currently offer Cycle Terms of 1 and 3 years for Cycle Investments with a Floor Rate described below and Cycle Terms of 1, 3, and 6 years for Cycle Investments with a Buffer Rate described below. Before allocating Contract Value to a Cycle Investment, you should consider in consultation with your financial professional which Cycle Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Cycle Investments with shorter Cycle Terms will provide more Cycle End Dates and thus more opportunities for interest crediting and transferring Contract Value without adjustment for Fair Value; however, assuming the same Index and limit on Index loss, Cycle Investments with shorter Cycle Terms generally tend to have less potential for gain. Conversely, investing in Cycle Investments with longer Cycle Terms will provide fewer Cycle End Dates and thus fewer opportunities for interest crediting and transferring Contract Value without adjustment for Fair Value; however, assuming the same Index and limit on Index loss, Cycle Investments with longer Cycle Terms generally tend to have more potential for gain.
Amounts must remain in a Cycle Investment until the end of its Cycle Term to be credited with interest on the Cycle End Date and to avoid a possible negative adjustment based on Fair Value, in addition to potential tax consequences. The adjustment for Fair Value will occur if any of the following transactions occurs before the Cycle End Date: any withdrawal (including Lifetime Payments under the GLWB riders, withdrawals to pay Advisory Fees, systematic withdrawals and required minimum distributions), transfers to the Subaccounts, surrender or annuitization of the Contract, or if a death benefit becomes payable. See “Cycle Investment Unit Value” for more information.
Limits on Index Losses.
For each Cycle Investment, at the end of its Cycle Term, we may limit the negative Index return used to calculate the Cycle Investment Unit Values by applying the applicable Floor Rate or Buffer Rate.
Floor Rate. The Floor Rate is the maximum loss you will incur due to negative Index performance for the Cycle Term. We currently offer a Floor Rate of -10%, as reflected in the table of available Cycle Investments above.
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Example 1: If the performance of an Index at the end of a 1-year Cycle Term is -15%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -10%. In this Example, the -10% Floor Rate applies, and Midland National bears the risk of any loss due to negative Index performance below -10%.
Example 2: If the performance of an Index at the end of a 1-year Cycle Term is -5%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -5%. In this Example, the -10% Floor Rate does not apply because the return on the Cycle Investment is higher. The Contract Owner bears negative Index performance down to -10%.
The current Floor Rate will not change during a Cycle Investment’s Cycle Term. We will continue to offer the same Floor Rate for each subsequent Cycle Term of the same Cycle Type, but we may offer the same or different rates in the future for newly offered Cycle Types. We guarantee that we will never offer a Cycle Type with a Floor Rate below -60% for the life of your Contract. In such case, if you invest in a Cycle Type with a Floor Rate Cycle Structure and hold your investment through the end of the Cycle Term, you will never lose more than 60% of your investment in the Cycle Investment
Buffer Rate. The Buffer Rate is the maximum amount of negative Index performance that the Company will protect you from on the Cycle End Date, and you will bear any negative Index performance in excess of the Buffer Rate. We currently offer Buffer Rates of -10%, -20% and -30%, as reflected in the table of available Cycle Investments above.

The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals
Example 1: If the Index performance on the Cycle End Date is -15% and a Buffer Rate selected is -20%, the return on the Cycle Investment would be 0%. In this example, the Buffer Rate would apply, and Midland National would protect you from all of the negative Index performance.
Example 2: If the Index performance on the Cycle End Date is -15% and the Buffer Rate selected is -10%, the return on the Cycle Investment would be -5%. The Buffer Rate would apply, and Midland National would absorb negative Index performance of -10%. The Contract Owner bears the loss to the extent negative Index performance –exceeds 10%.
Buffer Rates do not limit the Contract Owner’s loss to a particular amount. A Cycle Investment with a Buffer Rate of -10% could experience a loss equal to -90%, and a Cycle Investment with a Buffer Rate of -20% could experience a loss equal to -80%. This means that selecting a Cycle Investment with a Buffer Rate could result in a large losses during periods of steep declines in the stock market.
The current Buffer Rate will not change during a Cycle Investment’s Cycle Term. We will continue to offer the same Buffer Rate for each subsequent Cycle Term of the same Cycle Type, but we may offer the same or different rates in the future for newly offered Cycle Types. We guarantee that we will never offer a Cycle Investment with a Buffer Rate below -2.5% for the life of your Contract. In such case, if you invest in a Cycle Investment with a Buffer Rate Cycle Structure and hold your investment through the end of the Cycle Term, you will never lose more than 97.5% of your investment in the Cycle Investment.
We set the limit on Index losses for each Cycle Investment at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before allocating Contract Value to a Cycle Investment , you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Cycle Term length, a Cycle Investment that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Cycle Term length, a Cycle Investment that provides less protection from Index losses will generally tend have more potential for Index gains.
The Floor Rate and the Buffer Rate only apply on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.
Neither the Floor Rate nor the Buffer Rate will apply to any partial or full withdrawals of a Cycle Investment prior to the Cycle End Date, which means that you will not have any guaranteed downside protection on these withdrawals during the Cycle Term.
Example 1: If you invest $100,000, and the Floor Rate -10% is selected, but you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $8, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -20%, the Floor Rate would not apply and you could incur the full loss of -20%, or $20,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Example 2: If you invest $100,000, and the Buffer Rate -20% is selected, and you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $9, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -10%, the Buffer Rate would not apply and you could incur the full loss of 10%, or $10,000. In this example, your loss could be equal the full amount of the Cycle Investment Unit Value decline of 10%, or $10,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Limits on Index Gains
At the end of a Cycle Term for a Cycle Investment, we may limit the positive Index return used to calculate the Cycle Investment Unit Values by applying the Cap Rate, the Participation Rate or the Cap Rate with Participation Rate, as applicable.
Cap Rate. The Cap Rate is the maximum positive rate of return on a Cycle End Date and it limits participation in positive Index performance. This means that the return on an Cycle Investment is limited to the Cap Rate even if the Index performance on the Cycle Investment End Date is higher.
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals
Example 1. If the performance of an Index at the end of a 3-year Cycle Term is 10%, but the Cap Rate is 8%, the return on your Cycle Investment for that Cycle Term would be limited to 8%, which is the Cap Rate.
Example 2. If the performance of an Index at the end of year of a 3-year Cycle Term is 5%, but the Cap Rate is 8%, the return on your Cycle Investment for that Cycle Term would be the full 5% because it is below the Cap Rate.

We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2.0% for the life of your Contract.
Participation Rate. The Participation Rate is the portion of positive Index performance, if any, for a Cycle Investment that your Cycle Investment Unit Value will participate in on the Cycle End Date. We determine the return on an Cycle Investment based on a Participation Rate by multiplying any Index gain over the Cycle Term by the Participation Rate.
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals
Example 1. If the performance of an Index at the end of a 1-year Cycle Term is 10%, and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 9%, which is 90% of the Index gain.
Example 2. If the performance of an Index at the end of a 1-year Cycle Term is 5%, and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 4.5%, which is 90% of the Index gain.
Participation Rates do not limit the Contract Owner’s return to a maximum amount. A Cycle Investment with a Participation Rate of 90% will experience returns equal to 90% of the Index gain over the Cycle Term, no matter how high or low the Index gain may be.
We have established a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Participation Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Participation Rate below 5.0% for the life of your Contract.
Cap Rate with Participation Rate. The Cap Rate is the maximum positive rate of return on a Cycle End Date and it limits participation in positive Index performance. The Participation Rate is the percentage of positive Index performance, if any, for a Cycle Investment that your Cycle Investment Unit Value will participate in on the Cycle End Date, subject to the Cap Rate. We may declare the Cap Rate for a Cycle Term to be unlimited, in which case there is no maximum potential increase. We may declare the Participation Rate to be greater than 100%, in which case the rate of return would be greater than the Index gain, subject to the Cap Rate (if applicable). .
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Example 1. If the performance of an Index at the end of a 6-year Cycle Term is 10%, and the Cap Rate is 8% and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 8%, which is the Cap Rate.
Example 2. If the performance of an Index at the end of a 6-year Cycle Term is 5%, and the Cap Rate is 8% and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 4.5%, which is 90% of the Index gain.
Example 3. If the performance of an Index at the end of a 6-year Cycle Term is 10%, and we declare the Cap Rate to be unlimited and the Participation Rate is 110%, the return on the Cycle Investment for that Cycle Term would be 11%, which is 110% of the Index gain.
We have established a minimum Cap Rate and a minimum Participation Rate for each available Cycle Investment with a Cap Rate with Participation Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate and a Participation Rate that are equal to or above the applicable Rate Thresholds, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Cap Rate Below 2.5 % and a Participation Rate below 10% for the life of your Contract.
The Index return for a Cycle Investment is measured as the difference between applicable Index value on the Cycle Start Date and the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any positive Index performance is measured as the difference between applicable Index value on the Cycle Start Date and the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end each year of the Cycle Term. For Participation Rates with multi-year Cycle Terms, the Participation Rate is the portion of the Index gain on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
The Cap Rate and/or Participation Rate for a Cycle Investment will not change during a Cycle Term, but may change from one Cycle Term to the next. The Cap Rates and Participation Rates applicable to your initial Cycle Term are not guaranteed for future Cycle Terms. For future Cycle Terms, we may declare different Cap Rates and Participation Rates.
The Cap Rate and/or Participation Rate for each Cycle Investment that we are currently offering for new Cycle Terms are available at the following website address: https://www.midlandnational.com/oakeliteadv. The Cap Rates and Participation Rates posted on that website address are incorporated by reference into the prospectus. We determine Cap Rates and Participation Rates for each new Cycle Term at our discretion, subject to the guaranteed minimum Cap Rate and Participation Rate. We consider a number of factors when declaring Cap Rates and Participation Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Cap Rates and Participation Rates for future Cycle Terms, and that such rates could be as low as the guaranteed minimum Cap Rate and/or Participation Rate for that Cycle Investment. Rates offered for new Cycle Terms may be different from those offered to new investors or offered to you at Contract issuance.
Before allocating Contract Value to a Cycle Investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Please note, generally the higher the Floor Rate you select, the higher the Cap Rate and/or Participation Rate we will offer. For example if the Floor Rate is increased from -10% to -20%, the Cap Rate and/or Participation Rate would increase. In general, the lower the Buffer Rate you select, the higher the Cap Rate and/or Participation Rate we will offer. For example if the Buffer Rate is decreased from -20% to -10%, the Cap Rate and/or Participation Rate would increase. In other words, selecting less protection from potential losses due to negative Index performance will generally result in a higher Cap Rate and/or Participation Rate, giving you more exposure to upside potential.
The Indices
We currently offer Cycle Investments linked to the following Indices (each, an “Index”):
S&P 500 Price Return Index (Bloomberg Ticker: SPX). The S&P 500 Price Return Index was established by Standard & Poor’s. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview.

MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA). The MSCI EAFE Price Return Index was established by Morgan Stanley Capital International. The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The MSCI EAFE Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at https://www.msci.com/eafe/.

Dimensional US Equity Core Plus Index (Bloomberg Ticker: DFAUECP) The Dimensional US Equity Core Plus Index is a US equity market index designed to offer broad diversification with a strong emphasis on areas of the market that research has shown to outperform over time. The Index is comprised of Dimensional ETFs based on target weights, rebalanced monthly. Constituent ETFs and their current target weights include the Dimensional US Core Equity 2 ETF (60.0%), Dimensional US Large Cap Vector ETF (12.5%), Dimensional US High Profitability ETF (12.5%), and Dimensional US Small Cap Value ETF (15.0%). At each rebalance, the Index redistributes weight in the eligible ETFs according to the Index’s ETF target weight distribution. The data used at rebalance will be the most recent end-of-day prices of the ETF components. The Index Committee of Dimensional Fund Advisors LP may adjust the ETF constituents and/or target weights from time to time depending on market conditions, ETF liquidity, and other factors deemed relevant in the Committee’s discretion. The Index is an “excess return” index, meaning its return reflects the investment return of its component ETFs (including reinvestment of all dividends and distributions), which is then further calculated in excess of a daily accrual of the effective federal funds rate (EFFR), less a constant markdown (synthetic dividend) of 1.2% on an annual basis. The deduction of the synthetic dividend will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at [ ].
Each Index involves risks, including the risk of loss of principal and previous earnings. See “Principal Risks of Investing in the Contract” earlier in this Prospectus for more information. See “Appendix C - Index Disclaimers” for important information regarding the Indices.
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Cycle Investment. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Cycle Investments, and does not reflect Contract fees and charges, including negative adjustments for Fair Value, which reduce performance.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Dimensional US Equity Core Plus Index launched on MM/DD/YYYY and does not have historical annual returns at this time.
Replacement of an Index
In the event an Index for a Cycle Investment is discontinued, we may replace the Index with an available comparable Index for future Cycle Investments.
In addition, in the event an Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments.
If an Index is discontinued, for Cycle Terms that are ongoing, we will end, i.e., mature, the Cycle Term on the date the Index is discontinued, and calculate the Cycle Investment return based on the Crediting Type (i.e. Cap Rate, Participation Rate, or Cap Rate with Participation Rate) and the Cycle Structure (i.e. Floor Rate or Buffer Rate), as applicable.
If we stop offering an Index for future Cycle Investments for any reason other than the Index is discontinued, any ongoing applicable Cycle Investments will continue until their Cycle End Date. This means we will not will not mature a Cycle Investment before its Cycle End Date if that Index has not been discontinued.
In replacing an Index for future Cycle Investments, we would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index may include the following:
1.    There is a sufficiently large market in exchange traded and/or over-the counter options, futures, and similar derivative instruments based on the Index to allow the Company to hedge fluctuations of the Index Value.
2.    The Index is recognized as a broad-based Index for the relevant market; and
3.    The publisher of the Index allows the Company to use the Index and other materials for a reasonable fee.
For example, if the S&P 500 Price Return index is discontinued, we will mature the Cycle Investments as of the date of the most recently available Index closing value. We will use that closing value to calculate the return through that date. We will apply the return calculated on that date in the same way we apply the return calculated on the Cycle End Date for Cycle Investments that are not terminated early. This means we will apply the Cap Rate and/or Participation Rate and Floor Rate or Buffer Rate, as applicable. For example, if the Index was up 10% at the time we matured the Cycle for a Cycle with an 8% Cap Rate, we would credit an 8% return to your Cycle Investment Value and for a Cycle with a 90% Participation Rate, we would credit a 9% return to your Cycle Investment Value and for a Cycle with an 8% Cap Rate and a 90% Participation Rate, we would credit an 8% return to your Cycle Investment

Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a 20% negative return to your Cycle Investment Value and for a Cycle with -10% Floor Rate, we would credit -10%. We would provide notice about maturing the Cycle that is terminated early, as soon as practicable and ask for instructions on where to transfer your Cycle Investment Value.
We will give at least a 30 day notice of any change, unless the Index provider itself gives us less than 30 days’ notice, in which case we will give you and your Advisor notice as soon as practicable.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount or to a Cycle Investment on the next Cycle Start Date, if available.
Contract owners are always permitted to transfer to the Subaccounts and may not invest in Cycles that have already commenced.

Investing in the Cycle Investments
Subject to our right not to offer any Cycle Investments, we will launch new Investment Cycles on the third Thursday of every month. If the third Thursday of the month is not a Business Day, we will launch the new Investment Cycles on the next Business Day.
Thirty Business Days prior to any Cycle Investment Start Date, we will post information on-line about the Cycle Investments scheduled to start next. The notice, which will be posted on the Midland National’s website at https://www.midlandnational.com/oakeliteadv and will include the following information for each available Cycle Investment:
1)    Index, Cycle Term, and Floor Rate or Buffer Rate, as applicable;
2)    Start Date and Cycle End Date;
3)    Indicative Rate(s) and Crediting Type (which will be updated every Tuesday before the Cycle Start Date);
4)    Instructions for completing investment allocation instructions for the new Cycle Investments deadline.
The final Cap Rate and/or Participation Rate for a Cycle Investment will be declared on the Cycle Start Date and will be disclosed on our website https://www.midlandnational.com/oakeliteadv as of that day. Prior to the Cycle Start Date, we will post Indicative Rates every Tuesday. The Cap Rate or Participation Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate or Participation Rate for the prior Cycle Term and/or the Indicative Rate.
We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type and a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type and a minimum Cap Rate and minimum Participation Rate for each available
Cycle Investment with a Cap Rate with Participation Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate and/or Participation Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. There is a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future.
We will inform you and your Advisor in writing, or electronically, if applicable, of the final Cap Rate and/or Participation Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate and/or Participation Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you or your Advisor must notify us within 10 business days from the day we send you and your Advisor notice of the final Cap Rate(s) and/or Participation Rate(s). When you do so, you must instruct us where to reallocate your investment. If you want to exercise your right to bailout you can do so by contacting us by telephone at 833-492-0022 or by e-mail at Securities@SFGMembers.com. Your bailout right permits you to (i) reallocate your proceeds from the Cycle Investment to different investment options under the Contract without being subject to the Fair Value calculation or any transfer charges, or (ii) withdraw your proceeds from the Cycle Investment less any prior Gross Partial Withdrawals taken from the Cycle Investment, Advisor Fees, and optional rider fees, without being subject to the Fair Value calculation. Amounts withdrawn or surrendered may be subject to applicable surrender charges and taxes, including a 10% federal penalty tax before age 59½. If you or your Advisor do not exercise your right to bailout within 10 business days of the notice, then your Contract Value allocated to the Cycle Investment will remain invested in the Cycle Investment. This means that if you later decide to transfer or withdraw your proceeds from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. See “Transfers out of a Cycle Investment” and “Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.
Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date less any prior Gross Partial Withdrawals taken from the Cycle, Advisory Fees, and optional rider fees, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges.
If you have a maturing Cycle Investment, we will mail you and your Advisor this notice, or, if applicable, deliver it electronically. For more information, see “Cycle End Date Payments; Rollovers” below in this section.

To invest in a new Cycle Investment, you must submit your allocation instructions no later than the close of the Business Day prior to the Cycle Start Date. Your allocation instructions must specify:
1)    the Cycle Investment(s) you select for investment; and
2)    the amount and source of Contract Value to be allocated to the Cycle Investment(s), i.e., additional premium payments, amounts allocated to Investment Portfolios Available Under the Contract Investment Options or proceeds from a Cycle Investment maturing prior to the applicable Cycle Start Date,
All transfers of Contract Value to the Cycle Investments will be placed in the Default Account one Business Day prior to the Cycle Start Date. All allocations of premium payments to the Cycle Investments will be placed in the Default Account upon allocation to the Contract and held there until the Cycle Start Date. All proceeds from maturing Cycle Investments that will rollover into a new Cycle Term of the same Cycle Type or will be reallocated to a different Cycle Type will be placed in the Default Account on the Cycle End Date before they are reinvested into a new Cycle Investment. On the Cycle Start Date, we will then reallocate the amounts to the designated Cycle Investment(s) This includes initial premiums, additional premium payments, transferred Contract Value from the Subaccounts and rollovers from maturing Cycle Investments.
Depending on market and business considerations, we may determine not to offer a Cycle Investment on a Cycle Start Date and may reject or limit the amount allocated in a Cycle Investment at our sole discretion at any time until the end of the Business Day on the Cycle Start Date. We may choose not to offer any Cycle Investment for any period or we may decide to cease offering Cycle Investments. If we decide to cease offering Cycle Types, each outstanding Cycle Investment will continue until its respective Cycle End Date.
If you do not provide us with allocation instructions, or we do not timely receive your allocations instructions, or if the Cycle Investment you have selected is not available on the Cycle Start Date, your Contract Value will be invested in the Default Account until you provide us with alternative allocation instructions in Good Order.
The Default Account. The Default Account is the Fidelity VIP Government Money Market Portfolio - Service Class 2 Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) transfers of Contract Value designated for a new Cycle Investment(s) as of one Business Day prior to the Cycle Start Date, (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for offered discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch.
The Cycle Start Date. We establish the Cap Rate and/or Participation Rate for a new Cycle Investment on the Cycle Start Date in our sole discretion based on a variety of factors. The Cap Rate or Participation Rate we establish may be different from the Indicative Rate on our website and in the notice, if you are already a Contract owner invested in a Cycle Investment. You will not know the final Cap Rate or Participation Rate until the Cycle Start Date, at which point it will be posted on our website, https://www.midlandnational.com/oakeliteadv. You will also be notified by mail or electronically, as applicable.

Cycle Investment Value
The value of a Cycle Investment is measured in terms of the number of Cycle Investment Units credited to the Contract upon investment in the Cycle Investment and the Cycle Investment Unit Value of such Units. The Cycle Investment Unit Value on the Cycle Start Date of each Cycle Investment will be $10.00. The number of Cycle Investment Units credited to the Cycle Investment is determined by dividing the amount invested in the Cycle Investment divided by the Initial Cycle Investment Unit Value of $10.00.
In determining the Fair Value of a Cycle Investment Unit during a Cycle Term, the Fair Value Calculation Agent will take into account a variety of factors, such as the change in the Index Value from the Start Date, volatility of the Index, interest rate changes, dividend yield on the index, and time remaining to the Cycle End Date. During the Cycle Term, the Floor Rate or Buffer Rate will not apply.
During a Cycle Term, the Cycle Investment Unit Value will fluctuate based upon the Fair Value of the Cycle Investment determined by the Fair Value Calculation Agent as described in “Valuation of a Cycle Investment” later in this prospectus. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the Index performance is positive due to the possibility that the Index performance could decrease before the Cycle End Date. The Cycle Investment Unit Value may also be reduced by changes in Index volatility and interest rates. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH FLOOR RATE AND CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Cycle Start Date.

During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value. The Fair Value of each Cycle Investment will be determined by the Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
The hypothetical examples below assume 100,000 Cycle Investment units and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value were chosen to demonstrate the effects of the Floor not applying before the Cycle End Date on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments”in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index increases 50%: A Cycle with a 3 year Cycle Term and -10% Cycle Floor Rate, and 20% Cap Rate. The Index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,100,000 / 100,000 = $11.00. The Cycle Investment Unit Value is $11.00 and is based on the Fair Value. The Cap Rate does not apply prior to the Cycle End Date.
Example 2 – Index decreases 40%: A Cycle with a 3 year Cycle Term and -10% Cycle Floor Rate. The Index decreases to 600 (40% loss) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $900,000.
The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
The Cycle Investment Unit Value is $9.00 and is based on the Fair Value. The Floor Rate does not apply prior to the Cycle End Date.
Example 3 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $880,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $880,000 / 100,000 = $8.80.
The Cycle Investment Unit Value is $8.80 and is based on the Fair Value. The Floor Rate does not apply prior to the Cycle End Date.
Example 4 – Index Increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The Index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,160,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,160,000 / 100,000 = $11.60.
The Cycle Investment Unit Value is $11.60 and is based on the Fair Value. The Floor Rate does not apply prior to the Cycle End Date.
Example 5 – Index Decreases 40%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The Index decreases to 600 (40% loss) 750 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $930,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $930,000 / 100,000 = $9.30.
The Cycle Investment Unit Value is $9.30 and is based on the Fair Value. The Floor Rate does not apply prior to the Cycle End Date.
Example 6 — Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The Index decreases to 400 (60% loss) 750 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $920,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $920,000 / 100,000 = $9.20.
The Cycle Investment Unit Value is $9.20 and is based on the Fair Value. The Floor Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.

During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value. The Fair Value of each Cycle Investment will be determined by the Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different Index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 — Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Buffer Rate, and 35% Cap Rate. The Index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,290,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,290,000 / 100,000 = $12.90.
The Cycle Investment Unit Value is $12.90 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 2 — Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Buffer Rate, and 35% Cap Rate. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $490,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $490,000 / 100,000 = $4.90.
The Cycle Investment Unit Value is $4.90 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 — Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Buffer Rate, and 35% Cap Rate. The Index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,380,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,380,000 / 100,000 = $13.80.
The Cycle Investment Unit Value is $13.80 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 4 — Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Buffer Rate, and 35% Cap Rate. The Index decreases to 400 (60% loss) 750 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $510,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $510,000 / 100,000 = $5.10.
The Cycle Investment Unit Value is $5.10 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 5 — Index increases 50%: A Cycle with a 6 year Cycle Term and - 10% Buffer Rate. The Index increases to 1,600 (60% gain) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,350,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,350,000 / 100,000 = $13.50.
The Cycle Investment Unit Value is $13.50 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 6 — Index decreases 60%: A Cycle with a 6 year Cycle Term and - 10% Buffer Rate. The Index decreases to 500 (60% loss) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $650,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $650,000 / 100,000 = $6.50.
The Cycle Investment Unit Value is $6.50 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.

Example 7 — Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Buffer Rate, and 30% Cap Rate. The Index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,320,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,320,000 / 100,000 = $13.20.
The Cycle Investment Unit Value is $13.20 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 8 — Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Buffer Rate, and 30% Cap Rate. The Index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $720,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $720,000 / 100,000 = $7.20.
The Cycle Investment Unit Value is $7.20 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A PARTICIPATION RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value. The Fair Value of each Cycle Investment will be determined by the Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different Index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 Index increases 50%: A Cycle with a 1 year (365 days) Cycle Term, -10% Buffer Rate, and 70% Participation Rate. The Index increases to 1,500 (50% gain) 60 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,335,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,335,000 / 100,000 = $13.35.
The Cycle Investment Unit Value is $13.35 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 2 Index decreases 60%: A Cycle with a 1 year (365 days) Cycle Term, -10% Buffer Rate, and 70% Participation Rate. The Index decreases to 400 (60% loss) 60 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $493,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $493,000 / 100,000 = $4.93.
The Cycle Investment Unit Value is $4.93 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 Index increases 50%: A Cycle with a 1 year (365 days) Cycle Term, -10% Buffer Rate, and 70% Participation Rate. The Index increases to 1,500 (50% gain) 300 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,346,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,346,000 / 100,000 = $13.46.
The Cycle Investment Unit Value is $13.46 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.

Example 4 Index decreases 60%: A Cycle with a 1 year (365 days) Cycle Term, -10% Buffer Rate, and 70% Participation Rate. The Index decreases to 400 (60% loss) 300 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $498,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $498,000 / 100,000 = $4.98.
The Cycle Investment Unit Value is $4.98 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 5 — Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 125% Participation Rate. The Index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,511,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,511,000 / 100,000 = $15.11.
The Cycle Investment Unit Value is $15.11 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 6 — Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 125% Participation Rate. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50.
The Cycle Investment Unit Value is $4.50 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 7 — Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 125% Participation Rate. The Index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,599,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,599,000 / 100,000 = $15.99.
The Cycle Investment Unit Value is $15.99 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 8 — Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 125% Participation Rate. The Index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50.
The Cycle Investment Unit Value is $4.50 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE, A CAP RATE, AND PARTICIPATION RATE:
For these cycles both a Cap Rate and a Par Rate will be declared. Depending on market conditions the Participation Rate will be set at 100% and the Cap Rate will not be unlimited or the Cap Rate will be unlimited and the Participation Rate will be set at a value greater than 100%.
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value. The Fair Value of each Cycle Investment will be determined by the Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different Index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date.

See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 — Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 100% Participation Rate and 60% Cap Rate. The Index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,511,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,511,000 / 100,000 = $15.11
The Cycle Investment Unit Value is $15.11 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 2 — Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 100% Participation Rate and 60% Cap Rate. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50
The Cycle Investment Unit Value is $4.50 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 — Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 110% Participation Rate and unlimited Cap Rate. The Index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $1,599,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,599,000 / 100,000 = $15.99
The Cycle Investment Unit Value is $15.99 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
Example 4 — Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 110% Participation Rate and unlimited Cap Rate. The Index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. Assume that the Fair Value Agent has determined the Fair Value is $510,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $510,000 / 100,000 = $5.10
The Cycle Investment Unit Value is $5.10 and is based on the Fair Value. The Buffer Rate does not apply prior to the Cycle End Date.
For more information, see “Valuation of a Cycle Investment”.
Transfers out of a Cycle Investment
You may transfer all or a portion of your Cycle Investment Value out of a Cycle Investment on any Business Day. If you transfer from a Cycle Investment during the Cycle Term prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. This means that if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, including transfers to the Subaccounts, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
You may transfer into a Subaccount on any Business Day and/or into another Cycle Investment on the Cycle Start Date. If you transfer to another Cycle Investment, we will move your transferred Contract Value into the Default Account one Business Day prior to the Cycle Start Date. You may also request that all or part of any withdrawal amount be reallocated to an upcoming new Cycle Investment or to one or more Subaccounts available under the Contract.
For proceeds from maturing Cycles, if you do not provide transfer instructions in Good Order, we will allocate the Cycle Investment Value to the next new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the Cycle Investment Value to the Default Account.

Withdrawals from Cycle Investments
To withdraw money from a Cycle Investment, you must send us a Written Request containing the pertinent details of the withdrawal request, including the amount of the withdrawal and the Cycle Investment(s) from which to make the withdrawal (“withdrawal request”). Unless we receive specific instructions from you, we will deduct all requested withdrawals (except Lifetime Payments under a GLWB Rider) pro-rata from the Subaccounts until your Accumulation Value is exhausted. If your Accumulation Value is insufficient to fulfill your withdrawal request and your withdrawal request does not specifically instruct us to deduct the withdrawal from the Cycle Investment(s), we will consider the withdrawal request to be not in Good Order and we will not process the withdrawal request. The minimum Gross Partial Withdrawal amount is $1,000. Required Minimum Distributions (“RMDs”) are not subject to this minimum.
Withdrawals after you elect to begin Lifetime Payments under a GLWB Rider are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each Investment Option bears to the total Contract Value. An Excess Gross Partial Withdrawal will reduce the Benefit Base of your GLWB Rider by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation. See “Guaranteed Living Withdrawal Benefits” for more information about Excess Gross Partial Withdrawals
We will process withdrawal requests that we receive by the end of the Cycle Investment Business Day using that day’s Cycle Investment Unit Value. For withdrawal requests we receive after the end of the Cycle Investment Business Day, we will use the Cycle Investment Unit Value for the next Cycle Investment Business Day. The number of Cycle Investment Units withdrawn from the Cycle Investment will equal the withdrawal amount divided by the Cycle Investment Unit Value on the close of the Business Day on which the withdrawal is processed.
We will pay the withdrawal amount to the Contract Owner no later than seven days after the Cycle Investment Business Day on which we received the Written Request, subject to our right to defer payment discussed below.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment” later in this prospectus for more information.
Required Minimum Distributions. Unless we receive instructions from you, we will deduct all RMDs (except Lifetime Payments under a GLWB Rider) pro-rata from the Subaccounts until your Accumulation Value is exhausted, then from the Cycle Investments on a pro-rata basis. You may instruct us to take RMDs from all Investment Options—all Investment Portfolios Available Under the Contract Investment Options and all Cycle Investments – on a pro-rata basis. If you take an RMD from a Cycle Investment during the Cycle Term prior to the Cycle End Date, you will receive the Cycle Investment Unit Value times the number of Cycle Investment Units withdrawn.
RMD withdrawals after you elect to begin Lifetime Payments under a GLWB Rider, are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each investment option bears to the total Contract Value. An Excess Gross Partial Withdrawal will reduce the Benefit Base of your GLWB Rider by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation. See “Guaranteed Living Withdrawal Benefits” for more information about Excess Gross Partial Withdrawals.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal, including an RMD, prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment later in this prospectus for more information.

Deferral of Payment. We may defer payment of any withdrawal proceeds or other payment from a Cycle Investment if, due to the closing or other disruption of financial markets or exchanges or other circumstances beyond the Company’s control, the Company is unable to settle the necessary transactions prudently as reasonably determined by the Company. See “Payment of Contract Proceeds”. Payments may be deferred for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral.
Cycle End Date Payments; Rollovers
Thirty Business Days before the Cycle End Date, we will send you and your Advisor a Cycle Investment Maturity notice that alerts you to the pending Cycle End Date and provides instructions on how to direct us to allocate the proceeds of a maturing Cycle Investment. If you do not provide written instructions directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, either based on the current allocation instructions or new allocation instructions, we will allocate your proceeds as follows:
1)    For maturing Cycle Investments, we will invest the proceeds in a new Cycle Investment of the same Cycle Type;
2)    If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.
We will pay proceeds of the Cycle Investment on the Cycle End Date.
Valuation of a Cycle Investment
The amount invested in a Cycle Investment by the Contract Owner is the Cycle Investment Value. As of any Cycle Business Day, the Cycle Investment Value is measured by the number of Cycle Investment Units credited to the Contract multiplied by the Cycle Investment Unit Value, each as of that Cycle Business Day. The Cycle Investment Value will reflect withdrawals and fluctuations in the Cycle Investment Unit Value. ON ANY CYCLE BUSINESS DAY AFTER THE CYCLE START DATE, THE CONTRACT OWNER’S CYCLE INVESTMENT VALUE MAY BE LESS THAN THE AMOUNT INITIALLY INVESTED. The Cycle Investment Value is reduced by the dollar amount of all withdrawals and deductions for optional benefit rider charges.
Cycle Investment Unit
The number of Cycle Investment Units initially credited to the Contract is calculated by dividing the amount allocated to the Cycle Investment on the Start Date by $10.00. The number of Units credited to the Contract will be reduced by withdrawals or deductions for optional benefit rider charges prior to the Cycle End Date based on the amount withdrawn or deducted and the Cycle Investment Unit Value at the time of the withdrawal.
Example 1. A withdrawal of $10,000 is requested from a Cycle Investment prior to the Cycle End Date. At the time of the request, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. After the withdrawal the total Cycle Investment Value is $90,000 = $100,000-$10,000 (withdrawal). The number of Cycle Investment Units after the withdrawal is 9,000 = 10,000 - $10,000(withdrawn) / $10(Cycle Investment Unit Value).
Example 2. A Contract that includes an optional benefit rider will have a reduced number of Cycle Investment Units on the Cycle End Date as a result of the rider fee assessments. See the following two tables that illustrate the impact of the Return of Premium Death Benefit Rider fees. The example assumes withdrawals of $10,000 are requested from the Cycle Investment at the end of the second quarter and at the end of the year. Fees of 0.15% for the Return of Premium Death Benefit Rider (ROP) are deducted from the Cycle Investment Value quarterly. At the beginning of the Cycle Term, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. The following two tables demonstrate the impact on Cycle Investment Value from deducting the ROP fees:

No ROP DB Rider Fee
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP DB Fee Percentage	ROP DB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP DB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	—	—	$0.00	$101,250.00	10,000.00	$10.13	—
Q2	$102,515.63	1.25%	—	—	$10,000.00	$92,515.63	9,024.54	$10.25	—
Q3	$93,672.08	1.25%	—	—	$0.00	$93,672.08	9,024.54	$10.38	—
Q4	$94,842.98	1.25%	—	—	$10,000.00	$84,842.98	8,073.01	$10.51	—

Annual ROP DB Fee 0.15%
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP DB Fee Percentage	ROP DB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP DB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	0.0375%	$37.97	$0.00	$101,212.03	9,996.25	$10.12	-$37.97
Q2	$102,477.19	1.25%	0.0375%	$38.43	$10,000.00	$92,438.76	9,017.04	$10.25	-$76.87
Q3	$93,594.25	1.25%	0.0375%	$35.10	$0.00	$93,559.15	9,013.66	$10.38	-$112.93
Q4	$94,728.63	1.25%	0.0375%	$35.52	$10,000.00	$84,693.11	8,058.75	$10.51	-$149.87

1) 5% growth, applied quarterly is 1.25%
2) As a percentage of Cycle Investment Value
3) Value with Return Of Premium Death Benefit fee minus value with no Return Of Premium Death Benefit fee
Example 3. The following two tables illustrate the impact of the Annual Ratchet Death Benefit Rider fees. The example assumes withdrawals of $10,000 are requested from the Cycle Investment at the end of the second quarter and at the end of the year. Fees of 0.40% for the Annual Ratchet Death Benefit are deducted from the Cycle Investment Value quarterly. At the beginning of the Cycle Term, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. The following two tables demonstrate the impact on Cycle Investment Value from deducting the Annual Ratchet Death Benefit fees:

No ARDB Rider Fee
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ARDB Fee Percentage	ARDB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ARDB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	—	—	$0.00	$101,250.00	10,000.00	$10.13	—
Q2	$102,515.63	1.25%	—	—	$10,000.00	$92,515.63	9,024.54	$10.25	—
Q3	$93,672.08	1.25%	—	—	$0.00	$93,672.08	9,024.54	$10.38	—
Q4	$94,842.98	1.25%	—	—	$10,000.00	$84,842.98	8,073.01	$10.51	—

Annual ARDB Fee 0.40%
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ARDB Fee Percentage	ARDB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ARDB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1		1.25%	0.100%	$101.25	$0.00	$101,148.75	9,990.00	$10.13	-$101.25
Q2		1.25%	0.100%	$102.41	$10,000.00	$92,310.70	9,004.55	$10.25	-$204.93
Q3		1.25%	0.100%	$93.46	$0.00	$93,371.12	8,995.54	$10.38	-$300.95
Q4		1.25%	0.100%	$94.54	$10,000.00	$84,443.72	8,035.02	$10.51	-$399.26

1) 5% growth, applied quarterly is 1.25%
2) As a percentage of Cycle Investment Value
3) Value with Annual Ratchet Death Benefit Rider fee minus value with no Annual Ratchet Death Benefit Rider fee

Example 4. The following two tables illustrate the impact of the Contract Value GLWB Rider fees. The example assumes withdrawals of $10,000 are requested from the Cycle Investment at the end of the second quarter and at the end of the year. Fees of 0.95% for the Contract Value GLWB Rider are deducted from the Cycle Investment Value quarterly. At the beginning of the Cycle Term, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. The following two tables demonstrate the impact on Cycle Investment Value from deducting the Contract Value GLWB Rider fees:

No CV GLWB Rider Fee
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly CV GLWB Fee Percentage	CV GLWB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of CV GLWB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	—	—	$0.00	$101,250.00	10,000.00	$10.13	—
Q2	$102,515.63	1.25%	—	—	$10,000.00	$92,515.63	9,024.54	$10.25	—
Q3	$93,672.08	1.25%	—	—	$0.00	$93,672.08	9,024.54	$10.38	—
Q4	$94,842.98	1.25%	—	—	$10,000.00	$84,842.98	8,073.01	$10.51	—

Annual CV GLWB Fee 0.95%
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly CV GLWB Fee Percentage	CV GLWB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of CV GLWB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1		1.25%	0.2375%	$240.47	$0.00	$101,009.53	9,976.25	$10.13	-$240.47
Q2		1.25%	0.2375%	$242.90	$10,000.00	$92,029.26	8,977.10	$10.25	-$486.37
Q3		1.25%	0.2375%	$221.30	$0.00	$92,958.33	8,955.77	$10.38	-$713.75
Q4		1.25%	0.2375%	$223.54	$10,000.00	$83,896.77	7,982.98	$10.51	-$946.21

1) 5% growth, applied quarterly is 1.25%
2) As a percentage of Cycle Investment Value
3) Value with Contract Value GLWB Rider fee minus value with no Contract Value GLWB Rider fee
Example 5. The following two tables illustrate the impact of the Return of Premium GLWB Rider fees. The example assumes withdrawals of $10,000 are requested from the Cycle Investment at the end of the second quarter and at the end of the year. Fees of 1.20% for the Return of Premium GLWB Rider (ROP) are deducted from the Cycle Investment Value quarterly. At the beginning of the Cycle Term, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. The following two tables demonstrate the impact on Cycle Investment Value from deducting the Return Of Premium GLWB Rider fees:

No ROP GLWB Rider Fee
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP GLWB Fee Percentage	ROP GLWB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP GLWB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	—	—	$0.00	$101,250.00	10,000.00	$10.13	—
Q2	$102,515.63	1.25%	—	—	$10,000.00	$92,515.63	9,024.54	$10.25	—
Q3	$93,672.08	1.25%	—	—	$0.00	$93,672.08	9,024.54	$10.38	—
Q4	$94,842.98	1.25%	—	—	$10,000.00	$84,842.98	8,073.01	$10.51	—

Annual ROP GLWB Fee 1.15%
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP GLWB Fee Percentage	ROP GLWB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP GLWB Fee
0	$100,000.00	—	—	—	$0.00	$100,000.00	10,000.00	$10.00	—
Q1		1.25%	0.2875%	$291.09	$0.00	$100,958.91	9,971.25	$10.13	-$291.09
Q2		1.25%	0.2875%	$293.89	$10,000.00	$91,927.01	8,967.12	$10.25	-$588.62
Q3		1.25%	0.2875%	$267.59	$0.00	$92,808.51	8,941.34	$10.38	-$863.57
Q4		1.25%	0.2875%	$270.16	$10,000.00	$83,698.45	7,964.11	$10.51	-$1,144.52

1) 5% growth, applied quarterly is 1.25%
2) As a percentage of Cycle Investment Value
3) Value with Return Of Premium GLWB Rider fee minus value with no Return Of Premium GLWB Rider fee
Cycle Investment Unit Value
For each Cycle Investment, we will establish the Cycle Investment Unit Value on the Start Date, and calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date. The methods used to calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date are different.
On the Start Date. For each Cycle Investment we establish an Initial Cycle Investment Unit Value at $10.00 on the Cycle Start Date.
During the Cycle Term. For each Cycle Investment, we determine the Cycle Investment Unit Value as of each Cycle Business Day based on its Fair Value and the Buffer Rate and Floor Rate do not apply.
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit.
The Fair Value of a Cycle Investment is determined by the Fair Value Calculation Agent as of the end of each Cycle Business Day. The Fair Value reflects the current value of certain financial instruments. These financial instruments are intended to provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate or Participation Rate and subject to the Floor Rate or Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations.
On each Business Day prior to the Cycle’s End Date, we will use the Fair Value for each Cycle, as provided by the Fair Value Calculation Agent, to calculate the Fair Value per Cycle Investment Unit outstanding.
See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for more detailed information about how the Fair Value Calculation Agent determines the Fair Value. See “Cycle Investment Unit Value Examples” in the Statement of Additional Information for illustrations of how Cycle Investment Unit Values are computed.
Cycle Investments do not involve an investment in any underlying portfolio of securities or financial instruments. Individuals should consult their financial professional about the risks, benefits, and other features of the Cycle Investments, and whether the Cycle Investments are appropriate based upon their financial situations and objectives. Please consider carefully the important information contained in this prospectus before investing in a Cycle Investment.
THE SUBACCOUNT INVESTMENT OPTIONS

The Subaccounts are offered through the Midland National Life Separate Account C (the “Registered Separate Account”). The Registered Separate Account is divided into Subaccounts, each of which invests exclusively in shares of one Investment Portfolio. You may allocate part or all of your premium payment to one or more Subaccounts. Your Accumulation Value in a Subaccount will vary based on the investment experience of the corresponding Investment Portfolio in which the Subaccount invests. There is a risk of loss of the entire amount invested. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the Investment Options you have chosen.
Information regarding each Investment Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser any any sub-investment adviser, (iv) current expenses, and (v) performance is avaialbe in an appendix to this prospectus. See “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT”. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which can be amended from time to time and can be found online at https://www.midlandnational.com/midlandadvisory. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.
The Investment Portfolios available under the Contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the Investment Portfolios are very similar to the investment objectives and policies of other (publicly available) mutual funds that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the Investment Portfolios that are available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the available Investment Portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.
The Investment Portfolios offered through the Contract were selected by Midland National based on several criteria, including asset class coverage, the alignment of investment objectives of a portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Of course, we also consider whether the portfolio’s adviser is an affiliate of ours. We also consider whether the Investment Portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for the sale of the policies. Another factor that we consider during the selection process is whether the Investment Portfolio or one of its service providers (e.g., the investment adviser or sub-advisers) will make payments to us or our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the Funds can provide marketing and distribution support for sales of the Contracts.
The Investment Portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the fees disclosed in the Investment Portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each Investment Portfolio. Owners, through their indirect investment in the Investment Portfolios, bear the costs of these fees. The amount of these payments may be substantial, may vary between Investment Portfolios, and generally are based on a percentage of the assets in the Investment Portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.50% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the Investment Portfolios. Midland National and its affiliates may profit from these payments.
You are responsible for choosing the Subaccounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and by your investment goals, financial situation, and risk tolerance. Since investment risk is borne by your decisions regarding investment allocations should be carefully considered and periodically re-evaluated.
Other Investment Portfolios (or available classes) may have lower fees and better overall investment performance.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Investment Portfolios that are available to you, including each Investment Portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund company’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to an Investment Portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the entire risk for the allocation of your premiums and Accumulation Value among the Investment Options. We are not responsible for any investment or other advice or services that you may receive, including the advice and services provided by your Advisor.
We do not recommend or endorse any particular Investment Portfolio or Portfolios and we do not provide investment advice.
Availability of the Investment Portfolios
We cannot guarantee that each Investment Portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of an Investment Portfolio that are held in the Subaccount. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.
Your Accumulation Value (Contract Value allocated to the Subaccounts)
Your Accumulation Value is the sum of the amounts you have invested in the Subaccounts. Your Accumulation Value will vary daily to reflect the investment performance of the Investment Portfolios you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract and any optional benefit riders you select. Transaction charges are made on the effective date of the transaction. Charges against the Subaccounts for the Separate Account Annual Expense charge are reflected daily. Charges against the Subaccounts for any optional benefit riders you select are deducted at the end of each calendar quarter.
There is no guaranteed minimum Accumulation Value for amounts allocated to the Subaccounts. You bear the investment risk. A Subaccount’s performance will cause your Accumulation Value to go up or down each Valuation Period.
Accumulation Units
The amount you invest in each Subaccount is represented by the value of the Accumulation Unit Value times the number of Accumulation Units credited to you. Premium payments allocated to and Accumulation Value transferred to a Subaccount are used to purchase Accumulation Units. Accumulation Units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from a Subaccount to a Cycle Investment, and to purchase an Annuity Option or pay the Death Benefit when the Owner dies. If you choose to pay the Advisory Fee from your Contract Value, we will redeem Accumulation Units to effect these deductions. We also redeem units to pay Transaction Expenses. See the “Fee Table” for more information about Transaction Expenses.
We calculate the number of Accumulation Units purchased or redeemed in a Subaccount by dividing the dollar amount of the transaction by the Subaccount’s Accumulation Unit Value at the end of the day, if it is a Business Day. If it is not a Business Day, we will use the Accumulation Unit Value on the next Business Day. The number of Accumulation Units credited to you will not vary because of changes in Accumulation Unit Values.
The Unit Values fluctuate with the investment performance of the corresponding portfolios. Accumulation Unit Values reflect investment income, the Investment Portfolios’ realized and unrealized capital gains and losses, and the Investment Portfolios’ expenses. The Accumulation Unit Values also reflect the daily asset charges we deduct from your Subaccount Accumulation Value currently at an effective annual rate of 0.25% for the Separate Account Annual Expense charge and quarterly asset charges we deduct from your Subaccount Accumulation Value for any optional benefit riders you select. Additional information about the Accumulation Unit Values is contained in the SAI.
Transfers of Accumulation Value
You generally may transfer amounts among the Subaccounts prior to Maturity Date, unless otherwise noted. The minimum amount that may be transferred in a single day is $100 or 100% of the Contract Value allocated to the Subaccount if less than $100. The minimum amount may come from or be transferred to more than one Subaccount. Completed transfer requests received at our Customer Service Center in Good Order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value determined at the close of that Valuation Period. If we receive your completed transfer request in Good Order after the close of a Valuation Period, we will process the transfer request at the Accumulation Unit Value determined at the close of the next Valuation Period.
For information regarding telephone or facsimile requests, see “Administrative Procedures”. Transfers may be delayed under certain circumstances. See “Payment of Contract Proceeds”. We currently do not charge for transfers between Subaccounts, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different Subaccount. The fee is waived for transfers in connection with active Dollar Cost Averaging or automatic rebalancing programs.
To the extent permitted by applicable law, we reserve the right to eliminate and/or restrict the transfer privilege in any manner we deem appropriate for some, all or specific Owners on a non-discriminatory basis.
This transfer discussion applies only to transfers to and from the Subaccounts.
Transfer Limitations
Frequent, large, programmed or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Investment Portfolios and the returns achieved by Owners. In particular, such transfers may dilute the value of the Investment Portfolios’ shares, interfere with the efficient management of the Investment Portfolios’ investments, and increase brokerage and administrative costs of the Investment Portfolios. In order to try to protect our Owners and the Investment Portfolios from potentially harmful trading activity, We have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Investment Portfolio shareholders.
More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading. We currently define excessive trading as:
•    More than one purchase and sale of the same Subaccount within a 60-calendar day period, commonly referred to as a “round trip”. Two or more “round trips” involving the same Subaccount within a 60-calendar day period is considered excessive trading.
•    Six round-trips involving the same Subaccount within a twelve month period.
We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. We will review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that Contract’s transfer privileges and we will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 Business Days. We will attempt to inform the Owner (or Advisor) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days. If we do not succeed in reaching the Owner or Advisor by phone, we will send a letter by first class mail to the Owner’s address of record.
We reserve the right to apply our market timing procedures to all Subaccounts available under the Contract, including Subaccounts that invest in Investment Portfolios that affirmatively permit frequent and short-term trading in other variable annuity Contracts offered by us or other insurance companies. Therefore, if you allocate premiums or your Accumulation Value to such a Subaccount, you may indirectly bear the effects of market timing or other frequent trading. These Investment Portfolios might not be appropriate for long-term investors. For a complete description of each Investment Portfolios’ trading policies, review each Investment Portfolios’ prospectus.
In addition to our own market timing procedures, managers of the Investment Portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. We will inform the relevant Owner and/or Advisor and the Owner will bear any investment loss of such reversal.
To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any Investment Portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of Investment Portfolio shares on the part of the Investment Portfolio’s managers pursuant to the Investment Portfolio’s policies and procedures respecting market timing activities or other potentially abusive transfers. If this occurs, we will attempt to contact you by telephone for further instructions. If we are unable to contact you within 5 Business Days after We have been advised that your transfer request has been refused or delayed by the Investment Portfolio manager, the amount intended for transfer will be retained in or returned to the originating Subaccount. You should also be aware that as required by Rule 22c-2 under the 1940 Act, We have entered into information sharing agreements with each of the fund or trust company whose Investment Portfolios are offered through the Contract. We share your trading information under these agreements as necessary for the fund and trust companies to monitor Investment Portfolio trading and this may include personal Contract information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund or trust company may direct us to restrict a Contract Owner’s transactions if the fund or trust company determines that the Contract Owner violated the Investment Portfolio’s excessive/frequent trading policy. This could include the fund or trust company directing us to reject any future allocations of premium payments or transfers from a Subaccount or Cycle Investment to any Subaccount investing Investment Portfolio or all Investment Portfolios within the fund family. We are contractually obligated to comply with all restrictions imposed by the Investment Portfolios. You should read the prospectuses of the Investment Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other Owners or Investment Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by Owners within given periods of time, as well as the number of “round trip” transfers into and out of particular Subaccounts for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity. We may aggregate transfers made in two or more Contracts that We believe are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).
We do not include transfers made pursuant to the Dollar Cost Averaging program and Investment Portfolio rebalancing program in these limitations. We may vary our market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may choose not to apply these detection methods to Subaccounts investing in Investment Portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
We reserve the right to place restrictions on the methods of implementing transfers for all Owners that we believe might otherwise engage in trading activity that is harmful to others. For example, we might only accept transfers by original “wet” Owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the Investment Portfolios in the future.
Contract Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Investment Portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in Accumulation Unit Values to others. We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the Investment Portfolios, we cannot guarantee that the Investment Portfolios will not suffer harm from frequent, programmed large, or short-term transfers among Subaccounts of variable policies issued by other insurance companies or among Subaccounts available to retirement plan participants.
PROCESSING SURRENDERS AND PARTIAL WITHDRAWALS – CYCLE INVESTMENT & SUBACCOUNTS
You may withdraw all or part of your Surrender Value by sending a written request to our Customer Service Center in Good Order. The Surrender Value is the Contract Value minus any applicable state premium tax charge. Partial withdrawals must be made in amounts of $1,000 or more (except for RMDs, systematic withdrawals and Advisory Fee deductions) and cannot reduce your Contract Value to less than $1,000. If a partial withdrawal results in your Contract Value becoming less than $1,000, then the entire Surrender Value must be withdrawn. A full surrender request, regardless of the Contract Value, must be submitted in writing and accompanied by your Contract. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost Contract statement.
You may request partial withdrawals up to $25,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Service Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint Owners, both Owners must be on the telephone at the time of request.
Telephone authorization will remain in effect until we receive written notification from you to terminate this authorization. If the Contract has joint Owners, both Owners are required to sign the written notification to terminate telephone authorization. We may discontinue this program at any time at our sole discretion. There are some restrictions on telephone partial withdrawals; please call our Customer Service Center with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We reserve the right to restrict, suspend or eliminate the use of, or modify the requirements for making, telephone partial withdrawals at any time.
Any required tax withholding will be deducted from the amount paid. In addition, upon full surrender a state premium tax charge, if applicable, may also be subtracted.
Completed surrender or partial withdrawal requests received in Good Order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value and Cycle Investment Unit Value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in Good Order after the close of a Valuation Period, we will process the surrender request at the unit value determined at the close of the next Valuation Period.
We will generally pay the surrender or partial withdrawal amount within seven days after we receive a properly completed surrender or partial withdrawal request in Good Order. See “Administrative Procedures” later in this prospectus. We may defer payment for more than seven days when:
•    trading on the New York Stock Exchange is restricted as defined by the SEC;
•    the New York Stock Exchange is closed (other than customary weekend and holiday closing);
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option;
•    for such other periods as the SEC may by order permit for the protection of Owners; or
•    your premium check has not cleared your bank.
See “Payment of Contract Proceeds”.
If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.
Unless you specify otherwise, your partial withdrawal will be deducted from all Subaccounts in the same proportion as your Contract Value bears to each Subaccount. If your Accumulation Value is insufficient to fulfill your withdrawal request and your withdrawal request does not specifically instruct us to deduct the withdrawal from the Cycle Investment(s), we will consider the withdrawal request to be not in Good Order and we will not process the withdrawal request.
Withdrawals from Cycle Investments prior to the Cycle End Date is determined by Cycle Investment Unit Value, which is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified Contracts. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” later in the prospectus.
In a series of recent private letter rulings (“PLRs”), the IRS has recognized that investment advisor fees paid out of Contract Value will, in certain circumstances and subject to conditions, not be treated as taxable distributions from a Non-Qualified Contract, will not be taxable to the Contract Owner, are not reportable to the IRS as distributions from the Contract and are not subject to the 10% tax penalty for Contract Owners who are under age 59 1⁄2. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. Accordingly, advisory fees will be treated as non-taxable distributions for reporting purposes by the Company. However, these rulings generally only can be relied upon by the taxpayers who obtained them, and the IRS is not bound by these rulings with respect to your tax treatment under your Contract. Regardless of how we treat the deduction of Advisory Fees for tax reporting purposes, there is a risk that federal and state taxing authorities may determine that these deductions are subject to federal and state income taxes, including a 10% tax penalty if you are under age 59 1⁄2. In all events, we will administer the Contract to comply with these PLRs and any other federal tax requirements. Please see “Advisory Fees Deducted from Contract Value” and “Federal Tax Status” later in the prospectus for more information.

BENEFITS UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Systematic Withdrawal Program	Allows you to set up an automatic payment from your Subaccount Investments	Standard	No Charge	•Each payment must be at least $100 (unless we consent otherwise).
•Subject to any applicable income taxes, including a possible 10% federal tax penalty if taken before age 59 1⁄2.
Dollar Cost Averaging (“DCA”) Program	Allows you to systematically transfer a set amount each month from a Subaccount to other available Subaccounts.	Standard	No Charge	•Your Accumulation Value must be at least $10,000 to initiate the DCA program.
•The minimum amount that you may transfer monthly is $100, quarterly is $300, and semi-annually is $600 and annually is $1,200.
•Not available during the Free Look Period. Not available if you elect Portfolio Rebalancing.
•Transfers only available among Subaccounts – Cycle Investments are not eligible.
Portfolio Rebalancing Program	Allows us to automatically rebalance your Accumulation Value to return to your original percentage allocations.	Standard	No Charge	•Your Accumulation Value must be at least $10,000 to initiate the Portfolio Rebalancing Program.
•We will terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis.
•We reserve the right to end the portfolio rebalancing program by sending you and your Advisor one month’s notice. You may not elect Portfolio Rebalancing if you have an active DCA program.
•Not available if you elect DCA.
•Transfers only available among Subaccounts – Cycle Investments are not eligible.

Contract Value Death Benefit	Pays your beneficiary your Contract Value.	Standard	No Charge	•Terminates upon the Maturity Date or change of ownership.
•If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the Contract Value and therefore the Death Benefit.
Return of Premium Death Benefit Rider	Pays your beneficiary the greater of (i) your Contract Value, or (ii) your total premium payments, adjusted for Gross Partial Withdrawals.	Optional	0.15% (as an annualized percentage Benefit Base)	•Only available at Contract issue.
•Only available at Issue Ages 0-75 (based on the oldest Owner).
•Cannot be voluntarily terminated.
•Terminates upon the Maturity Date or change of ownership.
•Cannot be elected with the Annual Ratchet Death Benefit Rider.

•Withdrawals (including Lifetime Payments under a GLWB Rider) will reduce the value of the benefit in the same proportion that the Gross Partial Withdrawal reduced the Contract Value, which may be more than the amount withdrawn.

•If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the Contract Value but will not reduce the Return of Premium Death Benefit.
Annual Ratchet Death Benefit Rider
Pays your beneficiary the greater of (i) your Contract Value, or (ii) your total premium payments, adjusted for Gross Partial Withdrawals, with the potential for annual “step ups” on each Contract Anniversary prior to the oldest Owner’s age 85.
		Optional	0.40% (as an annualized percentage Benefit Base)	•Only available at Contract issue.
•Only available at Issue Ages 0-75 (based on the oldest Owner).
•Cannot be voluntarily terminated.
•Terminates upon the Maturity Date or change of ownership.
•Cannot be elected with the Return of Premium Death Benefit Rider.
•The value of the benefit is no longer eligible for step ups on or after the oldest Owner’s 85th birthday.

•Withdrawals (including Lifetime Payments under a GLWB Rider) will reduce the value of the benefit in the same proportion that the Gross Partial Withdrawal reduced the Contract Value, which may be more than the amount withdrawn.

•If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the Contract Value but will not reduce the Return of Premium Death Benefit.

Contract Value GLWB Rider
Guarantees you can withdraw the Lifetime Payment Amount each Contract Year regardless of investment performance, with an initial Benefit Base equal to your Contract Value on the date you first exercise the benefit.
	Optional	0.95% (as an annualized percentage Benefit Base)	•Only available at Contract issue.
•Only available at Issue Ages 50-85 (based on the youngest Owner).
•Cannot be voluntarily terminated.
•Cannot be elected with the Return of Premium GLWB Rider.
•Additional premium payments are not permitted after the first 6 months following Contract issue.

•Excess Gross Partial Withdrawals will reduce the Benefit Base in the same proportion that the Gross Partial Withdrawal reduced the Contract Value, which may be more than the amount withdrawn and may terminate the rider.

Return of Premium GLWB Rider
Guarantees you can withdraw the Lifetime Payment Amount each Contract Year regardless of investment performance, with an initial Benefit Base equal to the greater of (i) your Contract Value on the date you first exercise the benefit or (ii) your total premium payments, adjusted for Gross Partial Withdrawals, as of the date you first exercise the benefit.
	Optional	1.15% (as an annualized percentage Benefit Base)	•Only available at Contract issue.
•Only available at Issue Ages 50-85 (based on the youngest Owner).
•Cannot be voluntarily terminated.
•Cannot be elected with the Contract Value GLWB Rider.
•Additional premium payments are not permitted after the first 6 months following Contract issue.

•Any withdrawal prior to beginning Lifetime Payments will reduce the initial Benefit Base in the same proportion that the Gross Partial Withdrawal reduced the Contract Value, which may be more than the amount withdrawn.

•Excess Gross Partial Withdrawals will reduce the Benefit Base in the same proportion that the Gross Partial Withdrawal reduced the Contract Value, which may be more than the amount withdrawn and may terminate the rider.

Systematic Withdrawals
The systematic withdrawal feature allows you to have a portion of your Contract Value withdrawn automatically. For example, you may elect to have $500 withdrawn from your Contract Value automatically every month.
These withdrawals occur only: (1) while the Owner is living, (2) before the Maturity Date, and (3) after the Free Look Period. You may elect this option by sending a properly completed service form to our Customer Service Center. You may designate the systematic withdrawal amount and the frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins.
Systematic Withdrawals (except Lifetime Payments under a GLWB Rider) will be taken pro-rata from your Subaccounts only. Once the Subaccounts’ Accumulation Value is exhausted, the Systematic Withdrawals will terminate. If the Contract Owner wishes to continue Systematic Withdrawals, he/she will have to contact us to set up a new Systematic Withdrawal program for the Cycle Investments and then will be taken pro-rata from your Cycle Investments.
Systematic Withdrawals after you elect to begin Lifetime Payments under a GLWB Rider are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each investment option bears to the total Contract Value. An Excess Gross Partial Withdrawal will reduce the Benefit Base of your GLWB Rider by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation. See “Guaranteed Living Withdrawal Benefits” for more information about Excess Gross Partial Withdrawals.
The Cycle Investment Unit Value prior to the Cycle End Date is based on the Fair Value of the Cycle.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal, including Systematic Withdrawals, prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.
If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the Accumulation Unit Value and/or Cycle Investment Unit Value determined at the close of the next Valuation Period.
You can stop or modify the systematic withdrawals by sending us a Written Notice. A proper Written Notice must include the consent of any effective assignee or irrevocable Beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis. We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100. Upon payment, we reduce your Contract Value by an amount equal to the payment proceeds. In no event will the payment of a systematic withdrawal exceed the Surrender Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Surrender Value to equal zero.
To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the Owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 1/2. Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.
Dollar Cost Averaging (DCA)
The Dollar Cost Averaging (DCA) program enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account into one or more of the Subaccounts.
For example, you can instruct us to transfer $1,000 on the first of each month to an Investment Portfolio that you have selected. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the Investment Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, you allocated $3,000 to the Investment Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. If you had allocated the entire $3,000 at one time, the total value might be higher or lower.
You may elect the DCA program on a monthly, quarterly, semi-annual or annual basis. Your Accumulation Value must be at least $10,000 to initiate the DCA program. The minimum amount that you may transfer monthly using DCA is $100, quarterly is $300, semi-annually is $600 and annually is $1,200.
You may select any Subaccount as the source account. The source account must have a minimum beginning balance of $1,200. The DCA program may reduce the impact of market fluctuations by allocating Accumulation Value to Subaccounts over time. The DCA program does not ensure a profit nor protect against a loss in declining markets.
You may elect only one DCA program at any time. You must complete the proper request form and send it (in Good Order) to our Customer Service Center. The minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You may qualify to begin a DCA program by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA request form will specify:
•    the DCA source Subaccount from which transfers will be made,
•    the total monthly amount to be transferred to the other Subaccount(s), and
•    how that monthly amount is to be allocated among the Subaccounts.
Once you elect DCA, you may allocate additional premium payments to the DCA source Subaccount by sending them in with a DCA request form or written instructions. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. All amounts in the DCA source Subaccount will be available for transfer under the DCA program.
If requested at issue, the DCA will start on the same day of the month as the Issue Date in the second Contract Month. If requested after issue, it will start on the same day of the month as the Issue Date during Contract Month after the request is received. The DCA is not available until the end of the Free Look Period.
You may stop the DCA program at any time by sending us Written Notice. The DCA program will automatically terminate when the source Subaccount does not have sufficient Accumulation Value to fund the DCA transfers. We reserve the right to end the DCA program by sending you and your Advisor one month’s notice. You may not elect a DCA program together with a Portfolio Rebalancing program.
We do not charge any specific fees to participate in a DCA program.

The DCA applies only to the Subaccounts. It is not available for the Cycle Investment Options.

Portfolio Rebalancing
If you elect the Portfolio Rebalancing program, we will automatically reset your Accumulation Value allocated to each Subaccount to percentage levels that you request. If you elect this option, we will transfer amounts among the Subaccounts necessary to “rebalance” the Accumulation Value to your specified percentages. You may direct us to perform the rebalancing on a quarterly, semi-annual, or annual basis.
For example, assume that you want your initial premium payment split between two Investment Portfolios. You want 40% in Investment Portfolio A and 60% in Investment Portfolio B. Hypothetically, over the next 2 1/2 months “A” does very well while “B” performs poorly. At the end of the first quarter, “A” now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in “A” to bring its value back to 40% and use the money to buy more units in “B” to increase those holdings to 60%.
Portfolio rebalancing will occur on the same day of the month as the Issue Date. If the rebalance date does not fall on a Business Day, the rebalancing will be processed on the next Business Day. If you do not select a rebalancing period, we will rebalance your Subaccounts on a quarterly basis. Rebalancing will be based on your most recent investment directions.
Portfolio rebalancing may result in transferring amounts from a Subaccount earning a relatively high return to one earning a relatively low return. Your Accumulation Value must be at least $10,000 to initiate a portfolio rebalancing program. Contact us at our Customer Service Center to elect the portfolio rebalancing program.
Portfolio rebalancing will remain in effect until we receive your written termination request. We will also terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis. We reserve the right to end the portfolio rebalancing program by sending you and your Advisor one month’s notice. You may not elect portfolio rebalancing if you have an active DCA program.
There is no charge for portfolio rebalancing transfers, and rebalancing transfers do not count towards your transfer limits.
Portfolio rebalancing applies only to the Subaccounts. It is not available or the Cycle Investment options.
Death Benefits
If an Owner dies before the Maturity Date and while the Contract is still in force, we will pay a Death Benefit to your designated Beneficiary. The Death Benefit is payable on receipt in Good Order (at our Customer Service Center) of satisfactory proof of the Owner’s death, an election of how the Death Benefit is to be paid, and any other required documents or forms. The amount of the Death Benefit is based on which death benefit option is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
The Contract offers a standard Death Benefit, the Contract Value Death Benefit, at no additional charge. When you purchase the Contract, you may select either the optional Return of Premium Death Benefit or the optional Annual Ratchet Death Benefit for an additional charge if the oldest Owner is younger than Issue Age 76.
Contract Value Death Benefit. The Contract Value Death Benefit will equal the Contract Value as of the Business Day that the Death Benefit is determined. For example, if your Contract Value is $100,000 on the date of death, September 1st , and declines to $90,000 on September 10th, which is the date that our Customer Service Center receives the required documentation in good order, your Death Benefit will equal $90,000. If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the Contract Value and therefore the Contract Value Death Benefit on a dollar-for- dollar basis. You should discuss with your Advisor the impact of deducting Advisory Fees from your Contract Value prior to making an election.
For example, assume you purchase the Contract with an initial premium payment of $100,000, you invest all of your money into the Subaccounts and your investment earns a 5% return each year after the deduction of the Separate Account Annual Expense charge and

Annual Portfolio Expenses. The following table illustrates your Contract Value and Contract Value Death Benefit at the end of each Contract Year based on these assumptions:

Contract Year	Contract Value / Death Benefit if you elect not to deduct Advisory Fees from Contract Value	Contract Value / Death Benefit if you elect to deduct 1.5% annual Advisory Fees from Contract Value
1	$105,000.00	$103,425.00
2	$110,250.00	$106,967.31
3	$115,762.50	$110,630.94
4	$121,550.63	$114,420.05
5	$127,628.16	$118,338.93
6	$134,009.56	$122,392.04
7	$140,710.04	$126,583.97
8	$147,745.54	$130,919.47
9	$155,132.82	$135,403.46
10	$162,889.46	$140,041.03

Any death benefit payment or optional benefit charge deduction attributable to the Cycle Investments and paid prior to the Cycle End Date will be based on the Cycle Investment Unit Value, which is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date.
Return of Premium Death Benefit. The Return of Premium Death Benefit will equal the greater of (i) the Contract Value, or (ii) the sum of your initial premium payment plus any subsequent premium payments, less an adjustment for each Gross Partial Withdrawal. Any Advisory Fees deductions from your Contract Value do not reduce the value of the Return of Premium Death Benefit. Withdrawals, including Lifetime Payments under one of the GLWB Riders, will reduce the value of the Return of Premium Death Benefit, and this reduction may be more, even significantly more, than the amount withdrawn.
The adjustment for Gross Partial Withdrawals will reduce the Death Benefit by the same proportion that the withdrawal reduced the Contract Value, calculated as follows:
Death Benefit after Gross Partial Withdrawal = Death Benefit before Gross Partial Withdrawal * (1 – [Gross Partial Withdrawal Amount] / [Contract Value before Gross Partial Withdrawal])
If the value of the Return of Premium Death Benefit is greater than the Contract Value at the time of the Gross Partial Withdrawal, then the Death Benefit will be reduced by an amount greater than the amount withdrawn.
For example, assume you purchase the Contract with an initial premium payment of $100,000 and make $10,000 in additional premium payments. If you requested a $15,000 withdrawal at a time when the Contract Value is $95,000, the Return of Premium Death Benefit would be reduced from $110,000 to $92,631.58 or a reduction of the Return of Premium Death Benefit by $17,368.42, which is more than the $15,000 amount withdrawn. Alternatively, if you requested a $15,000 withdrawal at a time when the Contract Value is $130,000, the Return of Premium Death Benefit would be reduced from $110,000 to $97,307.69 or a reduction of the Return of Premium Death Benefit by $12,692.31, which is less than the $15,000 amount withdrawn. In each case, if the Contract Value is greater than the Return of Premium Death Benefit on the date the Death Benefit is determined, your Death Benefit will equal the Contract Value (as described in “Contract Value Death Benefit” above).
We assess a charge for the Return of Premium Death Benefit at the end of each calendar quarter at an annual rate of 0.15% of the Benefit Base. This charge is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. The charge will continue to be deducted for the life of the Contract, and you cannot voluntarily terminate the Return of Premium Death Benefit without surrendering or annuitizing your Contract. It is possible that the Return of Premium Death Benefit will be no greater than the Contract Value Death Benefit. There is a risk that any financial return provided by the Return of Premium Death Benefit will ultimately be less than the fees you paid for the benefit.
Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will also reduce your Contract Value.
Annual Ratchet Death Benefit. The Annual Ratchet Death Benefit will equal the greater of (i) the Contract Value, or (ii) the sum of your initial premium payment plus any subsequent premium payments, less an adjustment for each Gross Partial Withdrawal, with the potential for annual “step ups” on each eligible Contract Anniversary. Any Advisory Fees from your Contract Value do not reduce the Annual Ratchet Death Benefit. Withdrawals, including Lifetime Payments under one of the GLWB Riders, will reduce the value of the Annual Ratchet Death Benefit, and this reduction may be more, even significantly more, than the amount withdrawn.
The adjustment for withdrawals will reduce the Death Benefit by the same proportion that the Gross Partial Withdrawal reduced the Contract Value, calculated as follows:
Death Benefit after Gross Partial Withdrawal = Death Benefit before Gross Partial Withdrawal * (1 – [Gross Partial Withdrawal Amount] / [Contract Value before Gross Partial Withdrawal])
If the value of the Annual Ratchet Death Benefit is greater than the Contract Value at the time of the Gross Partial Withdrawal, then the Death Benefit will be reduced by an amount greater than the amount withdrawn.
On each Contract Anniversary before the oldest Owner’s 85th birthday, we compare the Annual Ratchet Death Benefit to your Contract Value. If your Contract Value is greater, the Annual Ratchet Death Benefit will be stepped-up to equal the Contract Value on that Contract Anniversary. Afterwards, the Annual Ratchet Death Benefit will continue to be increased by subsequent premium payments and decreased by withdrawals as described above. Withdrawals (including Lifetime Payments under one of the GLWB Riders) and deductions (including Advisory Fee deductions and deductions for optional benefit charges) will reduce the Contract Value dollar-for-dollar, which reduces the likelihood of increasing the Annual Ratchet Death Benefit through a step up on the Contract Anniversary.
On and after the oldest Owner’s 85th birthday, the Annual Ratchet Death Benefit is no longer eligible to be stepped-up, but it will continue to be adjusted for subsequent premium payments and withdrawals.
For example:
•Assume you purchase the Contract with an initial premium payment of $100,000 at Issue Age 75.
•During the first Contract Year, you make a $10,000 additional premium payment. At the time of the premium payment, your Annual Ratchet Death Benefit is $110,000, which is the sum of your purchase payments.
•At the end of the first Contract Year, your Contract Value has declined to $95,000 due to poor investment performance. Because your Contract Value is lower than the Annual Ratchet Death Benefit, the Annual Ratchet Death Benefit does not step up on this Contract Anniversary. Your Annual Ratchet Death Benefit remains $110,000.
•During the second Contract Year, you request a $15,000 withdrawal at a time when the Contract Value is $95,000. At the time of the withdrawal, the Annual Ratchet Death Benefit is reduced from $110,000 to $92,631.58, or a reduction of the Annual Ratchet Death Benefit by $17,368.42, which is more than the $15,000 amount withdrawn. Alternatively, if you requested a $15,000 withdrawal at a time when the Contract Value was $130,000, the Annual Ratchet Death Benefit would be reduced from $110,000 to $97,307.69, or a reduction of the Annual Ratchet Death Benefit by $12,692.31, which is less than the $15,000 amount withdrawn.
•At the end of the second Contract Year, your Contract Value has increased to $100,000 due to positive investment performance. Because your Contract Value is higher than the Annual Ratchet Death Benefit, the Annual Ratchet Death Benefit is stepped up to $100,000 on this Contract Anniversary.
•Your Annual Ratchet Death Benefit will continue to be increased by additional premium payments at the time of the premium payment, decreased by withdrawals at the time of the withdrawal, and may be stepped up on each Contract Anniversary until the date you turn 85 years old. Each Contract Anniversary on or after your 85th birthday, your Annual Ratchet Death Benefit will no longer be stepped up, even if the Contract Value is greater than the Annual Ratchet Death Benefit.
•In all cases, if the Contract Value is greater than the Annual Ratchet Death Benefit on the date the Death Benefit is determined, your Death Benefit will equal the Contract Value (as described in “Contract Value Death Benefit” above).
We assess a charge for the Annual Ratchet Death Benefit at the end of each calendar quarter at an annual rate of 0.40% of the Benefit Base. This charge is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. The charge will continue to be deducted for the life of the Contract, and you cannot voluntarily terminate the Annual Ratchet Death Benefit without surrendering or annuitizing your Contract. It is possible that the Annual Ratchet Death Benefit will be no greater than the Contract Value Death Benefit. There is a risk that any financial return provided by the Annual Ratchet Death Benefit will ultimately be less than the fees you paid for the benefit.
Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will also reduce your Contract Value.
Designation of your Beneficiary. You name one or more Beneficiaries in your Contract application. A Beneficiary is revocable unless otherwise stated in the Beneficiary designation. You may change a revocable Beneficiary during your lifetime. We must receive a Written Notice (signed and dated) informing us of the change. Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the Written Notice is recorded by us. We will not be liable for any payment made before we receive and accept the Written Notice to change your Beneficiary.
If no primary Beneficiary is living when the Owner dies, the Death Benefit will be paid to the contingent Beneficiary, if any. If no Beneficiary is living when the Owner dies, then we will pay the Death Benefit to the Owner’s estate. If the sole Beneficiary is not the spouse, the surviving joint Owner will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
For non-qualified Contracts, if an Owner dies prior to the Maturity Date, then the Death Benefit must be paid within 5 years of the Owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the Owner). For joint Owners the Death Benefit is paid upon the first death.
If you name your spouse as the Beneficiary and the spouse (1) was married to the deceased Owner, as recognized by Federal law, as of the date of the deceased Owner’s death, and (2) is the sole primary Beneficiary, your surviving spouse may choose to continue the Contract, which will then be treated as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the Death Benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings. If you selected one of the optional Death Benefit riders when you purchased your Contract and your spouse chooses to continue the Contract under spousal continuance, the optional Death Benefit rider will terminate and the charge for the rider will no longer be deducted under the continued Contract. If the applicable Death Benefit is greater than the Contract Value, the Contract Value under the continued Contract will be increased to match the Death Benefit before the rider terminates. The Death Benefit under the continued Contract will be the standard Contract Value Death Benefit.
If you selected one of the optional GLWB Riders when you purchased your Contract and your spouse chooses to continue the Contract under spousal continuance:
•If Lifetime Payments have not yet begun, the GLWB Rider will not terminate and the charge for the rider will continue to be deducted under the continued Contract. The Lifetime Payment Amount will be determined based on your spouse’s age at the time he or she elects to begin Lifetime Payments, and is eligible for any remaining Benefit Base step ups.
•If Lifetime Payments have begun for an individual Covered Person, the GLWB Rider will terminate and the charge for the rider will no longer be deducted under the continued Contract. No further Lifetime Payments will be made.
•If Lifetime Payments have begun for joint Covered Lives, the GLWB Rider will not terminate and the charge for the rider will continue to be deducted under the continued Contract. The Lifetime Payment Amount at the time of spousal continuance will continue to be paid to your spouse in accordance with the terms of the GLWB Rider.
If the sole Beneficiary is not the spouse, the surviving joint Owner, if any, will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
Under a non-qualified Contract, when a Death Benefit is paid on the death of an Owner or a joint Owner and a payment option is selected, the payment option must be an annuity for the life of the Payee or for a period extending no longer than the Payee’s life expectancy, and payments must begin within one year of the date of death. In certain circumstances, required minimum distribution rules for qualified Contracts may require the Death Benefit to be paid out within ten years. See “Federal Tax Status” for more information later in this prospectus.
In the case of multiple primary Beneficiaries, the amount received by each primary Beneficiary will be their proportional share of the Death Benefit as of each primary Beneficiary’s required documentation is in Good Order. If no optional Death Benefit rider is elected, the Death Benefit is the Contract Value at the time we receive the required documentation in Good Order for each primary Beneficiary. If the Return of Premium Death Benefit Rider is elected, the Death Benefit is the greater of the Contract Value and total premium payments, adjusted for withdrawals, determined at the time the first primary Beneficiary claim is in Good Order. Once the greater of the Contract Value and total premium payments, adjusted for withdrawals, is determined, each remaining primary Beneficiary’s proportion of the Death Benefit is subject to the performance of the elected Investment Options until required documentation for their portion of the Death Benefit is in Good Order. If the Annual Ratchet Death Benefit Rider is elected, the Death Benefit is the greater of the Contract Value, total premium payments, adjusted for withdrawals, and the Annual Ratchet Death Benefit, determined at the time the first primary Beneficiary claim is in Good Order. Once the greater of the Contract Value, total premium payments, adjusted for withdrawals, and the Annual Ratchet Death Benefit, is determined, each remaining primary Beneficiary’s proportion of the Death Benefit is subject to the performance of the elected Investment Options until required documentation for their portion of the Death Benefit is in Good Order.

After the date on which we receive an original death certificate or a copy of the death certificate via facsimile, the Beneficiary has the option of transferring the Accumulation Value to the short term Investment Option(s) before the date on which the first complete Death Benefit claim is received. If there are multiple Beneficiaries then they all must join in such a transfer request or the Company will not be able to honor the request.
If the Owner dies on or after income payments have begun, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the Owner’s death. Other rules relating to distributions at death apply to Qualified Contracts.
If any Owner is a non-natural person, the Death Benefit is paid upon the death of the Annuitant.
If joint Owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.
Naming different persons as Owner and Annuitant can affect whether the Death Benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants, and Beneficiaries, and consult your Advisor if you have questions. State premium taxes may be deducted from the Death Benefit proceeds.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Maturity Date or date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.
Guaranteed Living Withdrawal Benefits
When you purchase the Contract, you may select one of the two optional GLWB Riders for an additional charge if the youngest Owner is at least Issue Age 50 and younger than Issue Age 86. The GLWB Riders guarantee you can withdraw the Lifetime Payment Amount each Contract Year regardless of investment performance. The Lifetime Payment Amount is a percentage (the “Lifetime Payment Percentage”) of the value of the GLWB (the “Benefit Base”), calculated as described below.
Lifetime Payments withdrawn while the Contract Value is greater than zero will reduce the Contract Value and are withdrawals of your money. We do not make Lifetime Payments to you out of our general account assets unless your Contract Value is reduced to zero for any reason other than a Gross Partial Withdrawal that exceeds the Lifetime Payment Amount (an “Excess Gross Partial Withdrawal”). It is possible that this will never occur and we will never make Lifetime Payment As to you from our assets. Any amounts paid by us under a GLWB Rider in excess of the Contract Value are subject to our financial strength and claims-paying ability.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal, including withdrawals of your Lifetime Payment Amount, on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a withdrawal is taken on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Lifetime Payments under the GLWB Riders withdrawn from the Cycle Investments prior to the Cycle End Date are subject to the Fair Value calculation and proportional reduction in Cycle Investment Units described above. A GLWB Rider may not be appropriate for you if you intend or need to (i) take Gross Partial Withdrawals before you elect to exercise your GLWB Rider benefits, which may reduce your initial Benefit Base when you choose to begin Lifetime Payments under the rider; or (ii) take Excess Gross Partial Withdrawals after you elect to exercise your GLWB Rider benefits, which will reduce your Benefit Base. A GLWB Rider could be appropriate if you want to have the contingent guarantee in place to continue to receive lifetime income if your Contract Value is reduced to zero from poor investment performance and/or withdrawals that are not Excess Gross Partial Withdrawals. It is possible that this will never occur and we will never make Lifetime Payments to you from our assets. You should discuss with your Advisor before electing a GLWB Rider.
If you elect a GLWB Rider, additional premium payments are only permitted during the first 6 months after Contract issue. This will limit your ability to increase your Contract Value, the value of the GLWB Rider, and the value of the Death Benefit (including the optional Return of Premium Death Benefit or Annual Ratchet Death Benefit) by making additional premium payments.
There are two GLWB Riders available under the Contract: the Contract Value GLWB Rider and the Return of Premium GLWB Rider. Your initial Benefit Base when you begin Lifetime Payments will differ depending on which of these riders you elected when you purchased the Contract (See “Calculating the Benefit Base” below). Each of the GLWB Riders has its own charge that we assess for the life of your Contract (See “GLWB Rider Charge” below). If you are considering purchasing a GLWB Rider, you should carefully compare the features and charges under the GLWB Riders to determine which GLWB Rider is right for you.
Beginning your Lifetime Payments. You may elect to exercise your GLWB Rider and begin Lifetime Payments by submitting a written request to our Customer Service Center. The initial Benefit Base will be established on the date we receive your request in Good Order (the “GLWB Exercise Date”). You may elect Lifetime Payments for a single Covered Person or jointly for you and your spouse. This election cannot be changed. If you elect joint coverage, the Lifetime Payment Percentage will be based on the age of the younger Covered Person and the Lifetime Payment Percentage will be less than the Lifetime Payment Percentage for a single Covered Person.
Withdrawals after you elect to begin Lifetime Payments are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each investment option bears to the total Contract Value. An Excess Gross Partial Withdrawal will reduce the Benefit Base of your GLWB Rider by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation. See “Excess Gross Partial Withdrawals” below for more information about Excess Gross Partial Withdrawals.
Lifetime Payments may be subject to state and federal income taxes, including a tax penalty before age 59 ½.
You should carefully consider when to begin Lifetime Payments. There is a risk that you will not begin taking withdrawals under the GLWB Rider at the most financially beneficial time for you. If you begin taking withdrawals too soon or delay taking withdrawals for too long, you may limit the value of the GLWB Rider. Taking withdrawals early will increase the time in which you will be able to receive Lifetime Payments, but will reduce the Lifetime Payment Amount because the initial Benefit Base is established and the Lifetime Payment Percentage is locked in on the GLWB Exercise Date. Taking withdrawals later will increase the Lifetime Payment Amount because the Lifetime Payment Percentage increases the longer you hold the Contract before beginning Lifetime Payments, but delaying taking withdrawals will shorten the time in which you will be able to receive Lifetime Payments.
Determining the Lifetime Payment Amount. The Lifetime Payment Amount is the maximum amount you may withdraw each Contract Year without reducing your Benefit Base. If you elect to pay Advisory Fees from your Contract Value, this deduction will not count towards your Lifetime Payment Amount for the Contract Year.
On the GLWB Exercise Date, your Lifetime Payment Amount is determined by multiplying your initial Benefit Base by the applicable Lifetime Payment Percentage. The applicable Lifetime Payment Percentage is based on your Issue Age and the increase in your Attained Age since you purchased your Contract. Once you elect to begin Lifetime Payments, your Lifetime Payment Percentage will not change for the life of the Contract. The Lifetime Payment Percentage is set forth in the Rate Sheet Supplement that was in effect when we received your application and initial premium payment for the Contract in Good Order. See “Rate Sheet Supplement Information.”
On each Contract Anniversary after the GLWB Exercise Date, we will calculate the Lifetime Payment Amount for the next Contract Year by multiplying your Benefit Base on that Contract Anniversary (calculated as described below) by your Lifetime Payment Percentage. The Lifetime Payment Amount for a Contract Year is not cumulative; any portion of your Lifetime Payment Amount that you do not withdraw is not added to the next Contract Year’s Lifetime Payment Amount.
For Qualified Contracts, if your RMD is greater than your Lifetime Payment Amount, the Lifetime Payment Amount will be increased to the RMD.
Under certain circumstances, we may increase your Lifetime Payment Amount for a particular Contract Year. See “Health Activated Income Multiplier.”
Calculating the Benefit Base. The initial Benefit Base is established on the GLWB Exercise Date. Your initial Benefit Base will differ depending on which GLWB Rider you elected when you purchased the Contract.
Contract Value GLWB Benefit Base. The initial Benefit Base will equal the Contract Value on the GLWB Exercise Date.
Your initial Benefit Base under the Contract Value GLWB could be less than the total premium payments you have made, even if you have not taken any Gross Partial Withdrawals, as a result of poor investment performance, charges deducted and Advisory Fees paid from your Contract Value from the Issue Date to the GLWB Exercise Date.
On and after the GLWB Exercise Date, the Benefit Base will be reduced for Excess Gross Partial Withdrawals as described under “Excess Gross Partial Withdrawals” below, and may be increased by step ups on each Contract Anniversary as described under “Benefit Base Step Ups” below.
Return of Premium GLWB Benefit Base. The initial Benefit Base will equal the greater of (i) the Contract Value on the GLWB Exercise Date, or (ii) the sum of your premium payments on the GLWB Exercise Date, less an adjustment for each Gross Partial Withdrawal prior to the GLWB Exercise Date. If you elect to pay Advisory Fees from your Contract Value, this deduction will not impact the Return of Premium GLWB Benefit Base. Gross Partial Withdrawals before the Benefit Base is established will reduce the initial Return of Premium GLWB Benefit Base, and this reduction may be more, even significantly more, than the amount withdrawn.
The adjustment for Gross Partial Withdrawals will reduce the initial Return of Premium GLWB Benefit Base by the same proportion that the Gross Partial Withdrawal reduced the Contract Value, calculated as follows:
Return of Premium GLWB Benefit Base after Gross Partial Withdrawal = Return of Premium GLWB Benefit Base before Gross Partial Withdrawal * (1 – [Gross Partial Withdrawal amount] / [Contract Value before Gross Partial Withdrawal])
If the Return of Premium GLWB Benefit Base is greater than the Contract Value at the time of the Gross Partial Withdrawal, then the Return of Premium GLWB Benefit Base will be reduced by an amount greater than the amount withdrawn.
For example, assume you purchase the Contract with an initial premium payment of $100,000 and make $10,000 in additional premium payments. If you requested a $15,000 withdrawal at a time when the Contract Value is $95,000, the withdrawal would reduce the initial Return of Premium GLWB Benefit Base from $110,000 to $92,631.58 or a reduction of the initial Return of Premium GLWB Benefit Base by $17,368.42, which is more than the $15,000 amount withdrawn. Alternatively, if you requested a $15,000 withdrawal at a time when the Contract Value is $130,000, the withdrawal would reduce the initial Return of Premium GLWB Benefit Base from $110,000 to $97,307.69 or a reduction of the initial Return of Premium GLWB Benefit Base by $12,692.31, which is less than the $15,000 amount withdrawn. In each case, if the Contract Value is greater on the GLWB Exercise Date, your initial Benefit Base will equal the Contract Value.
Even if you do not take any Gross Partial Withdrawals prior to the GLWB Exercise Date, it is possible your initial Benefit Base under the Return of Premium GLWB Rider will be no greater than the initial Benefit Base you would have received under the Contract Value GLWB Rider, for which a lower charge is assessed. If your Contract Value is greater than the Return of Premium GLWB Benefit Base on the GLWB Exercise Date, your initial Benefit Base will equal the Contract Value and you will have paid a higher charge without receiving a higher initial Benefit Base. You will remain subject to the higher charge for the Return of Premium GLWB Rider for the life of the Contract, even if your initial Benefit Base established on the GLWB Exercise Date is no greater than the Contract Value.
On and after the GLWB Exercise Date, the Benefit Base will be reduced for Excess Gross Partial Withdrawals as described under “Excess Gross Partial Withdrawals” below, and may be increased by step ups on each Contract Anniversary as described under “Benefit Base Step Ups” below.
Excess Gross Partial Withdrawals. On and after the GLWB Exercise Date, the Benefit Base will not be reduced by Gross Partial Withdrawals, provided your aggregate Gross Partial Withdrawals during the Contract Year do not exceed the Lifetime Payment Amount for that Contract Year. Aggregate Gross Partial Withdrawals during any Contract Year that exceed the Lifetime Payment Amount are “Excess Gross Partial Withdrawals.” An Excess Gross Partial Withdrawal will reduce the Benefit Base by the same proportion that the Excess Gross Partial Withdrawal reduced the Contract Value, which may be more, even significantly more, than the amount withdrawn and may terminate the rider. This reduction is calculated as follows:
Benefit Base after Excess Gross Partial Withdrawal = Benefit Base before Excess Gross Partial Withdrawal * (1 – [Excess Gross Partial Withdrawal amount] / [Contract Value after reduction for any portion of Gross Partial Withdrawal up to the Lifetime Payment Amount but before any Excess Gross Partial Withdrawal amount])
For example, assume the Benefit Base is $110,000 and the Lifetime Payment Amount for the Contract Year is $10,000. You request a $15,000 withdrawal at a time when the Contract Value is $100,000. The first $10,000 of your withdrawal is your Lifetime Payment Amount and is not an Excess Gross Partial Withdrawal. This portion of the withdrawal reduces your Contract Value to $90,000, but does not affect your Benefit Base. The remaining $5,000 of the withdrawal is an Excess Gross Partial Withdrawal. The Excess Gross Partial Withdrawal will reduce your Contract Value to $85,000, a dollar-for-dollar reduction, but it will reduce your Benefit Base from $110,000 to $103,888.89, or a reduction of the Benefit Base by $6,111.11, which is more than the $5,000 Excess Gross Partial Withdrawal amount. On the next Contract Anniversary when your Lifetime Payment Amount for that Contract Year is determined, your Lifetime Payment Amount will be lower because your Benefit Base is lower.
Withdrawals after you elect to begin Lifetime Payments are taken pro-rata across all investments, including the Cycle Investments and the Default Account, in the same proportion that each investment option bears to the total Contract Value. If you take an Excess Gross Partial Withdrawal on any day prior to the Cycle End Date of your Cycle Investments, you could significantly reduce or eliminate your Benefit Base. This is because prior to the Cycle End Date, the Cycle Investment Value is based on the Fair Value, which will fluctuate during the Cycle Term. See “Valuation of a Cycle Investment” for more information about the Fair Value calculation.
Benefit Base Step Ups. On each Contract Anniversary after the GLWB Exercise Date, we compare the Benefit Base to your Contract Value. If your Contract Value is greater, the Benefit Base will be stepped up to equal the Contract Value on that Contract Anniversary. Withdrawals (including Lifetime Payments) and deductions (including Advisory Fee deductions and deductions for optional benefit charges) will reduce the Contract Value dollar-for-dollar, which reduces the likelihood of increasing the Benefit Base through a step up on the Contract Anniversary.
Effect of Contract Value falling to Zero. If your Contract Value is reduced to zero for any reason before the GLWB Exercise Date, the GLWB Rider will terminate without value. After the GLWB Exercise Date, if your Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal (i.e., due to poor investment performance or the deduction of charges, including Advisory Fee deductions), then we will continue to pay the Lifetime Payment Amount from our general account assets each year until the death of the Covered Person(s). At that time, the GLWB Rider Charge will no longer be assessed. If your Contract Value is reduced to zero after the GLWB Exercise Date as a result of an Excess Gross Partial Withdrawal, the GLWB Rider will terminate without value.
Contract Value GLWB Rider Example. You purchase the Contract at age 65 with a $100,000 initial premium payment and elect the Contract Value GLWB Rider. Under the Rate Sheet Supplement in effect at the time we received your application and initial premium payment in Good Order, the Lifetime Payment Percentage for a Single Covered Person based on Issue Age 65 is 5.00%, and the Lifetime Payment Percentage increase for each Attained Age after Contract Issue before Lifetime Payments is 0.125%. At Attained Age 75 (10 Attained Age increases later), you elect to begin withdrawing Lifetime Payments by submitting a written request to our Customer Service Center at a time when your Contract Value is $165,000. Your initial Benefit Base will also be $165,000. Your Lifetime Payment Percentage will be 6.25% (which is 5.00% plus 0.125% for each of the 10 Attained Age increases before you elected to begin Lifetime Payments). Your Lifetime Payment Amount for that Contract Year will be $10,312.50(which is your $165,000 Benefit Base multiplied by your 6.25% Lifetime Payment Percentage). On your next Contract Anniversary, your Contract Value has increased to $173,000. Because your Contract Value is greater than your Benefit Base, your Benefit Base is stepped up to equal your Contract Value. Your Lifetime Payment Amount for the next Contract Year will be $10,812.50 (which is your new $173,000 Benefit Base multiplied by your 6.25% Lifetime Payment Percentage). As long as your cumulative withdrawals during a Contract Year do not exceed your Lifetime Payment Amount for that Contract Year, your Benefit Base will never be reduced. If your Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal, we will pay the Lifetime Payment Amount from our general account assets each year until your death.
Return of Premium GLWB Rider Example. You purchase the Contract at age 65 with a $100,000 initial premium payment and elect the Return of Premium GLWB Rider. Under the Rate Sheet Supplement in effect at the time we received your application and initial premium payment in Good Order, the Lifetime Payment Percentage for a Single Covered Person based on Issue Age 65 is 5.00%, and the Lifetime Payment Percentage increase for each Attained Age after Contract Issue before Lifetime Payments is 0.125%. At Attained Age 75 (10 Attained Age increases later), you elect to begin withdrawing Lifetime Payments by submitting a written request to our Customer Service Center at a time when your Contract Value is $90,000. Because your Contract Value is lower you’re your total premium payments, your initial Benefit Base will be $100,000. Your Lifetime Payment Percentage will be 6.25% (which is 5.00% plus 0.125% for each of the 10 Attained Age increases before you elected to begin Lifetime Payments). Your Lifetime Payment Amount for that Contract Year will be $6,250 (which is your $100,000 Benefit Base multiplied by your 6.25% Lifetime Payment Percentage). On your next Contract Anniversary, your Contract Value has increased to $110,000. Because your Contract Value is greater than your Benefit Base, your Benefit Base is stepped up to equal your Contract Value. Your Lifetime Payment Amount for the next Contract Year will be $6,875 (which is your new $110,000 Benefit Base multiplied by your 6.25% Lifetime Payment Percentage). As long as your cumulative withdrawals during a Contract Year do not exceed your Lifetime Payment Amount for that Contract Year, your Benefit Base will never be reduced. If your Contract Value is reduced to zero for any reason other than an Excess Gross Partial Withdrawal, we will pay the Lifetime Payment Amount from our general account assets each year until your death.
Effect of Owner Death. If you name your spouse as the Beneficiary and the spouse (1) was married to the deceased Owner, as recognized by Federal law, as of the date of the deceased Owner’s death, and (2) is the sole primary Beneficiary, your surviving spouse may choose to continue the Contract, which will then be treated as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance:
•If Lifetime Payments have not yet begun, the GLWB Rider will not terminate and the charge for the rider will continue to be deducted under the continued Contract. The Lifetime Payment Amount will be determined based on your spouse’s age at the time he or she elects to begin Lifetime Payments, and is eligible for any Benefit Base step ups.
•If Lifetime Payments have begun for an individual Covered Person, the GLWB Rider will terminate and the charge for the rider will no longer be deducted under the continued Contract. No further Lifetime Payments will be made.
•If Lifetime Payments have begun for joint Covered Lives, the GLWB Rider will not terminate and the charge for the rider will continue to be deducted under the continued Contract. The Lifetime Payment Amount at the time of spousal continuance will continue to be paid to your spouse in accordance with the terms of the GLWB Rider.
Rate Sheet Supplement Information. The Rate Sheet Supplement contains the current Lifetime Payment Percentages for the GLWB Riders applicable to Contracts purchased while that Rate Sheet Supplement remains in effect. In order to receive the Lifetime Payment Percentages in any particular Rate Sheet Supplement, we must receive your application and initial premium payment in Good Order during the effective period for that Rate Sheet Supplement. .
You should not purchase a GLWB Rider without first obtaining the applicable Rate Sheet Supplement. The current Rate Sheet Supplement is available (i) through your Advisor, (ii) by contacting us at 833-492-0022, (iii) on our website at https://www.midlandnational.com/midlandadvisory, or (iv) at www.sec.gov under File No. 333-262682. We will file a new Rate Sheet Supplement at least 10 Business Days in advance of the effective date of the new rates. The Lifetime Payment Percentages from all superseded Rate Sheet Supplements can be found in Appendix D. The Lifetime Payment Percentage applicable to you is set forth in the Rate Sheet Supplement in effect when we receive your application and initial premium payment in Good Order. If we receive your application and initial premium payment in Good Order and a different Rate Sheet Supplement is in effect from the one that was in effect when you signed your application:
•If the subsequent Rate Sheet Supplement has lower Lifetime Payment Percentages than the Rate Sheet Supplement that was in effect when you signed your application, we will inform you and your Advisor and request confirmation that you accept the lower Lifetime Payment Percentages then in effect. You or your Advisor may also instruct us to issue the Contract without the GLWB Rider.
•If the subsequent Rate Sheet Supplement has higher Lifetime Payment Percentages than the Rate Sheet Supplement that was in effect when you signed your application, we will issue your Contract with the GLWB Rider at the higher Lifetime Payment Percentages then in effect.
Once your Contract and GLWB Rider are issued, the Lifetime Payment Percentage applicable to you will not change for the life of your Contract. Please refer to Appendix D for Lifetime Payment Percentages that apply to applications received before the current Rate Sheet Supplement was in effect.
Health Activated Income Multiplier. After the 2nd Contract Anniversary, the Health Activated Income Multiplier feature can increase your Lifetime Payment Amount in a particular Contract Year if one of the Covered Person(s) is unable to perform two of the following six activities of daily living for at least 90 consecutive calendar days: bathing, continence, dressing, eating, toileting, and transferring (moving into or out of a bed, chair or wheelchair). The Covered Person must have been able to perform all six activities on the Contract Issue Date, and you must provide us with proof of eligibility from a qualified physician satisfactory to us, which eligibility must be re-established on applicable Contract Anniversaries. You may elect the Health Activated Income Multiplier by sending Written Notice to our Customer Service Center in Good Order on or after the GLWB Exercise Date.
The Health Activated Income Multiplier may be elected over multiple non-consecutive Contract Years, up to a maximum of five Contract Years. Each time the Health Activated Income Multiplier is elected, all of the eligibility requirements must be met. If the eligibility requirements are no longer met or if you do not elect to use the Health Activated Income Multiplier during the next Contract Year, the Health Activated Income Multiplier will cease.

For any Contract Year in which the Health Activated Income Multiplier is elected, the Lifetime Payment Amount for that Contract Year (calculated as described above) will be multiplied by two. You may take Lifetime Payment Amounts in that Contract Year up to the doubled amount without triggering an Excess Gross Partial Withdrawal and reducing your Benefit Base.
For example, assume that in Contract Year 5, your Lifetime Payment Amount is $10,000. As a result of a health condition, you become unable to bath or dress yourself for 90 consecutive calendar days and elect the Health Activated Income Multiplier. You are then able to take Lifetime Payments up to $20,000 in that Contract Year without triggering an Excess Gross Partial Withdrawal and reducing your Benefit Base. Your health improves and on the next Contract Anniversary, you are able to dress or bath yourself again. At this time, you are no longer eligible for the Health Activated Income Multiplier for the next Contract Year, and you will only be able to take Lifetime Payments up to $10,000 without triggering an Excess Gross Partial Withdrawal and reducing your Benefit Base. If, in the future, your health became impaired for 90 consecutive calendar days again, you could elect the Health Activated Income Multiplier up to four more times, provided you remained eligible.
GLWB Rider Charge. We assess a charge for the GLWB Rider at the end of each calendar quarter. This charge is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. The charge will continue to be deducted for the life of the Contract, even if you never elect to begin receiving Lifetime Payments, and you cannot voluntarily terminate the GLWB rider without surrendering or annuitizing your Contract. We will not refund the charges you have paid even if you never choose to begin Lifetime Payments or never receive any Lifetime Payments paid out of our general account assets. There is a risk that any financial return provided by the GLWB Rider will ultimately be less than the fees you paid for the benefit.
Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will also reduce your Contract Value.
The charge for the Contract Value GLWB Rider is an annual rate of 0.95% of the Benefit Base. The charge is assessed quarterly.
The charge for the Return of Premium GLWB is an annual rate of 1.15% of the Benefit Base. The charge is assessed quarterly. If you elect the Return of Premium GLWB Rider, this charge will be assessed for the life of the Contract, even if your initial Benefit Base established on the GLWB Exercise Date is no greater than the Contract Value.
CHARGES, FEES AND ADJUSTMENTS
Transaction Expenses
Transfer Fee. We reserve the right to charge $15 per transfer for transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract year. We do not currently assess this fee. If assessed, this fee will be deducted from the amount that is transferred prior to the allocation to the new Investment Option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs. We will not charge for any transfers of initial or additional premium payments that include allocation instructions for the next Cycle Start Date.
Transfer fees deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will reduce your Contract Value.
Annual Contract Expenses
Separate Account Annual Expenses. We call this charge the Base Contract Expenses in the “Important Information You Should Consider About the Contract” and the “Fee Table” sections earlier in this prospectus.
The Separate Account Annual Expenses are composed of a mortality and expense risk charge currently assessed at an annual rate of 0.15% and an administrative fee currently assessed at an annual rate of 0.10% of your Accumulation Value. We deduct the charges on a daily basis through the calculation of the Accumulation Unit Value of the Subaccounts including the Default Account. This charge is not applied to Contract Value in the Cycle Investments.
The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the Annuitant or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract. This assures you that neither the longevity of the Annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the Annuitant will receive under the Contract. Our obligation, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur. The administration fee covers record keeping and other expenses we incur maintaining the Contracts.
The level of the charges is guaranteed for the life of the Contract and may not be increased after the Contract is issued. We expect to profit from these charges and may use the profit for any purpose including paying distribution expenses.
Investment Portfolio Charges
The Investment Portfolios impose management fees and other charges that are deducted from Investment Portfolio assets. The fees and expenses assessed by each Investment Portfolio will vary. See the Investment Portfolio prospectus for more information.
If an Investment Portfolio imposes liquidity fee or redemption fee on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), the fee will be passed through and charged to the applicable Owner.
Optional Benefit Rider Charges
If you select one or more optional benefit riders available for an additional charge, we deduct the charge(s) for the benefit(s) at the end of each calendar quarter. The charge(s) is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. The charge(s) will continue to be deducted for the life of the Contract.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will also reduce your Contract Value.
It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract..
State Premium Taxes
The Company reserves the right to deduct on full surrender, death, or the Maturity Date a charge for any state premium taxes levied by a state or any other government entity. State premium taxes vary based on your state of residence and currently range from 0% to 3.5%. State premium taxes are subject to change.

Other Taxes
At the present time, we do not deduct any charges for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to the Registered Separate Account or to the Contracts. We reserve the right to impose a charge for any such tax.

Adjustments for Fair Value
Before the end of a Cycle Term for a Cycle Investment we determine the Cycle Investment Unit Value that is used to calculate your Cycle Investment Value in the Cycle Investment by making an adjustment based on its Fair Value, which may be lower than your principal invested in the Cycle Investment. The Floor Rate or the Buffer Rate do not apply when we calculate the Fair Value. This means that under extreme conditions, you can lose up to 100% of your principal invested in a Cycle Investment if certain transactions occur prior to the Cycle End Date. The following transactions prior to the Cycle End Date will result an adjustment based on Fair Value:
•you make a withdrawal (including Lifetime Payments under the GLWB riders, withdrawals to pay Advisory Fees, systematic withdrawals and required minimum distributions);
•you transfer Contract Value from the Cycle Investment to the Subaccounts;
•you surrender the Contract;
•you annuitize the Contract; or
•a death benefit becomes payable.
The Fair Value of a Cycle Investment is determined by the Fair Value Calculation Agent as of the end of each Cycle Business Day. The Fair Value reflects the current value of certain financial instruments. These financial instruments are intended to provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate or Participation Rate and subject to the Floor Rate or Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations. On each Business Day prior to the Cycle End Date, we will use the Fair Value for each Cycle Investment, as provided by the Fair Value Calculation Agent, to calculate the Fair Value per Cycle Investment Unit outstanding.See the Statement of Additional Information for more information about the Fair Value calculation, including examples illustrating its operation.
If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
The adjustment for Fair Value is not a fee or charge that is provided in consideration for any specific Contract features. The Fair Value of a Cycle Investment is related to the value of the derivative assets that we may hold in support of our financial obligations under the Contract. The use of the Fair Value shifts risk from us to investors in the Contract, protecting us from losses on those derivative assets when amounts are withdrawn or otherwise removed from a Cycle Investment prior to end of a Cycle Term.
You can obtain the Cycle Investment Unit Values for the Cycle Investments in which you invest by calling (833) 492-0022. This value can fluctuate daily, and the current value quoted may differ from the actual Cycle Investment Unit Value at the time of a transaction.
ADVISORY FEES DEDUCTED FROM CONTRACT VALUE
Your Advisor may charge an Advisory Fee for their asset management and/or investment advisory services. The Company is not a party to the Advisory Fee. The Advisory Fee that your Advisor charges you, if any, is solely between you and your Advisor, and is in addition to the fees and expenses described above. However, the Company allows you to have your Advisor’s Advisory Fee deducted from your Contract Value, up to a maximum of 1.5% of your Contract Value annually.
You may choose to pay the Advisory Fee directly from a separate source or from your Contract Value. For the Advisory Fee to be paid from your Contract Value, your Advisor must send a written request to our Customer Service Center in Good Order authorizing the deduction and we will allow such deduction up to a maximum of 1.5% of your Contract Value annually.
Generally, we will not treat the Advisory Fee deducted from your Contract Value as a taxable withdrawal. This is because in a series of recent private letter rulings (“PLRs”), the IRS has recognized that investment advisor fees paid out of Contract Value will, in certain circumstances and subject to conditions, not be treated as taxable distributions from a Non-Qualified Contract, will not be taxable to the Contract Owner, are not be reportable to the IRS as distributions from the Contract and are not subject to the 10% tax penalty for Contract Owners who are under age 59 1⁄2. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. Accordingly, advisory fees will be treated as non-taxable distributions for reporting purposes by the Company. However, these rulings generally only can be relied upon by the taxpayers who obtained them, and the IRS is not bound by these rulings with respect to your tax treatment under your Contract. Regardless of how we treat the deduction of Advisory Fees for tax reporting purposes, there is a risk that federal and state taxing authorities may determine that these deductions are subject to federal and state income taxes, including a 10% tax penalty if you are under age 59 1⁄2. In all events, we will administer the Contract to comply with these PLRs and any other federal tax requirements. Please see “Federal Tax Status – Advisory Fees” for more information about the tax consequences of deducting Advisory Fees from your Contract Value.
In order to comply with the requirements of these PLRs, your Advisory Fee arrangement must meet the following conditions:
•    You must provide us with a written authorization that sets forth the amount of the Advisory Fees and the frequency with which the Advisory Fees should be deducted from your Contract Value and paid to your Advisor.
•    The Advisory Fees must be determined in an arms-length transaction between you and your Advisor.
•    The Advisory Fees may not exceed an amount equal to an annual rate of 1.5% of the Contract Value determined at the time and in the manner provided by the fee authorization, but in all events based on the Contract Value during the period to which the Advisory Fees relate.
•    The Advisory Fees must be used to compensate your Advisor only for investment advice provided to you in connection with the Contract and not for any other services or accounts.
•    During any period for which the Advisory Fee deduction is authorized, the Advisory Fees subject to such authorization must be paid solely from your Contract Value and you, as the Contract Owner, may not pay such Advisory Fees directly to the Advisor from any other accounts or assets nor can you direct the payment of fees for any other purpose or to any other person.
For more information about the tax consequences of Advisory Fees, please see “Federal Tax Status – Advisory Fees.” You should consult with a tax advisor regarding the tax treatment of paying Advisory Fees from your Contract Value.
Once you authorize Advisory Fees to be deducted from your Contract Value, we will continue to make such payments unless you or your Advisor instruct us to terminate such payment. You may instruct us to terminate the Advisory Fee authorization at any time by sending a written request to our Customer Service Center in Good Order.
You may authorize the deduction of Advisory Fees from (1) all of the Subaccounts on a pro-rata basis, (2) a single Subaccount of your choosing or (3) all investments, including the Cycle Investments, on a pro-rata basis. If you authorize the deduction of Advisory Fees but do not specify a source, the Advisory Fee deductions will be taken pro-rata from the Subaccounts only. If you do not have any investment in the Subaccounts, the Advisory Fee deductions will be taken pro-rata across the Cycle Investments.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. Under both these scenarios, this means on any day prior to the Cycle End Date, if you take a withdrawal from a Cycle Investment (including a withdrawal to pay Advisory Fees), it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this would always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with your Advisor before authorizing Advisory Fees to be deducted from the Cycle Investments prior to the Cycle End Date.
Any reductions in Contract Value, including reduction to the payment of Advisory Fees, will reduce the amount available to be applied to an annuity payout option when you annuitize your Contract. Currently, income payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. If the deduction of Advisory Fees reduces your Contract Value below these thresholds, your options will be limited to receiving your remaining Contract Value in one lump sum. Because the standard Contract Value Death Benefit under the Contract is equal to your Contract Value, the deduction of the Advisory Fee from your Contract Value will also reduce the Contract Value Death Benefit. The deduction of Advisory Fees is not treated as a withdrawal for purposes of any of the optional benefit riders available under the Contract. This means that Advisory Fee deductions will not reduce the value of the optional Death Benefit riders (the Return of Premium Death Benefit and the Annual Ratchet Death Benefit) or the Benefit Base of the optional GLWB riders (the Contract Value GLWB and the Return of Premium GLWB). However, because the deduction of Advisory Fees reduces the Contract Value, it will reduce the likelihood of increasing the Annual Ratchet Death Benefit or the Benefit Base of a GLWB rider through a step up on the Contract Anniversary.
MATURITY DATE
The Maturity Date is the date on which income payments will begin under the annuity option you have selected. The earliest possible Maturity Date under the Contract is the first Contract Anniversary at which time you may Annuitize your full Contract Value (less any state premium taxes). The maximum Maturity Date is the Contract Anniversary immediately following the Annuitant’s 115th birthday. You may change the Maturity Date to an earlier Contract anniversary by sending Written Notice to our Customer Service Center. We must receive your Written Notice at least 30 days prior to the original Maturity Date. Any optional death benefit you have elected will terminate without value on the Maturity Date. If you elected an optional GLWB Rider and Lifetime Payments have begun, your GLWB Rider will not terminate and your benefits under the GLWB Rider will continue until the death(s) of the Covered Person(s). If you elected an optional GLWB Rider and Lifetime Payments have not yet begun, you may choose to begin Lifetime Payments on the Maturity Date or you may purchase a Single Pay Immediate Annuity (“SPIA”) with your Contract Value. The selection of a Maturity Date at the Annuitant’s advanced age could have tax consequences so you should consult a tax adviser.
If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the Maturity Date you may:
1.    take the Contract Value, less any state premium tax, in one lump sum, or
2.    convert the Contract Value, less any state premium tax, into an annuity payable to the Payee under one of the payment options as described below.
Electing an Income Payment Option
You may apply Contract Value (less any state premium taxes) to an annuity payment option after the 1st Contract Year. During the 1st Contract Year, you may elect to apply the Contract Value (less any state premium taxes) to any annuity payment option. Unless you choose otherwise, on the Maturity Date your Contract Value (less any state premium taxes) will be applied to a 10 year certain and life fixed annuity payment option. The first monthly annuity payment will be made within one month after the Maturity Date.
Only fixed payment options are available. Variable payment options are not available under this Contract. Fixed payment options are obligations of our General Account and are subject to our claims-paying ability.
Currently, income payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. We reserve the right to change the payment frequency so that payments are at least $100.
The Annuitant’s actual age at the time of Annuitization will affect each Payment Amount for annuity payment options involving life income. The amount of each annuity payment to older Annuitants will be greater than for younger Annuitants because payments to older Annuitants are expected to be fewer in number. For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
The Payee or any other person who is entitled to receive payments may name a Beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the Beneficiary at any time.
Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:
•    rules on the minimum amount we will pay under an option;
•    minimum amounts for installment payments, surrender or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment);
•    the naming of people who are entitled to receive payment and their Beneficiaries; and
•    our requirements for proof of age, gender, and survival.
You must elect the payment option at least 30 days before the Maturity Date.
If your Contract is a Qualified Contract, not all of the payment options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing such an option.
Fixed Payment Options
Payments under the fixed options are not affected by the investment experience of any Investment Option. The Contract Value (less any state premium taxes) as of the Maturity Date will be applied to the fixed option selected. We guarantee interest under the fixed options at a rate of 1.00% a year. We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at our complete discretion). Thereafter, interest or payments are fixed according to the annuity option chosen.
Income Payment Options
The following four payout options are available:
1.    Income for Specified Period: We pay installments for a specified period of 5 to 20 years. We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at our discretion). This option may not satisfy required minimum distribution rules for qualified Contracts. Consult a tax advisor before electing this option under a qualified Contract. However, by current Company practice we may offer other options.
2.    Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years.
3.    Payment of Life Income: We will pay monthly income for the life of a single Annuitant. Joint Annuitants are permissible only under the Joint and Survivor Income option. Under the Payment of Life Income option, you may choose from 1 of 2 ways to receive the income:
a.    Life Annuity: We will pay monthly income for life. With a life annuity payment option, payments will only be made as long as the Annuitant is alive. Therefore, if the Annuitant dies after the first payment, then only one payment will be made and if the Annuitant dies before the first payment then no payments will be made.
b.    Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the Annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice we may offer other options.
4.    Joint and Survivor Income: We will make monthly payments until the last surviving Payee’s death. Therefore, if both Payees die after the first payment, then only one payment will be made and if the both Payees die before the first payment then no payments will be made.. The Annuitant must be at least 50 years old and the Joint Annuitant/Payee must be at least 45 years old at the time of the first monthly payment.
FEDERAL TAX STATUS
Introduction
NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of Ownership or receipt of distributions under the Contract. You should consult your own tax advisor about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General
Deferred annuities are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.
Simply stated, these rules provide that generally you will not be taxed on the Gain, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or non-qualified (discussed below).
You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.
When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the Contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the Contract Value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax advisor.
Qualified and Non-Qualified Contracts
If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Qualified Contracts are issued in connection with the plans listed below. There is additional information about qualified Contracts in the SAI.
•    Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity. Distributions from an IRA are generally subject to tax and, if made before age 59 1/2, may be subject to a 10% penalty tax.
•    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to current tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.
Minimum Distribution Rules and Eligible Rollover Distributions
Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. Consult with and rely upon your tax advisor. In addition, not all income options will always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing an income option. Please refer to the SAI for detailed information on when distributions must begin from qualified Contracts and how Death Benefit proceeds must be distributed.
Diversification and Distribution Requirements
The Internal Revenue Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The annuity must also meet certain distribution requirements at the death of the Annuitant or an Owner in order to be treated as an annuity Contract. These diversification and distribution requirements are discussed in the SAI. Midland National may modify the Contract to attempt to maintain favorable tax treatment.

Owner Control
In certain circumstances, a variable Contract Owner may be considered the Owner of the assets of a segregated account, such as the Registered Separate Account, if the IRS deems the Owner to possess “Ownership” in those assets, such as the ability to exercise investment control over the assets. If the Contract Owner is deemed to have “investor control” over the underlying Investment Options, then the Contract Owner will be taxed currently on income and recognized gains under the Contract. The IRS has issued Revenue Ruling 2003-91 providing a safe harbor when the facts of the ruling are present. The ruling goes on to state that whether a Contract Owner has sufficient investor control over the assets depends on the facts and circumstances. Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.
Surrenders and Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the Contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Withdrawals from Non-Qualified Contracts to pay third party registered investment advisor fees may be treated as taxable withdrawals. Consult a tax advisor. Different rules apply for annuity payments and under Qualified Contracts. See “Annuity Payments” below.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of your non-deductible premium payments. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.
The Internal Revenue Code also provides that surrendered gain may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:
•    paid on or after the taxpayer reaches age 59 1/2;
•    paid after an Owner dies;
•    paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
•    paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
•    paid under an immediate maturity; or
•    which come from premium payments made prior to August 14, 1982.
Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.
Advisory Fees
Generally, we will not treat Advisory Fees deducted from your Contract Value as taxable withdrawals if certain conditions are met. The IRS has issued a series of private letter rulings (“PLRs”) concluding that the payment of investment advisor fees to an investment advisor out of Contract Value will, in certain circumstances and subject to conditions, not be treated as taxable distributions from Non-Qualified Contracts, will not be taxable to the Contract Owner, are not reportable to the IRS as distributions from the Contract and are not subject to the 10% early withdrawal tax by Contract Owners who are under age 59 1⁄2. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. Accordingly, advisory fees will be treated as non-taxable distributions for reporting purposes by the Company. In order to comply with the PLR, all of the following requirements must be met:
•    The Contract is designed for Contract Owners who will receive ongoing investment advice from an investment advisor who is appropriately licensed and in the business of providing investment advice;
•    The Contract Owner authorizes Advisory Fees to be paid periodically to the investment advisor from the Contract’s cash value;
•    The Advisory Fees will be determined based on an arms-length transaction between the Contract Owner and investment advisor;
•    The Advisory Fees will not exceed an amount equal to an annual rate of 1.5% of the Contract’s cash value determined at the time and in the manner provided by the fee authorization, but in all events based on the cash value during the period to which the Advisory Fees relate;
•    The Advisory Fees will compensate the investment advisor only for investment advice that the investment advisor provides to the Contract Owner with respect to the Contract and not for any other services or accounts;
•    While the fee agreement is in place, the Contract will be solely liable for the payment of Advisory Fees directly to the investment advisor;
•    The Contract Owner may not pay the Advisory Fees to the investment advisor from any other accounts or assets nor can the Contract Owner direct the payment of fees for any other purpose or to any other person; and
•    The investment advisor will not receive a commission for the sale of the Contract.
However, it is important to note that PLRs generally can be relied upon only by the taxpayers who obtained them and the IRS is not bound by this ruling with respect to your tax treatment under the Contract. In addition, it is unclear how an Advisory Fee in excess of the 1.5% limit will be treated by the IRS. We will report the amount of any Advisory Fee in excess of 1.5% to the IRS as a taxable distribution.
You should consult a tax adviser regarding the tax treatment of deducting Advisory Fees from your Contract Value and consider whether paying such Advisory Fees from a separate source is more appropriate for you.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Midland National (or its affiliates) to the same Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Withholding
Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.
Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the Contract” on the Maturity Date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.
If, after Annuitization, annuity payments stop because an Annuitant has died, the excess (if any) of the “investment in the Contract” as of the Annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.
Partial Annuitization
If part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract are intended to qualify for this “partial Annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Investment Income Surtax
Distributions from non-qualified annuity Contracts will be considered “investment income” for purposes of the investment income tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Definition of Spouse under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations
The discussion above provided general information regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign Owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity Contract purchase.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of the Annuitant (only if the Owner is a non-natural person) or an Owner. Generally, such amounts should be includable in the income of the recipient:
•    if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
•    if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchange of Contracts
A transfer of Ownership or absolute assignment of a Contract, the designation of an Annuitant or Payee or other Beneficiary who is not also the Owner, the selection of certain Maturity Date, or a change of Annuitant, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.
Transfers of Non-Qualified Contracts for less than full and adequate consideration by the Owner at the time of such transfer, will trigger taxable income on the Gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Owner’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult with and rely on an estate planning advisor for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION
THE REGISTERED SEPARATE ACCOUNT
Registered Separate Account. The Midland National Life Separate Account C invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. The Registered Separate Account was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.
We are the legal owner of all assets held in the Registered Separate Account and use the assets to support your Contract and other variable annuity Contracts. We may permit charges owed to us to stay in the Registered Separate Account. Thus, we may also participate proportionately in the Registered Separate Account. These accumulated amounts belong to us and we may transfer them from the Registered Separate Account to our General Account. The assets in the Registered Separate Account equal to the reserves and other liabilities of the Registered Separate Account may not be charged with liabilities arising out of our other business. The obligations under the Contracts are our obligations. The income, gains and losses (realized and unrealized) of the Registered Separate Account are credited to or charged against the Registered Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one Subaccount of the Registered Separate Account may be liable for claims relating to the operations of another Subaccount.
Our Right to Change How We Operate the Registered Separate Account.
We have the right to modify how we operate the Registered Separate Account. In making any changes, we may not seek approval of Owners (unless approval is required by law). We have the right to:
•    add Investment Options to, or remove Investment Options from our Registered Separate Account;
•    combine two or more Subaccounts;
•    withdraw assets relating to our variable annuities from one Subaccount and put them into another. However, if required, we would first seek approval from the Securities and Exchange Commission;

•    eliminate an Investment Portfolio’s shares and substitute shares of another Investment Portfolio or another open-end, registered investment company. This may happen if the Investment Portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the Investment Portfolio is inappropriate in view of the Registered Separate Account’s purposes. However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;
•    end the registration of our Registered Separate Account under the Investment Company Act of 1940;
•    operate our Registered Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and
•    operate our Registered Separate Account or one or more of the Subaccounts in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.
If any changes are made that result in a material change to any Subaccount, then you will be notified. We may, for example, cause the Subaccount to invest in another mutual fund other than or in addition to the current Investment Portfolios.
If you are enrolled in a dollar cost averaging, automatic rebalancing or a comparable program when an underlying Investment Portfolio merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your Accumulation Value invested in such Subaccounts will be transferred automatically to the designated surviving Subaccount, in the case of mergers; the replacement Subaccount, in the case of substitutions; and in the Default Account in the case of liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving Subaccount, the replacement Subaccount or the Default Account, as the case may be, for any continued and future transfers or premium payments.
If you want to transfer the amount in a Subaccount that is changed as a result of a fund merger, substitution or liquidation, you may do so, without charge, by writing to our Customer Service Center.
THE NON-REGISTERED SEPARATE ACCOUNT
To support our obligations under the Cycle Investments we have established under the Iowa Insurance Law, and hold assets in, the “non-unitized” separate account. The income, gains and losses, realized or unrealized, from assets allocated to this separate account will be credited to or charged against the account, without regard to other income, gains or losses of the Company.
We are the sole owner of the assets of the Non-Registered Separate Account. We may invest and trade the assets of the Non-Registered Separate Account in any manner we choose. The only restrictions on our investments of the assets held in the Non-Registered Separate Account are those set forth by Iowa Insurance Laws. While we plan to invest the assets of the separate Account in a manner that generates a return that approximates the change in the applicable Index, subject to the Cap Rate and Participation Rate, the Floor Rate and Buffer Rate, all benefits payable are determined according to the applicable Cycle Investment Unit Value. The amounts payable under this Contract are determined by the Cycle Investment Unit Value, regardless of the performance of the assets held in the Non-Registered Separate Account. The Contract Owner does not participate in the performance of the assets held in the separate account.
We may, subject to applicable state law, transfer all assets allocated to the Non-Registered Separate Account to our General Account.
The separate account is not required to be registered, and is not registered, as an investment company under the Investment Company Act of 1940.
Our current plan is to invest Non-Registered Separate Account assets in fixed-income obligations, including but not limited to corporate bonds, mortgage-backed and asset-backed securities, government and agency issues and derivative contracts including but not limited to option contracts. We may also invest in interest rate swaps. Although the above generally describes our plan for investing the assets supporting our obligations under the Cycle Investments, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.
No Contract Owner participates in the investment results of any assets we hold in relation to the Cycle Investments.
While we hold assets in the Non-Registered Separate Account we have established under the Iowa Insurance Law to support our obligations under Cycle Investments, the Cycle Investments are General Account obligations.
MODIFICATION TO THE CONTRACT
Upon notice to you, we may modify the Contract to:
(a)    permit the Contract or the Separate Accounts to comply with any applicable law or regulation issued by a government agency;
(b)    assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity Contracts;

(c)    reflect a change in the operation of the Separate Accounts; or
(d)    provide additional Investment Options.
In the event of such modifications, we will make an appropriate endorsement to the Contract.

ADMINISTRATIVE PROCEDURES
If you have any questions about your Contract or need to make changes, then contact your Advisor, or contact us at our Customer Service Center:

P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Delivery)
Phone : (833) 492-0022 (toll-free)
Fax : (833) 492-0023 (toll-free)
You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday (Central Time), excluding holidays and any day the New York Stock Exchange is not open. Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price. The procedures we follow for facsimile requests include a written confirmation sent directly to you and your Advisor following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. We may revoke facsimile, internet and telephone transaction privileges at any time for some or all Owners.
The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the Owner by name, social security number, date of birth of the Annuitant or an Owner, or other identifying information. We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine. We may record all telephone requests. There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of Owner identity) when the original signed request is not sent to our Customer Service Center. You bear those risks.
Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.
Change of Address Notification. To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses. We may also call you to verify the change of address.
DISTRIBUTION OF THE CONTRACT
We have entered into a distribution agreement with our affiliate, Sammons Financial Network for the distribution and sale of the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.
We pay compensation to Sammons Financial Network based on sales of the Contract up to 1.50% of the amount invested. Sammons Financial Network, in turn, may pay up to that full amount to affiliated and/or unaffiliated selling broker-dealers and other financial intermediaries with whom it has selling or other agreements. Sammons Financial Network may pay additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. Sammons Financial Network may also pay certain broker-dealers or other financial intermediaries’ compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such marketing allowance payments are made may include, but are not limited to, the preferred placement of Midland National, its affiliates services and products, including but not limited to placing the Contract on a company and/or selling broker-dealer product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the Contract Owners. Marketing allowance payments may be based on the amount of assets or purchase payments attributable to Contracts sold through a selling broker-dealer or such payments may be a fixed amount. Sammons Financial Network may also make fixed marketing allowance payments to selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product, including training and education. These payments may serve as an incentive for selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of selling broker-dealers to promote the sale of our and our affiliates’ products and services Sammons Financial Network may increase the sales compensation paid to the selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Marketing allowances and compensation enhancements are made out of Sammons Financial Network’s assets. Not all selling broker-dealers receive marketing allowance payments or compensation enhancements.

In addition, Sammons Financial Network may offer sales incentive programs to financial professionals who meet specified total production levels for the sale of both affiliated and unaffiliated products which provide cash and non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.
The amount and structure of the foregoing compensation arrangements create potential conflicts of interest for the recipient insofar as they create financial incentives that may influence the recipient selling broker-dealer or financial professional to present this Contract over other investment alternatives. Selling broker-dealers are expected to disclose and eliminate or mitigate such conflicts in accordance with applicable regulatory requirements.
We do not pay commissions to financial intermediaries (i.e., Advisors) who receive Advisory Fees from Contract Owners. Your Advisor receives compensation in connection with the Contract in the form of those Advisory Fees.
Although we take all of our costs into account in establishing the level of fees and expenses in our products, any compensation paid by us to Sammons Financial Network will not result in any separate charge under the Contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.
LEGAL PROCEEDINGS
Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Registered Separate Account, on the ability of Sammons Financial Network, LLC (“Sammons Financial Network”) to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the contract.
FINANCIAL STATEMENTS
The consolidated financial statements of Midland National Life Insurance Company Separate Account C and Midland National Life Insurance Company are included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
PORTFOLIO VOTING RIGHTS
We invest the assets of our Registered Separate Account in shares of the Investment Portfolios. Midland National is the legal Owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
•    to elect the Funds’ or Trust’s Board of Directors/Trustees,
•    to ratify the selection of independent auditors for the Investment Portfolios,
•    on any other matters described in the Investment Portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and
•    in some cases, to change the investment objectives and Contracts.
Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Investment Portfolio in our own right or to restrict Owner voting, then we may do so.
Fund companies determine if and how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Investment Portfolios are not required to and generally do not hold a meeting in any given year.
If we do not receive instructions in time from all Owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that Investment Portfolio. We currently intend to vote any Investment Portfolio shares that we and our affiliates alone are entitled to vote in the same proportions that Owners vote. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote.
How We Determine Your Voting Shares
You may participate in voting only on matters concerning the Investment Portfolios in which your Accumulation Value has been invested. We determine your voting shares in each Investment Option by dividing the amount of your Accumulation Value allocated to that Subaccount by the net asset value of one share of the corresponding Investment Portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.
If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Investment Portfolio’s adviser or the investment adviser Contracts of the portfolios.
Voting Privileges of Participants in Other Companies
Other insurance companies own shares in the Investment Portfolios to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Investment Portfolio action, then we will see that appropriate action is taken to protect our Owners. If we ever believe that any of the Investment Portfolios are so large as to materially impair its investment performance, then we will consider exercising our right to remove or close the investing Subaccount.
Suitability of the Contract
Because of the fees and expenses and possible loss of principal and earnings from prior periods, the Contracts are not appropriate for short-term investment. In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans. The tax-deferred feature of the Contract is most favorable to those in high tax brackets. The tax-deferred feature is not necessary for a tax-qualified plan. In such instances, purchasers should consider whether other features, such as the lifetime annuity payments make the Contract appropriate for their purposes. Before purchasing a Contract, you should obtain competent tax advice and financial advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.
This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.
Other Products
We may offer other variable annuity contracts through our Registered Separate Account that also invest in some of the same portfolios. These annuity contracts may have different charges and may offer different benefits. We encourage you to carefully consider the costs and benefits of the Contract to ensure that it is consistent with your personal investment goals and needs. To obtain more information about these annuity contracts, contact your Advisor, or call us at (866) 747-3421.
Electronic Delivery
You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at https://www.midlandnational.com/midlandadvisory or by writing us at our mailing address P.O. Box 9261, Des Moines, IA 50306-9261 or by telephone at (833) 492-0022.
Reports to Owners
We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract Value, Surrender Value, and the Death Benefit as of the end of the Calendar Quarter. The report will also show the allocation of your Contract Value and reflects amounts deducted since the last report.
Confirmation notices will be sent to you and your Advisor for premiums, partial withdrawals, surrenders, transfers of amounts between Investment Options and certain other financial transactions within 5 Business Days of processing.
You should promptly notify our Customer Service Center of any errors or discrepancies. We will review and correct any errors.
Unless you specifically request paper copies, we will make semi-annual reports with financial information on the portfolios available on a website. Each time a report is posted, we will send you a notice that includes a link to the report.
Assigning Your Contract
In general, you may assign your rights in a Non-Qualified Contract, however, we reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. You must send a copy of the assignment to our Customer Service Center. The assignment does not take effect until we accept and approve it. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment. An absolute assignment is a change of Ownership. There may be tax consequences.
This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market.
Exemption from Exchange Act Reporting
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Payment of Contract Proceeds
We will generally pay any Death Benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in Good Order at our Customer Service Center.
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We may delay payment or transfers for one or more of the following reasons:
•    We cannot determine the amount of the payment,
•    the New York Stock Exchange is closed,
•    trading in securities has been restricted by the SEC,
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option,
•    The SEC by order permits us to delay payment to protect our Owners, or
•    Your premium check(s) have not cleared your bank.
If, pursuant to SEC rules, any Investment Portfolio suspends payment of redemption proceeds including, in the case of a money market fund Subaccount (which is the Subaccount used as the Default Account), in connection with liquidation of the underlying portfolio or as a result of portfolio liquidity levels then we will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, or Death Benefits from the corresponding Subaccount until the suspension of redemptions is lifted or the portfolio pays redemption proceeds.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals (including Lifetime Payments under a GLWB Rider), surrenders, or Death Benefits, make transfers, or continue making annuity payments. If a Contract or Investment Option is frozen, the applicable Contract Value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to the government agencies and departments.
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APPENDIX A –INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
PORTFOLIO COMPANIES
The following is a list of the portfolios currently available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which can be amended from time to time and can be found online at https://www.midlandnational.com/midlandadvisory. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each investment portfolio’s past performance is not necessarily an indication of future performance.

		Average Annual Total Returns (as of 12/31/2023)
Type / Investment Objective	Portfolio Company and Advisor / Subadvisor	Current Expenses	1-Year Return	5-Year Return	10-Year Return
US Insurance Moderate Allocation	American Funds IS® Asset Allocation 4	0.80	26.26	9.19	8.14
	Capital Research and Management Company
US Insurance Global Large-Stock Growth	American Funds IS® Global Growth 4	0.91	31.42	12.79	10.95
	Capital Research and Management Company
US Insurance Large Growth	Fidelity® VIP Growth Opportunities Svc 2	0.84	48.86	20.12	17.92
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Insurance Short-Term Bond	Lord Abbett Series Short Duration Inc VC	0.85	7.78	1.78
	Lord, Abbett & Co LLC
US Insurance Inflation-Protected Bond	PIMCO VIT Real Return Adv	0.94	10.00	2.64	2.28
	Pacific Investment Management Company, LLC
US Insurance Ultrashort Bond	PIMCO VIT Short-Term Adv	0.76	5.69	2.44	2.10
	Pacific Investment Management Company, LLC
US Fund Money Market - Taxable	Fidelity® VIP Government Money Mkt Svc 2	0.52	4.97	2.02	1.34
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd

CYCLE INVESTMENTS
The following is a list of Cycle Investments currently available under the Contract. We may change the features of the Cycle Investments listed below (including the Index and the current limits on Index gains), offer new Cycle Investments and terminate existing Cycle Investments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.midlandnational.com/oakeliteadv.
Note: If amounts are removed from a Cycle Investment before the end of its Cycle Term, we will apply an adjustment based on the Fair Value of the Cycle Investment. This may result in a significant reduction in your Cycle Investment Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Cycle Term.
See THE CYCLE INVESTMENT OPTIONS - Features of a Cycle Investment in the prospectus for a description of the features of the Cycle Investments. See THE CYCLE INVESTMENT OPTIONS - Valuation of a Cycle Investment in the prospectus for more information about adjustments for Fair Value.

Index	Type of Index	Cycle Term	Current Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gain (for the life of the Cycle Investment)
S&P 500® Price Return Index1	U.S. Large Cap Equities	1 Year	-10% Buffer	5.0% Cap Rate
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S&P 500® Price Return Index1	U.S. Large Cap Equities	1 Year	-10% Buffer	10.0% Participation Rate
S&P 500® Price Return Index1	U.S. Large Cap Equities	1 Year	-10% Floor	2.5% Cap Rate
S&P 500® Price Return Index1	U.S. Large Cap Equities	3 Year	-10% Buffer	5.0% Cap Rate
S&P 500® Price Return Index1	U.S. Large Cap Equities	3 Year	-10% Floor	2.5% Cap Rate
S&P 500® Price Return Index1	U.S. Large Cap Equities	6 Year	-10% Buffer	12.5% Cap Rate & 10.0% Participation Rate
S&P 500® Price Return Index1, 2	U.S. Large Cap Equities	6 Year	-20% Buffer	10.0% Cap Rate & 10.0% Participation Rate
S&P 500® Price Return Index1	U.S. Large Cap Equities	6 Year	-30% Buffer	7.5% Cap Rate & 5.00% Participation Rate
MSCI EAFE (Price Return Index1	International Equities	1 Year	-10% Buffer	5.0% Cap Rate
MSCI EAFE (Price Return Index1	International Equities	1 Year	-10% Buffer	10.0% Participation Rate
MSCI EAFE (Price Return Index1	International Equities	6 Year	-10% Buffer	12.5% Cap Rate & 10.0% Participation Rate
DFA Equity Core Plus Index2	Diversified Equities	1 Year	-10% Buffer	5.0% Cap Rate
DFA Equity Core Plus Index2	Diversified Equities	6 Year	-10% Buffer	12.5% Cap Rate & 10.0% Participation Rate
DFA Equity Core Plus Index2	Diversified Equities	6 Year	-20% Buffer	10.0% Cap Rate & 10.0% Participation Rate
DFA Equity Core Plus Index2	Diversified Equities	6 Year	-30% Buffer	7.5% Cap Rate & 5.00% Participation Rate
1This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2This Index includes a synthetic dividend deduction at an annual rate of 1.2%. This deduction will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
Each Cycle Investment’s limit on Index losses is guaranteed not to change for so long as that Cycle Investment remains available under the Contract. However, we reserve the right to add and remove Cycle Investments as available investment options. As such, the limits on Index loss offered under the Contract may change from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than 5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.
We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2.5 % and/or a Participation Rate below 10% for the life of your Contract. We reserve the right to offer Indexed Interest Crediting Strategies with different types of limits on Index gains.

APPENDIX B – STATE VARIATIONS
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The prospectus provides a general description of the Contract, but your state of issue may provide different features from those described in the body of the prospectus. As of the date of this prospectus, there are no material state variations. Several states are still pending approval.
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APPENDIX C – INDEX DISCLAIMERS
The Cycle Investments track certain Securities Indices that are published by third parties. Midland National uses these Securities Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this Prospectus in accordance with Midland National’s license agreements with the publishers of the Indices:
THE STANDARD & POOR’S 500® COMPOSITE STOCK PRICE INDEX
This Index does not include dividends paid by the underlying companies.
The “S&P 500®” is a product of S&P Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Midland National Life Insurance Company (“Midland National” or “the Company”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Company. The Product is not sponsored, endorsed, sold or promoted by SPDJI, S&P, or any of their respective affiliates (collectively, “S&P Indices”). S&P Indices does not make any representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in this Product particularly or the ability of these Indices to track general market performance. S&P Indices only relationship to Midland National with respect to these Indices is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Indices without regard to Midland National or the Product. S&P Indices has no obligation to take the needs of the Company or the owners of this Product into consideration in determining, composing or calculating these Indices. S&P Indices is not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of this Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Indices has no obligation or liability in connection with the administration, marketing or trading of the Product. There is no assurance that investment products based on these Indices will accurately track index performance or provide positive investment returns. S&P Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THESE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MIDLAND NATIONAL, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR AGREEMENTS BETWEEN S&P INDICES AND THE COMPANY, OTHER THAN THE LICENSORS OF S&P INDICES
MSCI EAFE Price Return Index
MSCI EAFE Price Return Index is an unmanaged index that measures the equity market performance of 22 developed market country indices located in Europe, Australasia, and the Far East. It is not available for direct investment. The Product referred to herein is not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such Product or any index on which such Product is based. The Prospectus contains a more detailed description of the limited relationship MSCI has with Midland National Life Insurance Company and any related funds.
Dimensional US Equity Core Plus Index
The Dimensional US Equity Core Plus Index (the “Index”) is sponsored and published by Dimensional Fund Advisors LP (“Dimensional”). References to Dimensional include its respective directors, officers, employees, representatives, delegates or agents. The use of “Dimensional” in the name of the Index and the related stylized mark(s) are service marks of Dimensional and have been licensed for use by Sammons Financial Group, Inc. (“Sammons”). Sammons has entered into a license agreement with Dimensional providing for the right to use the Index and related trademarks in connection with the Oak Elite Advisory Registered Index-Linked Variable Annuity (the “Financial Product”). The Financial Product is not sponsored, endorsed, sold or promoted by Dimensional, and Dimensional makes no representation regarding the advisability of the purchase of such Financial Product. Dimensional has no responsibilities, obligations or duties to purchasers of the Financial Product, nor does Dimensional make any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use with respect to the Index, or as to results to be obtained by the Financial Product or any other person or entity from the use of the Index, trading based on the Index, the levels of the Index at any particular time on any particular date, or any data included therein, either in connection with the Financial Product or for any other use. Dimensional has no obligation or liability in connection with the administration, marketing or selling of the Financial Product. Dimensional receives compensation in connection with the management of the Index components and such compensation may increase as a result of investment in the ETFs based on the Index, including in connection with the Financial Product. Dimensional is not providing any investment, tax or financial advice to any person by virtue of publication of the Index, and has no obligation to and will not take into account the tax status, investment goals or other characteristics of any such
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person in its publication of the Index. Inclusion of a security or financial instrument within the Index is not a recommendation by Dimensional to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
In certain circumstances, Dimensional may suspend or terminate the Index. Dimensional has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While Dimensional is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent. Dimensional does not guarantee the accuracy, timeliness or completeness of the Index, or any data included therein or the calculation thereof or any communications with respect thereto. Dimensional has no liability for any errors, omissions or interruptions of the Index or in connection with its use. In no event shall Dimensional have any liability of whatever nature for any losses, damages, costs, claims and expenses (including any special, punitive, direct, indirect or consequential damages (including lost profits)) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages. Dimensional has provided Sammons with all material information related to the Index methodology and the maintenance, operation and calculation of the Index. Dimensional makes no representation with respect to the completeness of information related to the Index provided by Sammons in connection with the offer or sale of any Financial Product. Dimensional acts as principal and not as agent or fiduciary of any other person. Dimensional has not published or approved this document, nor does Dimensional accept any responsibility for its contents or use. Dimensional has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Financial Product and this document.
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APPENDIX D – SUPERSEDED RATE SHEET SUPPLEMENT INFORMATION
There are currently no superseded Rate Sheet Supplements.
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The Statement of Additional Information (SAI) can provide you with more detailed information about the Contract, Midland National Life Insurance Company and the Midland National Life Separate Account C, including more information about commissions and distribution expenses. For more information about the Contract and/or a free copy of the SAI or prospectus, contact your Advisor or our Customer Service Center at:

Sammons Retirement Solutions
P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)

Sammons Retirement Solutions
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Mail)
Phone: (866) 747-3421
Facsimile: (866) 511-7038

Reports and other information about Midland National Life Insurance Company and Midland National Life Separate Account C are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may obtain copies of this information, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.

Dealer Prospectus Delivery Obligations:
All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR Contract Identifier Nos. C000235591; C000256075
1

STATEMENT OF ADDITIONAL INFORMATION FOR THE
MIDLAND ADVISORY REGISTERED INDEX-LINKED AND VARIABLE ANNUITY CONTRACT
Flexible Premium Deferred Index-Linked Variable Annuity Contract

Issued by
MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)
Our Customer Service Center:

P.O. Box 9261
Des Moines, IA 50306-9261
(866) 747-3421

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Midland Advisory Flexible Premium Index-Linked and Variable Annuity Contract (“Contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2024 by contacting us at our Customer Service Center using the above address and phone number. Terms used in the current Prospectus for the contract are incorporated in this document.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the Investment Portfolios currently available in the contract.

Dated January 14, 2025

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2

REGISTERED SEPARATE ACCOUNT AND THE COMPANY
The insurance company, Midland National Life Insurance Company, is a stock life insurance company. It was organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.” We were reincorporated as a stock life insurance company, in 1909. Our name “Midland” was adopted in 1925. We were redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. We are engaged in a broad range of insurance and insurance-related activities.
Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.
The Registered Separate Account, Separate Account C, was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as a unit investment trust.
SERVICES
Midland National keeps the assets of the Midland National Life Separate Accounts and holds all funds of the Separate Account. Midland National maintains the proceeds of shares of the underlying Investment Options purchased and sold through the Midland National Life Separate Accounts. Financial statements of each Investment Option within Midland National Life Separate Account C and Midland National Life Insurance Company are prepared by PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309.

THE CONTRACT
ENTIRE CONTRACT
The entire contract between you and us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.
CHANGES TO THE CONTRACT
No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of our officers. Only our President or Secretary may modify the contract.
We may change the contract without your consent to conform to state or federal laws or regulations. A change will be made by attaching an endorsement to the contract.
INCONTESTABILITY
We will not contest the contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the annuitant has been misstated, we will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.
Any underpayments made by us will be paid to the payee. Any overpayments made by us will be charged against benefits falling due after adjustment. All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.
NON-PARTICIPATING
The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.
CLAIMS OF CREDITORS
To the extent permitted by law, no benefits payable based on the assets in the Registered Separate Account under the contract to a beneficiary or payee are subject to the claims of creditors.
MINIMUM BENEFITS
The annuity payments, Surrender Value and Death Benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.

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OWNERSHIP
The contract belongs to you. You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:
1)    Any assignee of record with us;
2)    Any irrevocable beneficiary; and
3)    Any restricted ownership.
We must receive written notice informing us of any change, designation or revocation. Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed. However, we are not liable for payments made by us before we record the written notice. A change of owner may have adverse tax consequences.
ACCUMULATION UNIT VALUE
We determine Accumulation Unit Values for each Subaccount of our Registered Separate Account at the end of each Valuation Period. The Accumulation Unit Value for each Subaccount was initially set at $10.00. The Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that Subaccount on that Business Day.
We determine the net investment factor for each Subaccount every Valuation Period by taking a) divided by b) minus c) where:
a)    Is the total of:
1)    The net asset value per share at the end of the current Valuation Period; plus
2)    Any dividend or capital gains per share reinvested during the current Valuation Period; plus
3)    Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.
b)    Is the net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.
c)    Is the Mortality and Expense Risk Charge plus the Asset Based Administration Charge for each day in the current Valuation Period.
We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that we would adjust unit values to reflect what happens to the Investment Portfolios, and also for any charges.
ANNUITY PAYMENTS
The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Options.
 ADJUSTED HISTORICAL PERFORMANCE DATA
Midland National may also disclose adjusted historical performance data for an Subaccount for periods before the Subaccount commenced operations, based on the assumption that the Subaccount was in existence before it actually was, and that the Subaccount had been invested in a particular Investment Portfolio that was in existence prior to the Subaccount’s commencement of operations. The Investment Portfolio used for these calculations will be the actual Investment Portfolio that the Subaccount will invest in.
Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable Investment Portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The contract charges factor is calculated by taking the daily Separate Account asset charge. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable Investment Portfolio to get the value in the Subaccount. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the Subaccount is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.
This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).
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FEDERAL TAX MATTERS
TAX-FREE EXCHANGES (SECTION 1035)
Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code (“Code”).
We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “roll-over” into an IRA. The Company differentiates between non-qualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.
REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner’s death, or (2) as Annuity payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner’s “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
The non-qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.
Other rules may apply to qualified contracts.
NON-NATURAL PERSON OWNERS
If a non-natural person (e.g., a corporation or a trust) owns a non-qualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.
There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.
DIVERSIFICATION REQUIREMENTS
The Code requires that the investments of each Subaccount of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the fund company in which it invests, will satisfy these diversification requirements.
OWNER CONTROL
In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.
TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
Individual Retirement Accounts and Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specific dollar amount or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual is a participant in a qualified plan. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other converted amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2)
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during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
The Setting Every Community Up for Retirement Enhancement Act of 2019 and 2022 (collectively, the “Secure Act”) made changes to the required minimum distribution rules. Under the Secure Act, the age on which required minimum distributions generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70 1/2 before 2020, the applicable age is 70 1/2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The Secure Act also provides that for qualified contract owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun.
 DISTRIBUTION OF THE CONTRACTS
The contracts will be offered on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.
Sammons Financial Network, LLC. (“Sammons Financial Network”) serves as principal underwriter for the contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Financial Network offers the contracts through its registered representatives. Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.
We intend to pay a distribution allowance to Sammons Financial Network of 1.50% of total premiums received on Midland Advisory RILA.
Sammons Financial Network or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.
We and/or Sammons Financial Network may pay certain selling firms additional amounts for:
•    participation in their marketing programs, which may include marketing services and increased access to their sales representatives;
•    sales promotions relating to the contracts;
•    costs associated with sales conferences and educational seminars for their sales representatives; and
•    other sales expenses incurred by them.
We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.
We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
SAFEKEEPING OF ACCOUNT ASSETS
Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our Fixed Account assets. Records are maintained of all premiums and redemptions of Investment Portfolio shares held by each of the Subaccounts.
STATE REGULATION
Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.
RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.
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FAIR VALUE FORMULAS FOR CYCLE INVESTMENTS
We compute the Cycle Investment Unit Value using the Fair Value.
For Cycle Investments with a Cap Rate Crediting Type. The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding.
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
The Floor Rate and the Buffer Rate do not apply during the Cycle Term prior to the Cycle End Date. Thus, there is no protection against any decrease in value of the Cycle Investment for withdrawals during the Cycle Term prior to the Cycle End Date.
Reporting. For each Cycle Investment in which you invest, we will make electronically available to you on each Cycle Business Day (i) the number of Cycle Investment Units credited to your Cycle Investment(s) and (ii) the Cycle Investment Unit Value on the Business Day preceding the Cycle Business Day.
At least once each year, we will send you a report containing information required by applicable state law and the following:
1)    The beginning date and end date for the reporting period;
2)    For each Cycle Investment in which you invested during the reporting period;
a)    The Start Date, Cycle Term, Floor Rate or Buffer Rate, Cap Rate or Participation Rate, and the value of the Index on the Start Date, and if there was a Cycle End Date, the value of the Index on the Cycle End Date;
b)    The number of Cycle Investment Units credited to the Contract (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
c)    The number of Cycle Investment Units redeemed and the Cycle Investment Unit Value in connection with each withdrawal made during the current reporting period;
d)    The Cycle Investment Unit Value (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
3)    The Index price for each Cycle Investment on the Start Date and, at the end of the current report period.
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit each Business Day during a Cycle Term. The Fair Value reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate/Participation Rate and subject to the Floor Rate /Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining until the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match the Cycle Investment Value at the Cycle End Date.
The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations. The call and put options are all valued using the Black-Scholes option valuation formula. The value of the zero-coupon bond is determined by a present value of the maturity value at a bond discount rate proxy for the appropriate credit rate (currently SOFR plus a spread). For the derivatives valuation we use a proxy risk-free interest rate (currently SOFR Rates).
Calculation of Fair Value for Cycle Investments with a Floor Rate and a Cap Rate:
The Fair Value Calculation Agent uses five hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date.
These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An at-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
4)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), plus;
5)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Floor Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
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Whereas; d = the discount rate for the term T (prevailing risk free rate, SOFR rate plus a spread, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2);
where d1 = [ln(St/K) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the Index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1);
where d1 = [ln(St/K) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money put option on the Index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2);
where d1 = [ln(St/K) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 + Cap Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Cap Rate on the Index that reflects the moneyness and term T at the time of the valuation
5)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1);
where d1 = [ln(St/K) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1- Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution
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r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Floor Rate on the Index that reflects the moneyness and term T at the time of the valuation
Calculation of Fair Value for Cycle Investments with a Buffer Rate and a Cap Rate:
The Fair Value Calculation Agent uses four hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), less;
4)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, SOFR rate plus a spread, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2);
where d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the Index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2);
where d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 + Cap Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Cap Rate on the Index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
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Below are the inputs to calculate the out-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 – Buffer Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Buffer Rate on the Index that reflects the moneyness and term T at the time of the valuation
Calculation of Fair Value for Cycle Investments with a Buffer Rate and a Participation Rate:
The Fair Value Calculation Agent uses three hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option for an amount equal to the Participation Rate. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, SOFR rate plus spread, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option times the Participation Rate = (Ste-yTN(d1) – Ke-rTN(d2)) * Participation Rate;
where d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividen yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the Index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1);
where d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 – Buffer Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Buffer Rate on the Index that reflects the moneyness and term T at the time of the valuation
10

Calculation of Fair Value for Cycle Investments with a Buffer Rate, a Cap Rate, and a Participation Rate:
For these cycles both a Cap Rate and a Par Rate will be declared. Depending on market conditions the Participation Rate will be set at 100% and the Cap Rate will not be unlimited or the Cap Rate will be unlimited and the Participation Rate will be set at a value greater than 100%.
Cap Rate is unlimited and Participation Rate is greater than 100%
The Fair Value Calculation Agent uses three hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option for an amount equal to the Participation Rate. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, SOFR rate, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option times the Participation Rate = (Ste-yTN(d1) – Ke-rTN(d2)) * Participation Rate; where
d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield for the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the Index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1);
where d1 = [ln(St/k) + (r- y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 – Buffer Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Buffer Rate on the Index that reflects the moneyness and term T at the time of the valuation
Participation Rate is 100% and the Cap Rate is not unlimited
The Fair Value Calculation Agent uses four hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
11

2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), less:
4)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).
The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, SOFR rate, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2);
where d1 = [ln(St/k) + (r - y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Buffer Rate on the Index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a call option = (Ste-yTN(d1) – Ke-rTN(d2)); where
d1 = [ln(St/k) + (r- y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money call option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 + Cap Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money call option by the amount of the Cap Rate on the Index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1);
where d1 = [ln(St/k) + (r- y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the Index level at the time of the valuation
S0 = the starting Index level
K= strike price which is equal to S0(1 – Buffer Rate)
N(x) = is cumulative probability function for the standard normal distribution
r = risk free rate for term T less the annual dividend yield on the Index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-the-money put option by the amount of the Buffer Rate on the Index that reflects the moneyness and term T at the time of the valuation

12

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	70%	70%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.51	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.31	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.21	$3.88
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.54	$2.90
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.15	$8.86

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.51	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.49	$0.21
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.58	$1.11
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.06	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.18	$0.50
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.55	$9.44

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.51	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.74	$1.29
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.95	$0.21
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.27	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.70	$0.06
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.73	$10.99

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.51	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.04	$4.07
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.44	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.12	$0.02
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$12.31	$13.89
Input Values used above as follows
Bond discount rate	3.28%	3.28%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
ATM Put volatility	20.46%	20.46%
OTM Call volatility	13.97%	13.97%
OTM Put volatility	21.59%	21.59%

13

Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	30%	30%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.55	$3.88
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.68	$2.89
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.52	$8.85

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.67	$0.16
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.26	$1.06
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.82	$0.46
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.55	$9.40

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.85	$1.25
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.50	$0.16
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.32	$0.02
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.30	$0.04
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.70	$10.95

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.37	$4.07
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.10	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.87	$1.25
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.06	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$11.83	$12.66

Input Values used above as follows
Bond discount rate	3.34%	3.34%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.31%	3.31%
ATM Call volatility	18.32%	18.32%
ATM Put volatility	18.32%	18.32%
OTM Call volatility	13.26%	13.26%
OTM Put volatility	20.19%	20.19%

14

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	12%	12%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.75	$3.95
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.79	$2.96
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.76	$8.95

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.25	$0.02
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.03	$0.97
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.02	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.56	$0.28
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.47	$9.26

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.39	$1.06
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.19	$0.02
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.53	$0.16
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.10	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.48	$10.82

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$3.01	$2.84
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.00	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.88	$11.14

Input Values used above as follows
Bond discount rate	3.48%	3.48%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.86%	3.86%
ATM Call volatility	16.44%	16.44%
ATM Put volatility	16.44%	16.44%
OTM Call volatility	12.96%	12.96%
OTM Put volatility	20.14%	20.14%

15

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Buffer, Cap Rate with Participation Crediting Type.

Component	6-Year Cycle; -10% Buffer	6-Year Cycle; -10% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Participation Rate	110%	110%
Cap Rate	Unlimited	Unlimited
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.71	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.54	$2.90
4) Fair Value {1) + 2) - 3)}	$6.51	$6.96

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.71	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$1.64	$0.23
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.18	$0.50
4) Fair Value {1) + 2) - 3)}	$9.16	$9.59

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.71	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$3.02	$1.42
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.70	$0.06
4) Fair Value {1) + 2) - 3)}	$11.02	$11.23

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.71	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$5.55	$4.48
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
4) Fair Value {1) + 2) - 3)}	$13.93	$14.34

Input Values used above as follows
Bond discount rate	2.81%	2.81%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
OTM Put volatility	21.59%	21.59%

16

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Buffer, Cap Rate with Participation Rate Crediting Type.

Component	6-Year Cycle; -10% Buffer	6-Year Cycle; -10% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Participation Rate	100%	100%
Cap Rate	250%	250%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.90	$9.88
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.31	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.54	$2.90
5) Fair Value {1) + 2) - 3) - 4)}	$6.67	$6.99

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.90	$9.88
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.49	$0.21
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.18	$0.50
5) Fair Value {1) + 2) - 3) - 4)}	$9.21	$9.59

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.90	$9.88
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.74	$1.29
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.70	$0.06
5) Fair Value {1) + 2) - 3) - 4)}	$10.94	$11.12

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.90	$9.88
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.04	$4.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.62	$13.96

Input Values used above as follows
Bond discount rate	2.36%	2.36%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
OTM Call volatility	5.23%	5.23%
OTM Put volatility	21.59%	21.59%

17

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -20% Buffer, Cap Rate with Participation Rate Crediting Type.

Component	6-Year Cycle; -20% Buffer	6-Year Cycle; -20% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Participation Rate	100%	100%
Cap Rate	200%	200%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.68	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.31	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.93	$1.93
5) Fair Value {1) + 2) - 3) - 4)}	$7.06	$7.93

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.68	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.49	$0.21
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.85	$0.17
5) Fair Value {1) + 2) - 3) - 4)}	$9.32	$9.90

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.68	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.74	$1.29
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.49	$0.01
5) Fair Value {1) + 2) - 3) - 4)}	$10.93	$11.14

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.68	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.04	$4.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.22	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.50	$13.93

Input Values used above as follows
Bond discount rate	2.87%	2.87%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
OTM Call volatility	6.87%	6.87%
OTM Put volatility	22.80%	22.80%

18

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -30% Buffer, Cap Rate with Participation Crediting Type.

Component	6-Year Cycle; -30% Buffer	6-Year Cycle; -30% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Participation Rate	100%	100%
Cap Rate	80%	80%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.61	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.31	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.41	$1.05
5) Fair Value {1) + 2) - 3) - 4)}	$7.51	$8.80

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.61	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.49	$0.21
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.59	$0.04
5) Fair Value {1) + 2) - 3) - 4)}	$9.48	$10.02

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.61	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.74	$1.29
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.15	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.34	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.86	$11.14

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.61	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.04	$4.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.79	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.15	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$12.71	$13.92

Input Values used above as follows
Bond discount rate	3.04%	3.04%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
OTM Call volatility	13.23%	13.23%
OTM Put volatility	24.13%	24.13%

19

Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Buffer; Cap Rate Crediting Type.

Component	3-Year Cycle; -10% Buffer	3-Year Cycle; -10% Buffer
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Participation Rate	100%	100%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.43	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.68	$2.89
5) Fair Value {1) + 2) - 3) - 4)}	$6.78	$6.96

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.43	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.67	$0.16
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.82	$0.46
5) Fair Value {1) + 2) - 3) - 4)}	$9.28	$9.55

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.43	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.85	$1.25
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.30	$0.04
5) Fair Value {1) + 2) - 3) - 4)}	$10.98	$11.06

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.43	$9.86
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.37	$4.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.02	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.06	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.73	$13.93

Input Values used above as follows
Bond discount rate	2.95%	2.95%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.31%	3.31%
ATM Call volatility	18.32%	18.32%
OTM Call volatility	10.95%	10.95%
OTM Put volatility	20.19%	20.19%
20

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Buffer, Cap Rate Crediting Type.

Component	1-Year Cycle; -10% Buffer	1-Year Cycle; -10% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	16%	16%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.68	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.79	$2.96
5) Fair Value {1) + 2) - 3) - 4)}	$6.89	$6.98

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.68	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.25	$0.02
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.56	$0.28
5) Fair Value {1) + 2) - 3) - 4)}	$9.36	$9.68

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.68	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.39	$1.06
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.32	$0.04
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.10	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.65	$10.95

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.68	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$2.62	$2.44
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.00	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$11.22	$11.52

Input Values used above as follows
Bond discount rate	3.99%	3.99%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.86%	3.86%
ATM Call volatility	16.44%	16.44%
OTM Call volatility	11.79%	11.79%
OTM Put volatility	20.14%	20.14%

21

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Buffer, Participation Rate Crediting Type.

Component	1-Year Cycle; -10% Buffer	1-Year Cycle; -10% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Participation Rate	65%	65%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.83	$9.96
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$0.00	$0.00
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.79	$2.96
4) Fair Value {1) + 2) - 3)}	$7.03	$7.01

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.83	$9.96
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$0.16	$0.01
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.56	$0.28
4) Fair Value {1) + 2) - 3)}	$9.43	$9.70

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.83	$9.96
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$0.90	$0.69
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.10	$0.00
4) Fair Value {1) + 2) - 3)}	$10.63	$10.65

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.83	$9.96
2) Fair Value of hypothetical at-the-money call option (ATM Call)*Participation Rate	$2.71	$2.62
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.00	$0.00
4) Fair Value {1) + 2) - 3)}	$12.53	$12.59

Input Values used above as follows
Bond discount rate	2.13%	2.13%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.86%	3.86%
ATM Call volatility	16.44%	16.44%
OTM Put volatility	20.14%	20.14%

22

Examples: Fair Value when market inputs change after issue versus if market inputs are the same as from issue.

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	6	24
Cap Rate	70%	70%
Time to End Date (in months)	66	48

Assuming Change in Index Value +5% (for example from 1,000 to 1,050)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.37	$7.99
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.50	$2.18
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.11	$1.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.24	$0.11
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.83	$0.71
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.36	$9.76

Input Values used above as follows
Bond discount rate	3.28%	5.78%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.25%	3.25%
ATM Call volatility	20.46%	20.46%
ATM Put volatility	20.46%	20.46%
OTM Call volatility	13.97%	13.97%
OTM Put volatility	21.59%	21.59%

23

Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	6	12
Cap Rate	30%	30%
Time to End Date (in months)	30	24

Assuming Change in Index Value +2% (for example from 1,000 to 1,020)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.21	$8.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.46	$1.31
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.80	$0.74
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.22	$0.15
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.53	$0.46
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.18	$9.81

Input Values used above as follows
Bond discount rate	3.34%	5.84%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.31%	3.31%
ATM Call volatility	18.32%	18.32%
ATM Put volatility	18.32%	18.32%
OTM Call volatility	13.26%	13.26%
OTM Put volatility	20.19%	20.19%

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor, Cap Rate Crediting Type.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	6
Cap Rate	12%	12%
Time to End Date (in months)	10	6

Assuming Change in Index Value +1% (for example from 1,000 to 1,010)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.70
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.75	$0.58
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.45	$0.36
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.18	$0.08
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.23	$0.14
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.07	$9.98

Input Values used above as follows
Bond discount rate	3.48%	6.23%
Annual dividend yield	1.30%	1.30%
Risk free rate	3.86%	3.86%
ATM Call volatility	16.44%	16.44%
ATM Put volatility	16.44%	16.44%
OTM Call volatility	12.96%	12.96%
OTM Put volatility	20.14%	20.14%
24

CYCLE INVESTMENT UNIT VALUE EXAMPLES
For each active Cycle Investment, the Cycle Investment Unit Value will be calculated on each Cycle Business Day based on Cycle Investment’s Fair Value as determined by the Fair Value Calculation Agent and the number of Cycle Investment units held.
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as:
The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
The Fair Value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $1,250,000, and current number of Cycle Investment Units of 100,000.
The Fair Value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
The Cycle Investment Unit Value = $12.50,
Example 2: A Cycle Investment that is 150 days since the Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
The Fair Value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
The Cycle Investment Unit Value = $9.00
During the Cycle Term prior to the Cycle End Date, no Floor Rate or Buffer Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not protected by Floor Rate or Buffer Rate protection. This means that you could lose all of your principal invested in a Cycle, if you take a withdrawal prior to the Cycle End Date.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
(A)    The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
(B)    The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Units prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
(C)    Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) × (Cycle Investment Unit Value at the time of the Withdrawal).
Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) × (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 × $10 = $90,000.
Example 2: A -10% Floor Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Floor Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $9.00 = $10 * (1 + Cycle Floor Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
25

(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) × (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 × $7 = $63,000.
Example 3: A -10% Buffer Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Buffer Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $8.00 = $10 * (30% + Buffer Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) × (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 × $7 = $63,000.
On the Cycle End Date for Cycle Investments with a Floor Rate and a Cap Rate
The Cycle End Date Unit Value will equal the Cycle Investment Unit Value on the Cycle End Date subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and being no less than the Cycle End Date Unit Value Floor (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Start Date, divided by.
2.    The last reported Value of the Index on the Start Date.
(C)    Cycle End Date Initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Cycle Investment Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by (one plus the Cap Rate.)
(E)    Cycle End Date unit value Floor
The Cycle End Date’s unit value Floor equals the Initial Cycle Investment Unit Value multiplied by (one plus the Floor Rate (which is a negative number)).
(F)    Maturity unit value
Cycle Investment Unit Cycle Investment Value is the greater of (i) (E) ; or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Cycle Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50%
(C) Cycle End Date Initial Unit Value = $10 × (1+50%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 × (1+ -10%) = $9.00
26

Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max {$9.00 and Min($15.00, $12.00)} = $12.00
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20%
(C) Cycle End Date initial Unit Value = $10 × (1+-20%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 × (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($8.00, $12.00)} = $9.00
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10%
(C) Cycle End Date initial Unit Value = $10 × (1+10%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 × (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($11.00 , $12.00)} = $11.00
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) × (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Units of 10,000. The value of the investments in the Cycle on the Cycle End Date is $12.31 × 10,000 = $123,100.
On the Cycle End Date for Cycle Investments with a Buffer Rate and a Cap Rate
The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and for losses that occur in excess of the Cycle End Date Unit Value Buffer (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10

(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Cycle End Date initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
(E)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
27

(F)    Maturity unit value
Cycle Investment Unit Value is the greater of (i) (E); or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Cycle End Date initial Unit Value = $10 × (1+-5.0%) = $9.50
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$9.50, $12.00}, which is $10.00.
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+-20.0%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% --10%) = $9.00.
Cycle Investment Unit Value = Greater of $9.00 versus Min{$8.00 , $12.00}, which is $9.00.
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+10.0%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 10% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$11.00 , $12.00}, which is $11.00.
Example 4: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+50.0%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 50% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$15.00, $12.00}, which is $12.00.
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
On the Cycle End Date for Cycle Investments with a Buffer Rate and a Participation Rate
The Cycle End Date Unit Value will be determined with reference to the Participation Rate (See C below) if there is Index gain and will equal the Initial Unit Value subject to losses that occur in excess of the Cycle End Date Unit Value Buffer (see D below) if there is Index loss.
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
28

(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Maturity unit value – Index Gain
If the Change in Index Value, computed as set forth in (B) above is greater than or equal to zero, the Cycle End Date’s Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above, multiplied by the Participation Rate.
(D)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
(E)    Maturity unit value – Index Loss
If the Change in Index Value is less than zero, the Cycle End Date’s Unit Value is subject to (D).
Example 1: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
(D) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $10.00.
Example 2: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
(D) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% – 10%) = $9.00.
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $9.00.
Example 3: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Unit Value = $10 × (1+80%*10.0%) = $10.80
(D) Is not applicable in this example because the Change in Index Value computed in (B) above is greater than 0
Cycle Investment Unit Value =$10.80 as computed in (C), since the Change in Index Value, as computed in (B) above, is greater than 0.
The value of investment in a Cycle on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
29

On the Cycle End Date for Cycle Investments with a Buffer Rate, a Cap Rate, and a Participation Rate
For these cycles both a Cap Rate and a Par Rate will be declared. Depending on market conditions the Participation Rate will be set at 100% and the Cap Rate will not be unlimited or the Cap Rate will be unlimited and the Participation Rate will be set at a value greater than 100%.
Participation Rate is 100% and the Cap Rate is not unlimited
The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and for losses that occur in excess of the Cycle End Date Unit Value Buffer (see E below). The Participation Rate does not apply in the unit value determination
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Cycle End Date initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
(E)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
(F)    Maturity unit value
Cycle Investment Unit Value is the greater of (i) (E); or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20% and the Participation Rate is 100%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Cycle End Date initial Unit Value = $10 × (1+-5.0%) = $9.50
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$9.50, $12.00}, which is $10.00.
Example 2: A Cycle Investment matures, the Cap Rate is 20% and the Participation Rate is 100%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+-20.0%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% --10%) = $9.00.
30

Cycle Investment Unit Value = Greater of $9.00 versus Min{$8.00 , $12.00}, which is $9.00.
Example 3: A Cycle Investment matures, the Cap Rate is 20% and the Participation Rate is 100%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+10.0%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 10% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$11.00 , $12.00}, which is $11.00.
Example 4: A Cycle Investment matures, the Cap Rate is 20% and the Participation Rate is 100%, Index Value on the Cycle End Date is 1,500, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50.0%
(C) Cycle End Date Initial Unit Value = $10 × (1+50.0%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 × (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 50% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$15.00, $12.00}, which is $12.00.
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
Cap Rate is unlimited and Participation Rate is greater than 100%
The Cycle End Date Unit Value will be determined with reference to the Participation Rate (See C below) if there is Index gain and will equal the Initial Unit Value subject to losses that occur in excess of the Cycle End Date Unit Value Buffer (see D below) if there is Index loss. The cap rate does not apply in the unit value determination.
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Maturity unit value – Index Gain
If the Change in Index Value, computed as set forth in (B) above is greater than or equal to zero, the Cycle End Date’s Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above, multiplied by the Participation Rate.
(D)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
(E)    Maturity unit value – Index Loss
31

If the Change in Index Value is less than zero, the Cycle End Date’s Unit Value is subject to (D).
Example 1: A Cycle Investment matures, the Participation Rate is 110% and the Cap Rate is unlimited, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
(D) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $10.00.
Example 2: A Cycle Investment matures, the Participation Rate is 110% and the Cap Rate is unlimited, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
(D) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% – 10%) = $9.00.
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $9.00.
Example 3: A Cycle Investment matures, the Participation Rate is 110% and the Cap Rate is unlimited, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Unit Value = $10 × (1+110%*10.0%) = $11.10
(D) Is not applicable in this example because the Change in Index Value computed in (B) above is greater than 0
Cycle Investment Unit Value =$11.10 as computed in (C), since the Change in Index Value, as computed in (B) above, is greater than 0.
The value of investment in a Cycle on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
CYCLE INVESTMENT
The Contract Holder’s Cycle Investment on any Cycle Business Day is the number of Cycle Investment Units credited to the Contract Holder multiplied by the day’s Cycle Investment Unit Value.
Example 1: On a Cycle Start Date a Contract Holder invests $100,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 6 months, the Cycle Investment Unit Value of the Cycle Investment is $13.00.
(A)    Number of Cycle Investment Units = $100,000/10 = 10,000 Cycle Investment Units
(B)    Cycle Investment after 6 months = 10,000 × $13.00 = $130,000
Example 2: On a Cycle Start Date a Contract Holder invests $90,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 3 months, the Cycle Investment Unit Value of the Cycle Investment is $8.50.
(A)    Number of Cycle Investment Units = $90,000/10 = 9,000 Cycle Investment Units
(B)    Cycle Investment after 3 months = 9,000 × $8.50 = $76,500
Example 3: On a Cycle Start Date a Contract Holder invests $250,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 10 months, the Cycle Investment Unit Value of the Cycle Investment is $12.00.
(A)    Number of Cycle Investment Units = $250,000/10 = 25,000 Cycle Investment Units
(B)    Cycle Investment after 10 months = 25,000 × $12.00 = $300,000
32

EXPERTS
The financial statements of Midland National Life Insurance Company Separate Account C as of December 31, 2023 and for the year then ended included in this Statement of Additional Information have been so included in reliance on the report of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.
AUDITED FINANCIAL STATEMENTS

Financial Statements of Midland National Life Insurance Company

[To be added by post-effective amendment]

Financial Statements of Midland National Life Insurance Company Separate Account C
[To be added by post-effective amendment]

33

Part C
OTHER INFORMATION
Item 27. Exhibits

(a)		Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C (2)
(b)		Not Applicable
(c)	(1)	Distribution Agreement between Sammons Financial Network, LLC and Midland National Life Insurance Company (21)
	(2)	Registered Representative Contract (8)
(d)	(1)	Form of Registered Index-Linked and Variable Annuity Contract (21)
	(2)	Form of Guaranteed Lifetime Withdrawal Benefit Rider (23)
	(3)	Form of Annual Ratchet Death Benefit Rider (23)
	(4)	Form of Cycle Index Endorsement (23)
	(5)	Form of Flexible Premium Deferred Index-Linked Variable Annuity Contract (23)
(e)	(1)	Application for Registered Index-Linked and Variable Annuity Contract (21)
	(2)	Form of Application for Flexible Premium Deferred Index-Linked Variable Annuity (23)
(f)	(1)	Articles of Incorporation of Midland National Life Insurance Company (2)
	(2)	By-laws of Midland National Life Insurance Company (2)
(g)		Not Applicable
(h)	(1)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II. (5)
	(2)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)
	(3)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III. (6)
	(4)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (3)
	(5)	Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (4)
	(6)	Rule 22c-2 Agreement between Midland National Life Insurance Company Calvert Distributors, Inc. (7)
	(7)	SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (7)
	(8)	SEC Rule 22c-2 Supplement to Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (7)
	(9)	Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (7)
	(10)	Participation agreement between Midland National Life Insurance Company and BlackRock. (9)
	(11)	Participation agreement between Midland National Life Insurance Company and DWS. (9)
	(12)	Participation agreement between Midland National Life Insurance Company and Eaton Vance. (9)
	(13)	Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
	(14)	Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
	(15)	Participation agreement between Midland National Life Insurance Company and Ivy Funds. (9)
	(16)	Participation agreement between Midland National Life Insurance Company and Legg Mason. (9)
	(17)	Participation agreement between Midland National Life Insurance Company and Pioneer Funds. (9)
	(18)	Participation agreement between Midland National Life Insurance Company and Prudential. (9)
	(19)	Participation agreement between Midland National Life Insurance Company and Royce Funds. (9)
	(20)	Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (9)
	(21)	Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (9)
	(22)	Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (9)
	(23)	Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc. (9)
34

(24)	Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (9)
(25)	Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC. (9)
(26)	Participation Agreement between Midland National Life Insurance Company and AllianceBernstein. (10)
(27)	Amendment to Participation Agreement between Midland National Life Insurance Company and American Century. (10)
(28)	Participation Agreement Amended and Restated between Midland National Life Insurance Company and DWS. (10)
(29)	Participation Agreement between Midland National Life Insurance Company and Lazard. (10)
(30)	Participation Agreement between Midland National Life Insurance Company and Lord Abbett. (10)
(31)	Amendment to Participation Agreement between Midland National Life Insurance Company and Northern Lights Variable Trust. (10)
(32)	Amendment to Participation Agreement between Midland National Life Insurance Company and Van Eck. (10)
(33)	Amendment to the Participation Agreement between Midland National Life Insurance Company, American Century Investment Services, Inc. and American Century Investment Management, Inc. (11)
(34)	Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (11)
(35)	Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series. (11)
(36)	Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios and Fred Alger & Company, Incorporated. (12)
(37)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (12)
(38)
Amendment to the Participation Agreement between Midland National Life Insurance Company, DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. (12)

(39)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. (12)
(40)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, Lazard Asset Management Securities LLC and Lazard Retirement Series, LLC. (12)
(41)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (12)

(42)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC. (12)
(43)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Northern Lights Variable Trust and Northern Lights Distributors, LLC. (12)
(44)	Amendment to the Participation Agreement between Midland National Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (12)
(45)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributors, Inc. (12)

(46)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Royce Capital Fund and Royce Fund Services, Inc. (12)
(47)	Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation (13)
(48)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(49)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(50)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(51)	Participation Agreement between Midland National Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and Columbia Management Investment Distributors, Inc. (13)
(52)	Participation Agreement between Midland National Life Insurance Company, ALPS Variable Investment Trust, ALPS Advisors, Inc and ALPS Portfolio Solutions Distributor, Inc. (14)
(53)
Participation Agreement between Midland National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (14)

(54)	Participation Agreement between Midland National Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. (14)
(55)
Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC., Transparent Value Trust, Guggenheim Partners Investment Management, LLC, and ALPS Distributors, Inc. (14)

35

	(56)	Amendment to the Participation Agreement between Midland National Life Insurance Company, BlackRock Variable Series Funds, Inc., and BlackRock Investments, LLC. (14)
	(57)	Amendment to the Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation. (14)
	(58)	Participation Agreement between Midland National Life Insurance Company and T. Rowe Price. (15)
(59)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (15)

	(60)	Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, John Hancock Variable Insurance Trust and John Hancock Distributors, LLC (17)
	(61)	Participation Agreement between Midland National Life Insurance Company, Federated Insurance Series and Federated Securities Corp. (18)
(k)	(1)	Opinion and Consent of Counsel (24)
(l)	(1)	Consent of Independent Registered Public Accounting Firm (24)
(m)		Not Applicable
(n)		Not Applicable
(o)		Form of Initial Summary Prospectus (25)
(p)		Powers of Attorney (25)
(q)		Not Applicable
(r)		Historical Current Limits on Index Gains (24)

1.	Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)
2.	Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on February 23, 1998 (File No. 33-64016)
3.	Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)
4.	Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on April 28, 2003 (File No. 333-71800)
5.	Incorporated herein by reference to Initial N-4 Filing on June 7, 1993 (File 33-64016)
6.	Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on April 29, 1997 (File No. 33-64016)
7.	Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 28, 2008 (File No. 333-108437)
8.	Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 15, 2011 (File No. 333-176870)
9.	Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 25, 2012 (File No. 333-176870)
10.	Incorporated herein by reference to Post-Effective Amendment No. 2 for Form N-4 on September 20, 2012 (File No. 333-176870)
11.	Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)
12.	Incorporated herein by reference to Post-Effective Amendment No. 3 for Form N-4 on April 26, 2013 (File No. 333-176870)
13.	Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on July 12, 2013 (File No. 333-176870)
14.	Incorporated herein by reference to Post-Effective Amendment No. 7 for Form N-4 on July 25, 2014 (File No. 333-176870)
15.	Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-4 on July 16, 2015 (File No. 333-176870)
16.	Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-4 on April 25, 2017 (File No. 333-176870)
17.	Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 27, 2018 (File No. 333-176870)
18.	Incorporated herein by reference to Post-Effective Amendment No. 13 for Form N-4 on April 29, 2019 (File No. 333-176870)
19.	Incorporated herein by reference to Post-Effective Amendment No. 14 for Form N-4 on March 6, 2020 (File No. 333-176870)
36

20.	Incorporated herein by reference to Initial N-4 Filing on February 12, 2022 (File No. 333-262682)
21.	Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on April 29, 2022 (File No. 333-262682)
22.	Incorporated herein by reference to Post-Effective Amendment No. 2 for Form S-1 on April 17, 2023 (File No. 333-255059.
23.	Incorporated herein by reference to Post-Effective Amendment No. 3 for Form N-4 on April 19, 2024 (File No. 333-262682.
24	To be filed by post-effective amendment
25.	Filed herewith.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw	President, Chairman of the Board & Chief Executive Officer
Gerald R. Blair[3]	President – Sammons Life Insurance Group
Darron K. Ash	Director
Willard Bunn, III	Director
James Roderick Clark	Director
Thomas J. Corcoran	Director
Susan T. Deakins	Director
George A. Fisk	Director
William D. Heinz	Director
Michael M. Masterson	Director
William L. Lowe	President – Sammons Institutional Group and Director
Joseph E. Paul	President – Sammons Corporate Markets
Teri L. Ross	President – Shared Services
Robert R. TeKolste	President – Sammons Independent Annuity Group and Director
Brett L. Agnew	Senior Vice President, Deputy General Counsel – Securities & Investments and Assistant Secretary
David C. Attaway	Senior Vice President, Chief Financial Officer & Treasurer
Kelly L. Coomer[3]	Senior Vice President & Chief Information Officer
Anne M. Cooper	Senior Vice President and Chief Human Resources Officer
Brian D. Hansen	Senior Vice President & Chief Development Officer
Eric Y. Lin	Senior Vice President & Corporate Actuary
Donald T. Lyons	Senior Vice President
John D. Melvin	Senior Vice President & Chief Investment Officer
Michael L. Mock	Senior Vice President – Wealth Management Strategy
Amy E. Teas	Senior Vice President, General Counsel & Secretary
Stacy Bagby	Vice President – Sales & Compliance Administration
Marcy Baker	Vice President – Risk & Asset Liability Management
Kathleen Bartling[2]	Vice President – Marketing & Customer Experience Life
Neil Berns	Vice President & Chief Strategy Officer-Life
Jamie Beyer[2]	Vice President – Valuation
Bryce A. Biklen	Vice President and Chief Distribution Officer SIAG
Lori L. Bochner	Vice President – Marketing
Gregory J. Bonzagni	Vice President – National Sales
Kerry Cahill	Vice President – Business & Sales Development
Jackie Cockrum	Vice President – Administration
Timothy Crawford	Vice President & Associate General Counsel-Life & Annuity Operations
Casey C. Decker	Vice President - Strategic Partnerships & Digital Experience
Pam Doeppe	Vice President
37

Linda M. Durman	Vice President – Annuity Product Development & Inforce Management
Daniel Edsen	Vice President – Finance Reporting
Adora M. Ellis	Vice President – Investment Portfolio Management
Kirk P. Evans	Vice President – Product Development & Risk Management
Lynne M. Flater	Vice President & Chief Tax Officer
Trent Freier	Vice President - Corporate Markets
Christie Goodrich	Vice President – Life Product
Cyndi Hall	Vice President – Chief Compliance Officer
Jeffrey P. Heppner	Vice President – Information Technology
Jeannie Iannello[2]	Vice President – Life New Business & Underwriting
Robert Johnson, Jr.	Vice President – Chief Distribution & Sales Officer MNL
Mark Kalinowski[3]	Vice President – Investment & Hedging Strategies
Marty E. Kennedy	Vice President – Sales Independent Broker Dealer
Tracey E. Knudtson	Vice President – Talent & Organizational Development and HR Business Partner
Khen Leuk[3]	Vice President – Chief Underwriting Officer, SFG Bermuda Ltd.
Brent A. Mardis	Vice President - Chief Strategy Officer
Kevin Mechtley	Vice President – Business Development & Chief Innovation Officer
Paul J. Mocarski	Vice President & Chief Information Security Officer
Seth Nailor	Vice President – Agency Services
Nicholas Nelson	Vice President – Centralized Services
Adam W. Newland	Vice President – Audit
Thomas A. Nucaro	Vice President & Chief Tax Officer
Jackson Ode	Vice President – Sales MNL
Cheryl O’Heath[3]	Vice President – Information Technology
Susan B. Osweiler	Vice President – Chief Risk Officer
Varun Parekh[3]	Vice President - Information Technology
Matthew P. Pelham	Vice President – Information Technology
Melissa R. Phillips	Vice President – Sales Operations Life
Michael A. Pietig	Vice President – Annuity New Business and Suitability
Henry Pietrkowski[3]	Vice President – Associate General Counsel – Litigation
Amy E. Rider	Vice President – Strategic Risk and Mortality Management
Jeffery S. Stout	Vice President – Corporate Actuarial Modeling
Sarah Theis	Vice President & Chief Strategy Officer
Rachelle Tieszen[2]	Vice President – Total Rewards and HR Business Partner
Carmen Walter	Vice President – Product Development Corporate Markets
Heath C. Williams[2]	Vice President – Information Technology
Aaron D. Witt	Vice President – Chief Digital & Data Officer
Pat Glover	Associate Vice President – Financial Reporting
Jodi Schultz	Associate Vice President – Finance
Logan S. Veurink[2]	Associate Vice President – Capital Planning & Analysis
Jill Williams[3]	Associate Vice President – Operational Compliance & Chief AML Officer
1    Unless noted otherwise, the principal business address for each officer and director is 8300 Mills Civic Parkway, West Des Moines, IA 50266
2    One Sammons Plaza, Sioux Falls, SD 57193-9991
3    433 W. Van Buren Street, Chicago, IL 60607
Item 29. Persons Controlled By or Under Common Control With the Depositor or Registrant.
The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT). Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2023, are:
38

Name of Parent, Subsidiaries Or Affiliates	Domiciliary Location	If Control is Ownership Provide Percentage
49 North, LLC	DE	100.00
5 Burlington Woods JV, LLC	DE	44.00
5 Burlington Woods, LLC	DE	100.00
550 Capital, Inc.	DE	100.00
ABV Holdings, LLC	NC	100.00
AC Storage, LLC	DE	100.00
Access Plus (Scotland) Ltd.	ZZZ	100.00
ACEI Holdco, LLC	DE	100.00
Acri Holdings LLC	DE	0.00
Aerial Platform Hire Limited	IRL	100.00
AIS SIND, LLC	DE	100.00
AJ Highland Park Investors, LLC	DE	100.00
AJ Renaissance Place Investors, LLC	DE	100.00
AK St. Louis Holdings, LLC	DE	100.00
AK St. Louis Manager, LLC	DE	50.00
AK St. Louis Owner, LLC	DE	100.00
Albemarle Solar Center, LLC	NC	100.00
Albion 636 Division, LLC	DE	100.00
Albion at Beachwood LLC	DE	50.00
Albion at Evanston Investors I, LLC	DE	100.00
Albion at Evanston, LLC	DE	100.00
Albion at Highland Park, LLC	DE	100.00
Albion at Murfreesboro, LLC	DE	100.00
Albion at New Forum Member, LLC	DE	100.00
Albion at Oak Park Investors I, LLC	DE	100.00
Albion at Oak Park Member, LLC	DE	100.00
Albion at Oak Park, LLC	DE	100.00
Albion at Palatine, LLC	DE	100.00
Albion at Parklane GP, LLC	DE	100.00
Albion at Parklane Limited Partner, LLC	DE	100.00
Albion at Renaissance Place, LLC	DE	100.00
Albion Columbus 1, LLC	DE	100.00
Albion Columbus Investors 1, LLC	DE	20.00
Albion Construction LLC	DE	100.00
Albion DeVille Member LLC	DE	100.00
Albion HoldCo LLC	DE	100.00
Albion in the Gulch Investors, LLC	DE	100.00
Albion in the Gulch Member, LLC	DE	100.00
Albion in the Gulch, LLC	DE	100.00
Albion Jacobs Highland Park, LLC	DE	100.00
Albion Jacobs Renaissance Place, LLC	DE	100.00
Albion Lawrenceville, LLC	DE	100.00
Albion Murfreesboro Investors, LLC	DE	20.00
Albion Murfreesboro Member, LLC	DE	100.00
Albion Music Row II, LLC	DE	100.00
Albion Music Row, LLC	DE	100.00
Albion on Lake Cook Mezz, LLC	DE	100.00
39

Albion on Lake Cook, LLC	DE	100.00
Albion Residential LLC	DE	100.00
Albion St. Louis, LLC	DE	100.00
AMC Investor Holdings LLC	DE	0.00
AmeyBriggs Services Holding Limited	GBR	50.00
AmeyBriggs Services Limited	GBR	100.00
Artemis Aircraft Investments, LLC	DE	0.00
Asheville Resolution Corporation	DE	100.00
Aspen Solar, LLC	NC	100.00
Asset Consulting Group, LLC	DE	100.00
ATCAP-CCI Atlanta Industrial, LLC	DE	92.50
Atlas Atlanta Cobb International, LLC	DE	100.00
Atlas Atlanta Mountain Industrial, LLC	DE	100.00
Atlas Atlanta Oakcliff, LLC	DE	100.00
Atlas Atlanta Royal Atlanta, LLC	DE	100.00
Atlas Atlanta Tuckerstone, LLC	DE	100.00
Balloo Hire Centre Limited	IRL	100.00
Balloo Hire Limited	IRL	100.00
Balsam Solar, LLC	NC	100.00
Bannagroe Limited	IRL	100.00
BBEP Legacy Holdings, LLC	DE	100.00
BE Finance Limited	GBR	100.00
Beachwood Apartments LLC	DE	100.00
Beacon Capital Management, Inc.	OH	100.00
Bennington Stark Capital Company, LLC	DE	100.00
Beulah Belle Grazing Association, LLC	WY	100.00
BFC Capital Company, LLC	DE	100.00
Bingham CDO L.P.	CYM	0.00
Blulift Limited	IRL	100.00
BP Duarte 1699, LLC	DE	100.00
BRE NC Solar 1, LLC	NC	100.00
Brier Creek Capital Company #1, LLC	CYM	100.00
Briggs Equipment Ireland Limited	IRL	100.00
Briggs Equipment Mexico, Inc.	DE	100.00
Briggs Equipment UK Limited	GBR	100.00
Briggs Equipment, S.A. de C.V.	MEX	99.00
Briggs Equipment, S.A. de C.V.	MEX	1.00
Briggs Industrial Solutions, Inc.	DE	100.00
Briggs International, Inc.	DE	100.00
Briggs UK Holdings, Inc.	DE	100.00
Broadway Solar Center, LLC	NC	100.00
Bronco Media C-B LLC	DE	0.00
Bronco Media Holdings LLC	DE	0.00
Bronco Media Holdings LLC	DE	0.00
Bronco Media MM LLC	DE	100.00
Cainhoy Land & Timber, LLC	DE	65.50
Campa Funding LLC	DE	0.00
Canal Reinsurance Company	IA	100.00
Carmocela Investimentos Imobiliarios E Turisticos, Unipessoal, Lda.	PRT	100.00
CC West Allis 1772, LLC	DE	100.00
40

CCE Funding LLC	DE	100.00
CCI Alexandria SL LLC	DE	100.00
CCI Atlanta Industrial LLC	DE	100.00
CCI Bethesda SL LLC	DE	100.00
CCI GG Prime 1 LLC	DE	100.00
CCI Historic, Inc.	DE	100.00
CCI Horizon LLC	DE	100.00
CCI Industrial - JSC Lakeview I Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview II Investor LLC	DE	100.00
CCI Industrial - JSC Landis Investor LLC	DE	100.00
CCI Industrial - KDC Oncor Investor LLC	DE	100.00
CCI Industrial - SM Cary Investor LLC	DE	100.00
CCI Industrial Holdings LLC	DE	100.00
CCI JSC Holdings LLC	DE	100.00
CCI MAC 5BW LLC	DE	100.00
CCI Manager LLC	DE	100.00
CCI MF Holdings LLC	DE	100.00
CCI MFH - KV Tribeca Investor LLC	DE	100.00
CCI Residential LLC	DE	100.00
CCI SSL Funding LLC	DE	100.00
CCI SSL Holding LLC	DE	100.00
CCI Tysons SL, LLC	DE	100.00
CCI Westfields Investor LLC (fka CCI Ohana LLC)	DE	100.00
CCI/HTC, Inc.	DE	100.00
Cedar Solar, LLC	NC	100.00
Cedar Springs (Cayman) Ltd.	CYM	100.00
Chelsea Creek Capital Company, LLC	DE	100.00
Clemina Hydro Power GP Ltd.	CAN	100.00
Clemina Hydro Power LP	CAN	99.00
Clemina Hydro Power LP	CAN	0.01
Collectible Antiquities Company, LLC	DE	100.00
Columbia Mountains Power GP Ltd.	CAN	100.00
Columbia Mountains Power LP	CAN	99.00
Columbia Mountains Power LP	CAN	0.01
Community Investments, Inc.	DE	100.00
Compatriot Capital, Inc.	DE	100.00
Concord Minutemen Capital Company, LLC	DE	100.00
Consolidated Investment Services, Inc.	DE	100.00
Constitution, LLC	DE	100.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	99.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	1.00
Copper River CLO Ltd.	CYM	0.00
Corio Funding, LLC	DE	100.00
Corio RR Finance Co., LLC	DE	100.00
Corio RR Finance Co.-2, LLC	DE	100.00
Corio RR Finance-3, LLC	DE	100.00
Corio RR Finance-4, LLC	DE	100.00
Corio RR Funding, LLC	DE	100.00
Cornwall Solar Center, LLC	NC	100.00
Covestre Capital Holdings LLC	DE	100.00
41

Covestre Capital LLC	DE	100.00
Covestre Capital PropCo-1 LLC	DE	100.00
Covestre Capital PropCo-10 LLC	DE	100.00
Covestre Capital PropCo-11 LLC	DE	100.00
Covestre Capital PropCo-12 LLC	DE	100.00
Covestre Capital PropCo-13 LLC	DE	100.00
Covestre Capital PropCo-14 LLC	DE	100.00
Covestre Capital PropCo-15 LLC	DE	100.00
Covestre Capital PropCo-16 LLC	DE	100.00
Covestre Capital PropCo-17 LLC	DE	100.00
Covestre Capital PropCo-18 LLC	DE	100.00
Covestre Capital PropCo-19 LLC	DE	100.00
Covestre Capital PropCo-2 LLC	DE	100.00
Covestre Capital PropCo-24 LLC	DE	100.00
Covestre Capital PropCo-25 LLC	DE	100.00
Covestre Capital PropCo-27 LLC	DE	100.00
Covestre Capital PropCo-28 LLC	DE	100.00
Covestre Capital PropCo-29 LLC	DE	100.00
Covestre Capital PropCo-3 LLC	DE	100.00
Covestre Capital PropCo-30 LLC	DE	100.00
Covestre Capital PropCo-35 LLC	DE	100.00
Covestre Capital PropCo-5 LLC	DE	100.00
Covestre Capital PropCo-8 LLC	DE	100.00
Covestre Capital PropCo-9 LLC	DE	100.00
Crestwood Solar Center, LLC	NC	100.00
CSCN LLC	DE	0.00
DC Solutions LLC	DE	100.00
Dement Farm, LLC	NC	100.00
DLPG II Executive, LLC	DE	0.00
DLPG, LLC	DE	100.00
Duplin Solar II, LLC	NC	100.00
Durham Solar, LLC	NC	100.00
E2M Holdings, LLC	DE	30.00
E2M Partners, LLC	DE	100.00
ELM 2 MM Funding LLC	DE	100.00
ELM 3 MM Funding LLC	DE	100.00
ELM MM LLC	DE	100.00
Elm Solar, LLC	NC	100.00
English Hydro Power GP Ltd.	CAN	100.00
English Hydro Power LP	CAN	0.01
English Hydro Power LP	CAN	99.00
Enterhealth, LLC	TX	21.30
ESA Newton Grove 1 NC, LLC	NC	100.00
ESA Selma NC 1, LLC	NC	100.00
ESA Smithfield 1 NC, LLC	NC	100.00
ETCO C-B LLC	DE	0.00
ETCO C-G LLC	DE	0.00
ETGP Aspen Venture, LP	DE	97.00
ETGP Birch Venture, LP	DE	97.00
ETGP Pine Venture, LP	DE	97.00
42

ETGP Samara Venture, LP	DE	97.00
ETGP Spruce Venture, LP	DE	97.00
ETGP-AMZ 1 Venture, LP	DE	97.00
ETGP-AMZ 2 Venture, LP	DE	97.00
ETMF C-B LLC	DE	0.00
ETMF C-G LLC	DE	0.00
ETUR C-B LLC	DE	0.00
ETUR C-G 2 LLC	DE	0.00
FD Orange Beach 859, LLC	DE	100.00
First Light Acquisition Group, Inc.	DE	16.02
Fitzcarraldo Funding LLC	DE	0.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	99.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	1.00
Forkway (Hire) Limited	GBR	100.00
Forkway Group Limited	GBR	100.00
Forkway Limited	GBR	100.00
Foundation X, LLC	DE	100.00
Franklin Park (Cyprus) Limited	CYP	100.00
Galway Pland and Tool Hire Limited	IRL	100.00
GC Deferred Compensation I, LLC	DE	100.00
GC Disbursement Agent, LLC	DE	100.00
GC Orpheus Investors, LLC	DE	21.70
GC Orpheus Investors, LLC	DE	0.00
GC Parent Holdings, LLC	DE	100.00
GC Pilar Golf Investment, LLC	DE	100.00
G-Covestre Capital Holdings LLC	DE	0.00
G-Craton 2 MM LLC	DE	100.00
G-Craton MM LLC	DE	100.00
GDP - Pilara Lotes, LLC	DE	100.00
GEFI Company, LLC	DE	99.50
GEFI Company, LLC	DE	0.00
Generation Financial Group LLC	DE	50.00
Generation Financial Group LLC	DE	50.00
Generation Mortgage Company, LLC	CA	100.00
Gerrity Group, LLC	DE	100.00
Gerrity Holdings LLC	DE	40.00
Gerrity Prime 1, LLC	DE	99.00
Gerrity Prime 1, LLC	DE	1.00
Gerrity Retail Fund 3 Management, LLC	DE	100.00
Gerrity Retail Fund 3, L.P.	DE	40.00
Gerrity Retail Fund 3, L.P.	DE	0.00
Gerrity Retail Fund 3, L.P.	DE	4.30
Gerrity Retail Investors 3, LLC	DE	94.70
Gerrity Retail Partners 3, LLC	DE	100.00
GFL Access Limited	GBR	100.00
GFL Holdings Limited	GBR	100.00
GFMH, LLC	DE	99.77
GFP Green Inc.	CYM	100.00
GFP Peru Dunas Holdings, Inc.	CYM	100.00
GFPIC, L.P.	CYM	34.50
43

GFPID, LLC	DE	40.00
GGIC Greenbacker Funding Ltd.	CYM	100.00
GGIC IIP Holdings Ltd.	CYM	100.00
GGIC IIP Holdings, L.P.	CYM	0.00
GGIC IIP Holdings, L.P.	CYM	85.68
GGIC KTI Holdings Ltd.	CYM	100.00
GGIC Manager, LLC	DE	100.00
GGIC, Ltd.	CYM	75.60
GGP Holdco, LLC	DE	100.00
GGP Sponsor Holdings, LLC	DE	100.00
GI Holdco II LLC	DE	100.00
GI Holdco LLC	DE	100.00
GIA Europe Holdings, Ltd.	CYM	100.00
GIES Holdco, LLC	DE	0.00
GIES Investment, LLC	DE	0.00
GIES Managing Member, LLC	DE	100.00
GIES, LLC	DE	89.80
GIES, LLC	DE	0.00
GIFLS Capital Company II, LLC	DE	100.00
GIFLS Capital Company II, LLC	DE	0.00
GIFLS Capital Company, LLC	DE	100.00
GIFLS Capital Company, LLC	DE	0.00
GIFM Holdings Trust	DE	100.00
GIFMS Capital Company, LLC	CYM	99.50
GIFMS Capital Company, LLC	CYM	0.00
GIFS Capital Company, LLC	CYM	99.50
GIHII Asset Holdings, LLC	DE	100.00
Gila Bend Power Partners, LLC	DE	100.00
GIM GP Ltd.	CYM	100.00
GLAC Holdings, LLC	DE	100.00
GLAC LV Holdings, LLC	DE	99.50
GLAC LV Holdings, LLC	DE	0.00
GLAM MilHsg Fee LLC	DE	0.00
GM Lansing 824, LLC	DE	100.00
GMI GPIM, LLC	DE	100.00
GMI GPIMH, LLC	DE	100.00
GN Fund I, LLC	FL	100.00
GNP-BA, LLC	FL	100.00
GNP-IC, LLC	DE	100.00
GNP-MR, LLC	ID	100.00
G-One Holdings LLC	DE	0.00
G-One Holdings LLC	DE	14.87
G-One MM LLC	DE	100.00
Gores Guggenheim Sponsor LLC	DE	50.00
GP Feeder Fund Management, LLC	DE	100.00
GP Holdco, LLC	DE	99.50
GP Holdco, LLC	DE	0.00
GP India Opportunities Feeder Fund, LP	CYM	0.00
GPA Services, LLC	DE	100.00
GPAM Holdings II, LLC	DE	100.00
44

GPAM Holdings, Inc.	DE	100.00
GPC LIX, LLC	DE	100.00
GPFT Holdco, LLC	DE	100.00
GPH Funding II, LLC	DE	100.00
GPIM Holdings VIII, Ltd.	CYM	100.00
GPIMH Sub Holdco, Inc.	DE	100.00
GPIMH Sub, LLC	DE	100.00
GPM: Fundrise, LLC	DE	100.00
G-Prairie MM LLC	DE	100.00
G-PUFF 2 LLC	DE	0.00
G-PUFF 2 MM LLC	DE	100.00
G-PUFF 3 LLC	DE	0.00
G-PUFF 3 MM LLC	DE	100.00
G-PUFF LLC	DE	0.00
G-PUFF MM LLC	DE	100.00
GRE MM LLC	DE	100.00
GRE-Aspen Funding, LLC	DE	0.00
Great Bridge Capital Company, LLC	DE	100.00
GRE-Birch Funding, LLC	DE	0.00
GRE-Iviron Funding, LLC	DE	0.00
GRE-Pine Funding, LLC	DE	0.00
GRE-Samara Funding, LLC	DE	0.00
GRE-Spruce Funding, LLC	DE	0.00
GRF Special, LLC	DE	0.00
GRF Special, LLC	DE	100.00
GRREP Holdings, LLC	DE	99.50
GRREP Holdings, LLC	DE	0.00
GS Gamma Advisors, LLC	DE	50.00
GS Gamma Investments, LLC	DE	0.00
GS Gamma Management, LLC	DE	50.00
GSA, LLC	DE	100.00
GSFI, LLC	DE	70.00
GSFI, LLC	DE	0.00
GSFI, LLC	DE	30.00
Guggenheim Advisors, LLC	DE	100.00
Guggenheim Alternative Asset Management, LLC	DE	100.00
Guggenheim Capital Management (Asia) Private Limited	IND	99.00
Guggenheim Capital, LLC	DE	30.00
Guggenheim Corporate Funding, LLC	DE	100.00
Guggenheim Credit Services, LLC	DE	100.00
Guggenheim Development Services, LLC	DE	100.00
Guggenheim Disbursement Agent, LLC	DE	100.00
Guggenheim Energy LLC	DE	100.00
Guggenheim Energy Opportunities Fund, LP	DE	0.00
Guggenheim Funds Distributors, LLC	DE	100.00
Guggenheim Funds Investment Advisors, LLC	DE	100.00
Guggenheim Funds Services, LLC	DE	100.00
Guggenheim GGP Holdings, LLC	DE	100.00
Guggenheim Global Investments Public Limited Company	IRL	100.00
Guggenheim Global Investments Public Limited Company	IRL	0.00
45

Guggenheim GN Fund I, Ltd.	FL	99.00
Guggenheim GN Fund I, Ltd.	FL	0.00
Guggenheim GNP, LLC	DE	99.50
Guggenheim GNP, LLC	DE	0.00
Guggenheim Golf Properties Investor, LLC	DE	99.50
Guggenheim Golf Properties Investor, LLC	DE	0.00
Guggenheim High-Yield Fund, LLC	DE	0.00
Guggenheim Holdco Sub II, LLC	DE	100.00
Guggenheim Insurance Holdco, LLC	DE	100.00
Guggenheim Investment Advisors (Europe) Limited	GBR	100.00
Guggenheim Investment Advisors, LLC	DE	100.00
Guggenheim Investments Private Debt Fund IV GP, LLC	DE	0.00
Guggenheim Investments Private Debt Fund IV-A, L.P.	DE	0.00
Guggenheim Investments Private Debt Fund IV-B, L.P.	DE	0.00
Guggenheim Investor Services, LLC	DE	100.00
Guggenheim Loan Fund, LLC	DE	0.00
Guggenheim Loan Services Company, Inc.	CA	100.00
Guggenheim Loan Services Company, LLC	DE	100.00
Guggenheim Management, LLC	DE	100.00
Guggenheim Manager, Inc.	DE	100.00
Guggenheim MZ Holdings, LLC	DE	100.00
Guggenheim NSA Napoli-Mirabella Trust 2019	DE	0.00
Guggenheim NSA Napoli-Mirabella Trust 2022	DE	0.00
Guggenheim Opportunities Investors I-B, LLC	DE	100.00
Guggenheim Opportunities Investors IV, LLC	DE	100.00
Guggenheim Opportunities Investors V, LLC	DE	100.00
Guggenheim Opportunities Investors VI, LLC	DE	100.00
Guggenheim Partners Advisors, LLC	DE	100.00
Guggenheim Partners Advisory Company	SD	100.00
Guggenheim Partners Europe Limited	IRL	100.00
Guggenheim Partners Fund Management (Europe) Limited	IRL	100.00
Guggenheim Partners India GP, LLC	DE	33.30
Guggenheim Partners India Holdings, LLC	DE	100.00
Guggenheim Partners India Management, LLC	DE	100.00
Guggenheim Partners Investment Management Holdings, LLC	DE	99.50
Guggenheim Partners Investment Management Holdings, LLC	DE	0.00
Guggenheim Partners Investment Management, LLC	DE	99.90
Guggenheim Partners Investment Management, LLC	DE	0.00
Guggenheim Partners Japan, Ltd.	JPN	100.00
Guggenheim Partners Middle East Limited	ARE	100.00
Guggenheim Partners Opportunistic Investment Grade Securities Fund 2015, LLC	DE	0.00
Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC	DE	0.00
Guggenheim Partners Opportunistic Investment Grade Securities Master Fund, Ltd.	CYM	100.00
Guggenheim Partners, LLC	DE	100.00
Guggenheim Payroll Agent, LLC	DE	100.00
Guggenheim PDF IV Splitter-1, L.P.	DE	0.00
Guggenheim PDF IV Splitter-2, L.P.	DE	0.00
Guggenheim Portfolio Company VII, LLC	DE	100.00
46

Guggenheim Portfolio Company X, LLC	DE	100.00
Guggenheim Premises I, LLC	DE	99.50
Guggenheim Premises I, LLC	DE	0.00
Guggenheim Private Debt Fund 2.0 Managing Member, LLC	DE	100.00
Guggenheim Private Debt Fund 2.0, LLC	DE	0.00
Guggenheim Private Debt Fund 2.0, Ltd.	CYM	0.00
Guggenheim Private Debt Fund 2.0-I, LLC	DE	0.00
Guggenheim Private Debt Fund Managing Member, LLC	DE	100.00
Guggenheim Private Debt Fund Note Issuer 2.0, LLC	DE	0.00
Guggenheim Private Debt Fund Note Issuer, LLC	DE	0.00
Guggenheim Private Debt Fund Trinity Investco, LLC	DE	100.00
Guggenheim Private Debt Fund, LLC	DE	0.00
Guggenheim Private Debt Fund, Ltd.	CYM	0.00
Guggenheim Private Debt Master Fund 2.0, LLC	DE	74.56
Guggenheim Private Debt Master Fund 2.0, LLC	DE	12.35
Guggenheim Private Debt Master Fund 2.0, LLC	DE	13.08
Guggenheim Private Debt Master Fund 2.0, LLC	DE	0.00
Guggenheim Private Debt Master Fund, LLC	DE	0.00
Guggenheim Private Debt MFLTB 2.0, LLC	DE	100.00
Guggenheim Real Estate (CA), Inc.	DE	100.00
Guggenheim Real Estate, LLC	DE	100.00
Guggenheim Receivable Financing, LLC	DE	100.00
Guggenheim Retail Real Estate Partners, LLC	DE	100.00
Guggenheim Securities Europe Limited	IRL	100.00
Guggenheim Securities Greece Holdings, LLC	DE	100.00
Guggenheim Securities International, Ltd.	GBR	100.00
Guggenheim Securities Ireland Holdings, LLC	DE	100.00
Guggenheim Securities Research Services, LLC	DE	100.00
Guggenheim Securities, LLC	DE	100.00
Guggenheim Securities, LLC	DE	0.00
Guggenheim Services, LLC	DE	99.50
Guggenheim Services, LLC	DE	0.00
Guggenheim SPAC Holdings, LLC	DE	99.50
Guggenheim SPAC Holdings, LLC	DE	0.00
Guggenheim Transparent Value, LLC	DE	99.50
Guggenheim Transparent Value, LLC	DE	0.00
Guggenheim Treasury Services (Europe) Limited	GBR	100.00
Guggenheim Treasury Services Corporation (N.Y.)	DE	100.00
Guggenheim Treasury Services International Limited	CYM	100.00
Guggenheim Treasury Services, LLC	DE	100.00
Guggenheim Trust Assets, LLC	DE	100.00
Gulf of Mexico Energy Infrastructure Platform LLC	DE	0.00
Gulf of Mexico Energy Infrastructure Platform MM LLC	DE	100.00
GW Ocean, LLC	DE	50.00
GW Phoenix 799, LLC	DE	100.00
GWM Holdco, LLC	DE	99.50
GWM Holdco, LLC	DE	0.00
Gwynedd Forklifts Limited	GBR	100.00
H2 Fuels, Inc.	DE	100.00
Harrell's Hill Solar Center, LLC	NC	100.00
47

Heelstone Energy II, LLC	DE	100.00
Heelstone Energy III, LLC	DE	100.00
Heelstone Energy IV, LLC	DE	100.00
Heelstone Energy V, LLC	DE	100.00
Heelstone Energy VI, LLC	DE	100.00
Heelstone Energy VIII, LLC	DE	100.00
Heelstone Energy, LLC	DE	100.00
Heelstone Land Holdings, LLC	DE	100.00
Heestone Energy VII, LLC	DE	100.00
Heyday Insurance Agency LLC	DE	100.00
Highland Solar Center, LLC	NC	100.00
Hiremech Holdings Limited	GBR	100.00
Hiremech Limited	GBR	100.00
Hitec Lift Trucks Limited	GBR	100.00
HyElement Power, Inc.	DE	100.00
Hyperscale Funding LLC	DE	0.00
Hyperscale MM Funding LLC	DE	100.00
Hypnos C-B LLC	DE	0.00
Hypnos C-G LLC	DE	0.00
Hypnos Funding LLC	DE	99.70
Hypnos Funding LLC	DE	0.00
Hypnos Holdco LLC	DE	11.14
Hypnos Holdco LLC	DE	0.00
Hypnos MM LLC	DE	100.00
Industrial US Holdings, Inc.	DE	100.00
Innovative Solar 23, LLC	NC	100.00
IPEX LLC	DE	100.00
IPEX Services, LLC	DE	100.00
Iron Hill CLO Designated Activity Company	IRL	0.00
J.B. Plant Hire (Dungannon) Limited	GBR	100.00
J.B. Plant Hire Limited	GBR	100.00
Jackson-Shaw Company LLC	DE	100.00
Jackson-Shaw Holdings LLC	DE	44.75
Java Acquisition Company 0013, LLC	DE	100.00
Java Acquisition Company 0031, LLC	DE	100.00
JL Ada 1486, LLC	DE	100.00
JL Amelia 1619, LLC	DE	100.00
JL Ardmore 1563, LLC	DE	100.00
JL Bee Cave 1559, LLC	DE	100.00
JL Beloit 1365, LLC	DE	100.00
JL Bolivar 1575, LLC	DE	100.00
JL Broken Bow 1694, LLC	DE	100.00
JL Brownsville 1524, LLC	DE	100.00
JL Canton 1593, LLC	DE	100.00
JL Centerton 1337, LLC	DE	100.00
JL Chattanooga 1491, LLC	DE	100.00
JL Columbus 1549, LLC	DE	100.00
JL Corpus Christi 1454, LLC	DE	100.00
JL Cortlandville 1462, LLC	DE	100.00
JL Daingerfield 1693, LLC	DE	100.00
48

JL Depew 1297, LLC	DE	100.00
JL Derby 1853, LLC	DE	100.00
JL D'Iberville 1506, LLC	DE	100.00
JL Dripping Springs 1369, LLC	DE	100.00
JL East Syracuse 1473, LLC	DE	100.00
JL El Paso 1537, LLC	DE	100.00
JL El Paso 1542, LLC	DE	100.00
JL El Paso 1546, LLC	DE	100.00
JL El Paso 1587, LLC	DE	100.00
JL El Paso 1785, LLC	DE	100.00
JL Evansville 1459, LLC	DE	100.00
JL Fayetteville 1336, LLC	DE	100.00
JL Flowood 1515, LLC	DE	100.00
JL Fort Oglethorpe 1492, LLC	DE	100.00
JL Fort Smith 1698, LLC	DE	100.00
JL Fort Smith 1743, LLC	DE	100.00
JL Fort Worth 834, LLC	DE	100.00
JL Fort Wright 1611, LLC	DE	100.00
JL Hampton 1595, LLC	DE	100.00
JL Horizon City 1759, LLC	DE	100.00
JL Hornell 1697, LLC	DE	100.00
JL Hughes Springs 1696, LLC	DE	100.00
JL Hugo 1704, LLC	DE	100.00
JL Idabel 1702, LLC	DE	100.00
JL Jonesboro 1553, LLC	DE	100.00
JL Kyle 1338, LLC	DE	100.00
JL Lafayette 1745, LLC	DE	100.00
JL Lexington 1436, LLC	DE	100.00
JL Linden 1695, LLC	DE	100.00
JL Little Rock 1489, LLC	DE	100.00
JL Louisville 1437, LLC	DE	100.00
JL Manvel 1255, LLC	DE	100.00
JL Marion 1499, LLC	DE	100.00
JL Mason 1523, LLC	DE	100.00
JL McAlester 1490, LLC	DE	100.00
JL McAllen 1625, LLC	DE	100.00
JL Miami Township 1603, LLC	DE	100.00
JL Milwaukee 1397, LLC	DE	100.00
JL Mobile 1536, LLC	DE	100.00
JL Mundelein 1366, LLC	DE	100.00
JL Muskogee 1780, LLC	DE	100.00
JL New Lenox 986, LLC	DE	100.00
JL Normal 1457, LLC	DE	100.00
JL Oak Creek 1269, LLC	DE	100.00
JL Oconomowoc 1513, LLC	DE	100.00
JL Olean 1705, LLC	DE	100.00
JL Oshkosh 1465, LLC	DE	100.00
JL Paris 1761, LLC	DE	100.00
JL Peoria 1539, LLC	DE	100.00
JL Peoria 1638, LLC	DE	100.00
49

JL Pharr 1482, LLC	DE	100.00
JL Pittsburg 1773, LLC	DE	100.00
JL Plover 1320, LLC	DE	100.00
JL Porter 1414, LLC	DE	100.00
JL Princeton 1332, LLC	DE	100.00
JL Radcliff 1569, LLC	DE	100.00
JL Richland 1509, LLC	DE	100.00
JL Rockford 1428, LLC	DE	100.00
JL Rolla 1534, LLC	DE	100.00
JL Saraland 1552, LLC	DE	100.00
JL Sheboygan 1628, LLC	DE	100.00
JL Siloam Springs 1448, LLC	DE	100.00
JL Springfield 1495, LLC	DE	100.00
JL Springfield 1963, LLC	DE	100.00
JL St. Robert 1582, LLC	DE	100.00
JL Sun Prairie 1514, LLC	DE	100.00
JL Syracuse 1550, LLC	DE	100.00
JL Tyler 1583, LLC	DE	100.00
JL Valdosta 1766, LLC	DE	100.00
JL Webster 1313, LLC	DE	100.00
JLB 2728 Cedar Springs, LP	TX	30.00
JLB 2728 Cedar Springs, LP	TX	70.00
JLB BUILDERS LLC	TX	100.00
JLB CCI Westfields LLC	DE	80.00
JLB CCI Westfields LLC	DE	11.62
JLB Chapman GP LLC	DE	100.00
JLB Chapman LP	DE	98.00
JLB Chapman LP	DE	100.00
JLB Chapman LP	DE	2.00
JLB McLean LLC	DE	39.00
JLB McLean LLC	DE	21.90
JLB McLean Partners LP	DE	65.70
JLB Partners LLC	DE	40.00
JLB REALTY LLC	TX	100.00
JLB RESIDENTIAL LLC	TX	100.00
JLB Stafford Land LP	TX	100.00
JLB West Paces Phase I GP LLC	TX	100.00
JLB West Paces Phase I L.P.	TX	80.00
JLB West Paces Phase I L.P.	TX	19.00
JLB West Paces Phase I L.P.	TX	1.00
JLx3, LLC	DE	61.12
JSC Manager LLC	DE	100.00
JSC-CCI Lakeview I JV LLC	DE	95.00
JSC-CCI Lakeview I JV LLC	DE	3.50
JSC-CCI Lakeview I LLC	DE	100.00
JSC-CCI Lakeview I Mezz LLC	DE	100.00
JSC-CCI Lakeview II JV LLC	DE	95.00
JSC-CCI Lakeview II JV LLC	DE	3.50
K2 Development, LLC	DE	100.00
KDC HoldCo LLC	DE	25.00
50

KDC OEDC Investments One LP	TX	75.00
KDC Real Estate JV I Controlling GP LLC	DE	25.00
KDC Real Estate JV I General Partner LP	DE	48.50
KDC Real Estate JV I General Partner LP	DE	0.00
KDC Real Estate JV I LP	DE	48.40
KDC Real Estate JV I LP	DE	0.20
KDC Real Estate JV I Operating LLC	DE	100.00
KDC Real Estate JV I REIT LLC	DE	100.00
KDC Real Estate JV I REIT LLC	DE	0.00
KDC Real Estate JV I REIT Manager LLC	DE	25.00
Kemps Landing Capital Company, LLC	DE	100.00
Kenansville Solar Farm, LLC	NC	100.00
Kennecott Funding Ltd.	CYM	0.00
Kips Bay Capital Company #4, LLC	CYM	100.00
KV Tribeca Apartments, LLC	DE	100.00
KV Tribeca Holdings, LLC	DE	75.00
Lafayette Solar I, LLC	NC	100.00
Lansing 824 Retail, LLC	DE	100.00
Laois Hire Services Limited	IRL	100.00
Laurinburg Solar, LLC	NC	100.00
LAV MP Holding, LLC	DE	100.00
Legacy Capital Company, LLC	DE	100.00
Legacy KDC Holdings, LLC	DE	35.60
Lexington Parker Capital Company, L.L.C.	DE	100.00
Liberty Hampshire Holdings, LLC	DE	99.50
Liberty Hampshire Holdings, LLC	DE	0.00
Links GKPL Holdco, LLC	DE	100.00
Links GPJL Holdco, LLC	DE	100.00
Links Holdings LLC	DE	99.50
Links Holdings LLC	DE	0.00
Links Holdings, Inc.	DE	100.00
Lionel Investors LLC	DE	44.00
Lionel Investors LLC	DE	0.00
Littlefield Solar Center, LLC	NC	100.00
Magma WCFF II Ltd.	CYM	0.00
Maxim (GB) Limited	GBR	100.00
MCCW Adairsville 1661, LLC	DE	100.00
MCCW Baton Rouge 1748, LLC	DE	100.00
MCCW Columbia 1774, LLC	DE	100.00
MCCW Dahlonega 1637, LLC	DE	100.00
MCCW Memphis 1758, LLC	DE	100.00
MCCW Olive Branch 1680, LLC	DE	100.00
MCCW Smyrna 1684, LLC	DE	100.00
MERLIN Series 2015-A LLC	DE	0.00
MERLIN Series 2015-B LLC	DE	0.00
MERLIN Series 2015-C LLC	DE	0.00
Meteora Venture Partners Acquisition Corp.	DE	17.31
Metric Finance Acquisition Corp. I	DE	100.00
Metric Finance Acquisition Corp. II	CYM	100.00
Metric Finance Acquisition Corp. III	CYM	100.00
51

Metric Finance Acquisition Corp. IV	DE	100.00
Metric Finance Holdings I, LLC	DE	100.00
Metric Finance Holdings II, LLC	DE	100.00
Metric Finance Holdings III, LLC	DE	100.00
Metric Finance Holdings IV, LLC	DE	100.00
Metric Finance TopCo, LLC	DE	99.50
Metric Finance TopCo, LLC	DE	0.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	99.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	1.00
Midland National Life Insurance Company	IA	100.00
Midway Wind, LLC	DE	100.00
MNL Reinsurance Company	IA	100.00
Molly Aida Funding LLC	DE	0.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	99.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	1.00
Morgan Farm, LLC	NC	100.00
Morrow Park City Apartments LLC	DE	34.30
Morrow Park City Apartments LLC	DE	65.70
Morrow Park Holding LLC	DE	50.00
My Financial Freedom LLC	DE	100.00
Nashville Farms, LLC	NC	100.00
National Brand Investors I, LLC	DE	0.00
NC Lincolnshire 624, LLC	DE	100.00
NC Little Rock 642, LLC	DE	100.00
NC Naperville 623, LLC	DE	100.00
Neckar Investments Limited	GBR	100.00
New Forum Apartments JV Investors, LLC	DE	10.00
New Forum Owner LLC	DE	100.00
New Roots M Trust	DE	100.00
New Roots N Trust	DE	100.00
Neworld.Energy Holdings, LLC	DE	25.00
Neworld.Energy Holdings, LLC	DE	3.00
Neworld.Energy LLC	NV	100.00
Nextgen Re Holdings, LLC	DE	100.00
Nishhen Denshi Limited	GBR	100.00
North American Company for Life and Health Insurance	IA	100.00
North Carolina Solar III, LLC	NC	100.00
Northern Forklift (Scotland) Limited	GBR	100.00
Northrock Financial Services, LLC	DE	100.00
Northrock Partners Holdco, LLC	DE	55.00
NorthRock Partners Intermediate, LLC	DE	55.00
NorthRock Partners Tax Services, LLC	DE	100.00
NorthRock Partners, LLC	DE	100.00
NRX Hockey, LLC	DE	100.00
NRX Holding, LLC	DE	100.00
NZC Guggenheim Fund Limited	CYM	0.00
NZC Guggenheim Fund LLC	DE	0.00
NZC Guggenheim Master Fund Limited	CYM	0.00
NZCG Funding LLC	DE	100.00
NZCG Funding Ltd.	CYM	100.00
52

Optimus Funding Company, LLC	DE	100.00
Orinoco Funding LLC	DE	0.00
Orpheus Funding LLC	DE	0.00
Orpheus Holdings Limited	CYM	0.00
Orpheus Holdings LLC	DE	0.00
Otter, Inc.	OK	100.00
Parkway Mortgage, Inc.	DE	100.00
Pathfinder Bison Bend, LLC	WY	100.00
Pathfinder Buzzard Bird Ranch, LLC	WY	100.00
Pathfinder Cardwell Access Ranch, LLC	WY	100.00
Pathfinder Cardwell Ranch, LLC	WY	100.00
Pathfinder Dumbell Ranch, LLC	WY	100.00
Pathfinder Land and Ranch Management, LLC	WY	100.00
Pathfinder Miracle Mile Ranch, LLC	WY	100.00
Pathfinder Pathfinder Ranch, LLC	WY	100.00
Pathfinder Perkins Ranch, LLC	WY	100.00
Pathfinder Ranches, LLC	WY	100.00
Pathfinder Renewable Wind Energy, LLC	WY	100.00
Pathfinder Sand Creek, LLC	WY	100.00
Pathfinder Stewart Creek Ranch, LLC	WY	100.00
Pathfinder Sun Ranch, LLC	WY	100.00
Pathfinder Two Iron Ranch, LLC	WY	100.00
Pent House Associates	DE	99.00
Pent House Associates	DE	1.00
Pilar Holdings, LLC	FL	0.00
Pilar Holdings, LLC	FL	0.00
Pilara Lotes II, LLC	DE	100.00
PLIC Holdings, LLC	DE	100.00
PLUS Funding IV, LLC	DE	0.00
PR Holdings Inc.	DE	100.00
Private Tax Services, LLC	DE	100.00
Promenade Funding LLC	DE	0.00
Promenade Funding LLC	DE	33.80
Promenade Funding LLC	DE	12.87
Promenade Funding LLC	DE	47.15
Promenade Holdco LLC	DE	0.00
Promenade MM LLC	DE	100.00
Property Disposition, Inc.	DE	100.00
PTF Trust #1	DE	100.00
PV Project Holdings I, LLC	NC	100.00
PV Project Holdings II, LLC	NC	100.00
PV Project Holdings III, LLC	NC	100.00
PV Project Holdings IV, LLC	NC	100.00
PV Project Holdings V, LLC	NC	100.00
PV Project Lessee V-2015, LLC	DE	0.00
Raeford Farm, LLC	NC	100.00
Red Hill Solar Center, LLC	NC	100.00
Red Toad 1425 A Powatan Road, LLC	NC	100.00
Relationship Funding (Cayman) Ltd.	CYM	100.00
Retail Investors III, LLC	DE	0.00
53

Ridgefield Funding Company, LLC	DE	100.00
Rio Bravo Wind Capital, LLC	DE	100.00
Rio Bravo Wind Holdings, LLC	DE	100.00
Rio Bravo Wind Renewables, LLC	DE	100.00
Rio Bravo Windpower, LLC	DE	100.00
Rockingham Solar, LLC	NC	100.00
Rosales Funding LLC	DE	17.00
Rosales Funding LLC	DE	76.50
Rosales Funding LLC	DE	19.80
Rosales Funding LLC	DE	0.00
Rosales Holdco LLC	DE	0.00
Rosemount Holdings Ltd	ZZZ	100.00
RSG Hockey, LLC	DE	100.00
Rydex Holdings, LLC	KS	100.00
SAGE Assets, Inc.	DE	100.00
Samarcand Solar Farm, LLC	NC	100.00
Sammons BW, Inc.	DE	100.00
Sammons CAES Holdings, LLC	DE	100.00
Sammons Capital, Inc.	DE	100.00
Sammons Corporation	DE	100.00
Sammons Distribution Holdings, Inc.	DE	100.00
Sammons Energy Storage Holdings LLC	WY	100.00
Sammons Enterprises, Inc.	DE	100.00
Sammons Enterprises, Inc. ESOT	TX
Sammons Equity Alliance, Inc.	DE	100.00
Sammons Financial Group Asset Management, LLC	DE	100.00
Sammons Financial Group Wealth Management Holdings, LLC	DE	100.00
Sammons Financial Group, Inc.	DE	100.00
Sammons Financial Network, LLC	DE	100.00
Sammons Industrial Capital, LLC	DE	100.00
Sammons Industrial, Inc.	DE	100.00
Sammons Infrastructure, Inc.	DE	100.00
Sammons Institutional Group, Inc.	DE	100.00
Sammons Power Development, Inc.	DE	100.00
Sammons Renewable Energy Canada Holdings Inc.	CAN	100.00
Sammons Renewable Energy Holdings, Inc.	DE	100.00
Sammons Securities, Inc.	DE	100.00
Sammons Warehouse Solutions, Inc.	DE	100.00
Sands Point Funding Ltd.	CYM	0.00
Sandy Point Capital Company, LLC	DE	100.00
Saratoga (Cayman), Ltd.	CYM	100.00
Saratoga Springs Capital Company, LLC	DE	100.00
SB Tech Holdings I LLC	DE	0.00
SB Tech Holdings I MM LLC	DE	100.00
SC-CJ Phoenix 1584, LLC	DE	100.00
SC-H Sellersburg 1373, LLC	DE	100.00
SE Sacramento 1224, LLC	DE	100.00
Security Investors, LLC	KS	100.00
Serpentine Hydro Power GP Ltd.	CAN	100.00
Serpentine Hydro Power LP	CAN	99.00
54

Serpentine Hydro Power LP	CAN	0.01
Seven Sticks CLO Ltd.	CYM	0.00
Seven Sticks, LLC	SC	100.00
SFG Bermuda, LTD	BM	100.00
SFG Cary Investors, LLC	DE	95.00
SFG Cary, LLC	DE	100.00
SFG Fortuna, LLC	DE	100.00
SFG Tenura, LLC	DE	100.00
Shelby Randolph Road Solar I, LLC	NC	100.00
Short Hills Capital Company #1, LLC	CYM	100.00
Short Line Rail Transportation LLC	DE	0.00
Short Line Rail Transportation MM LLC	DE	100.00
SID Solar I, LLC	NC	100.00
Silver Sustainable Solutions Corp.	DE	100.00
Silverstone Alexandria II Owner, LLC	DE	100.00
Silverstone Alexandria II, LP	DE	90.00
Silverstone Bethesda Owner, LLC	DE	100.00
Silverstone Bethesda, LP	DE	85.00
Silverstone Senior Living, LLC	DE	37.33
Silverstone Tysons Owner, LLC	DE	100.00
Silverstone Tysons, LP	DE	85.00
SitePro Rentals, Inc.	DE	100.00
Ski Partners II, LLC	DE	32.75
Ski Partners, LLC	DE	32.74
SLBCA Holding LLC	DE	100.00
Solberg Reinsurance Company	IA	100.00
Solent Forklift Trucks Limited	GBR	100.00
Soo Line Building City Apartments LLC	DE	100.00
SP Land Company, LLC	DE	80.00
SRE Blocker #1, Inc.	DE	100.00
SRE Blocker #2, Inc.	DE	100.00
SRE Blocker #3, Inc.	DE	100.00
SRE Blocker #4, Inc.	DE	100.00
SRE Blocker #5, Inc.	DE	100.00
SRE Blocker #6, Inc.	DE	100.00
SRE Blocker #7, Inc.	DE	100.00
SRE Blocker #8, Inc.	DE	100.00
SRE DevCo, Inc.	DE	100.00
SRE Focalpoint Holdings, Inc.	DE	100.00
SRE Focalpoint Member, LLC	DE	100.00
SRE Focalpoint, LLC	DE	99.50
SRE Hydro Canada Corp	CAN	100.00
SRE Hydro Canada General Services Ltd.	CAN	100.00
SRE Hydro Canada-1, LLC	DE	99.50
SRE Hydro DevCo, Inc.	DE	100.00
SRE Midway HoldCo LLC	DE	100.00
SRE Midway LLC	DE	99.50
SRE Midway Member LLC	DE	100.00
SRE NC Solar, LLC	DE	99.50
SRE OpCo, Inc.	DE	100.00
55

SRE Rio Bravo, LLC	DE	99.50
SRE Solar OpCo, Inc.	DE	100.00
SRE Utility Solar 1, LLC	DE	100.00
SRE Wind OpCo Inc.	DE	100.00
SRK Holdings, LLC	NC	100.00
SSL CCI Funding, LLC	DE	85.00
Stellar Funding, Ltd.	CYM	0.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stone Roots M Trust	DE	100.00
Stone Roots N Trust	DE	100.00
Stonebridge Investors III, LLC	DE	100.00
Sweetgum Solar, LLC	NC	100.00
Sweetwater River Conservancy Bald and Golden Eagle Bank, LLC	WY	100.00
Sweetwater River Conservancy Greater Sage-Grouse Habitat Bank, LLC	WY	100.00
Sweetwater River Conservancy Wetland Mitigation Bank, LLC	WY	100.00
Sweetwater River Conservancy, LLC	WY	100.00
Sync Storage Solutions, Inc.	DE	100.00
TEK Financial, LLC	DE	99.50
TEK Financial, LLC	DE	0.00
Teton Holdings I LLC	DE	0.00
Teton Holdings II MM LLC	DE	100.00
The Liberty Hampshire Capital Company, LLC	DE	100.00
The Liberty Hampshire Company, LLC	DE	100.00
Thomas Creek Capital Corporation	DE	100.00
Thomas Weisel India Opportunity Fund, L.P.	DE	0.00
TLEXP Ellisville 926, LLC	DE	100.00
TLEXP Overland Park 978, LLC	DE	100.00
TLEXP St. Peters 899, LLC	DE	100.00
Toledo-MNG, LLC	DE	90.57
Toledo-SLS, LLC	DE	90.57
Trail Boss Partners, LLC	DE	100.00
Trainingplus.Com Ltd.	ZZZ	100.00
Transparent Value Private Limited	IND	99.97
Transparent Value, L.L.C.	DE	100.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Ulmus Funding LLC	DE	17.00
Ulmus Funding LLC	DE	76.50
Ulmus Funding LLC	DE	0.00
Ulmus Holdco LLC	DE	0.00
Van Slyke Solar Center, LLC	NC	100.00
VG ECU Holdings LLC	DE	100.00
VG Morrow Park Capital LLC	DE	84.80
VG Morrow Park Capital LLC	DE	15.20
VGH/Dallas LLC	DE	70.00
Village Green Communications LLC	DE	100.00
Village Green Holding LLC	DE	100.00
56

Village Green Management Company LLC	DE	100.00
Village Green Management Company of Illinois LLC	DE	100.00
Village Green Management Company of North Carolina LLC	DE	100.00
Village Green Management Company of Pennsylvania LLC	DE	100.00
Washington Morgan Capital Company, LLC	DE	100.00
West Coast QSR Acquisitions, LLC	DE	100.00
White Oak Guggenheim Feeder Fund, LLC	DE	29.17
White Oak Guggenheim Feeder Fund, LLC	DE	0.00
White Plains Capital Company, LLC	DE	100.00
Woodbine Legacy Holdings, LLC	DE	93.00
Woodbine Legacy Holdings, LLC	DE	7.00
Woodbine Legacy Investment Partners, LP	DE	45.70
Woodbine Legacy Pref Partners, LP	DE	42.10
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
York Road Solar I, LLC	NC	100.00
ZV Solar 3, LLC	NC	100.00
Item 30. Indemnification
Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31a. Relationship of Principal Underwriter to Other Investment Companies
In addition to Midland National Life Separate Account C, Sammons Financial Network, LLC, the principal underwriter/distributor of the Registrant, is also the principal underwriter/distributor for variable universal life policies issued through Midland National Life Separate Account A.
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Item 31b. Principal Underwriters
The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 8300 Mills Civic Parkway West Des Moines, IA 50266	President
Christopher Kobes 8300 Mills Civic Parkway West Des Moines, IA 50266	Chief Compliance Officer—Broker Dealer
Arlen Dykhuis 8300 Mills Civic Parkway West Des Moines, IA 50266	Financial Operations Principal
Brett Agnew 8300 Mills Civic Parkway West Des Moines, IA 50266	Corporate Secretary
Item 31c. Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation**
Sammons Financial Network, LLC	$18,325,271	$0	$0	$3,724,566
*    Represents commissions paid on the LiveWell Variable Annuity, LiveWell Dynamic Annuity, and the Legacy Variable Annuity.
**    Represents an underwriting fee paid to Sammons Financial Network, LLC for LiveWell Variable Annuity contract, LiveWell Dynamic Annuity contract, and the Legacy Variable Annuity contract under Separate Account C.

Item 31A. Information about Contract with Index-Linked Options

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
0	0	0	0	0	0	Yes

Item 33. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.
Item 34. Fee Representation and Undertakings
Midland National Life Insurance Company represents that all fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risk assumed by Midland National Life Insurance Company.

Midland National Life Insurance Company hereby undertakes:
1. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities
Act; and
2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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Section 403(b) Representation
Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Insurance Company, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in Des Moines, Iowa on this eleventh day of October, 2024.

By: MIDLAND NATIONAL LIFE INSURANCE COMPANY (REGISTRANT)

By:	/s/ *
ESFANDYAR E. DINSHAW
Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
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Signatures	Title

/s/ * ESFANDYAR E. DINSHAW	President, Chairman of the Board of Directors, Chief Executive Officer (Principal Executive Officer)

/s/ * DAVID C. ATTAWAY	Senior Vice President, Chief Financial Officer & Treasurer (Principal Financial & Accounting Officer)

/s/ * DARRON K. ASH	Director

/s/ * WILLARD BUNN, III	Director

/s/ * JAMES RODERICK CLARK	Director

/s/ * THOMAS J. CORCORAN	Director

/s/ * SUSAN T. DEAKINS	Director

/s/ * GEORGE A. FISK	Director

/s/ * WILLIAM D. HEINZ	Director

/s/ * WILLIAM L. LOWE	Director

/s/ * MICHAEL M. MASTERSON	Director

/s/ * ROBERT R. TEKOLSTE	Director

*By:	/s/ Brett L. Agnew	October 11, 2024
Brett L. Agnew
Attorney-in-Fact
Pursuant to Power of Attorney

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EXHIBIT INDEX

Item	Exhibit

27(o)	Form of Initial Summary Prospectus

27(p)	Powers of Attorney

1